[front cover]

                                AMERICAN CENTURY
                                 ANNUAL REPORT

[graphic of rowers]
[graphic of markets diary/stocks chart]

International Growth
International Discovery
Emerging Markets
Global Growth
International Opportunities

November 30, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with James E. Stowers III
Our Message to You
--------------------------------------------------------------------------------

     Last year at this time, international investors seemed to be hoping that the global economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve and many foreign central banks, and a worldwide slowdown in business investment. But it was not to be. After a long sprint, businesses around the globe couldn't keep up the pace, and investors suffered through one of the worst years for international corporate profits in recent memory. As we closed out 2001, however, we were heartened by the resiliency international markets demonstrated as they rebounded strongly in the fourth quarter.

     Tragically, the period covered by this report opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to  devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our international portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

     At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page and select "Mutual Funds." From the left margin of the page, choose
"Fund List" and scroll to your fund. When you select the fund name, its "Fund
Facts" page will appear, and you can view a variety of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(reg.sm)

Sincerely,

/signature/                                /signature/

James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman                       Co-Chairman of the Board

[right margin]

                              Table of Contents

   Market Perspective .....................................................    2

INTERNATIONAL GROWTH

INTERNATIONAL DISCOVERY

EMERGING MARKETS

GLOBAL GROWTH

INTERNATIONAL OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

   Management .............................................................   58
   Share Class, Retirement Account, and Tax Information ...................   60
   Background Information

                                                  www.americancentury.com     1

Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, international equities

     Before discussing the global economy, I want to take a moment to share our profound sorrow for the victims of the September 11 terrorist attacks on
New York City and Washington. No event in living memory has so dramatically affected nearly all aspects of life as that day's heinous acts. Although our team in New York, where we manage American Century's international funds, did not suffer physical injury, many of our colleagues in the financial industry were affected, and every one of us carries inside the pain inflicted on friends, relatives, and the country as a whole.

CHALLENGING ENVIRONMENT

     Well before the attacks, the challenges to our funds were clear. From the beginning of this fiscal year, most countries found themselves in a futile struggle for economic growth. Despite numerous interest rate cuts by the Federal
Reserve and many foreign central banks, tax reductions, and the substantially lower price of oil, economies worldwide were not able to turn the tide of a dramatic slowdown. We have worked hard to overweight the funds in companies showing fundamental strength, but the markets have been unkind to growth investors. However, we had a similar experience six years ago. Today, as then, we continue to follow our discipline of investing in companies showing improvement in sales and earnings.

WORLD FINANCIAL SYSTEM RESILIENT

     A number of extraordinary developments occurred during the past year, each one testing the core of the financial system. Turkey, for example, only avoided financial collapse because of intervention by the International Monetary Fund and currency devaluation. Argentina recently defaulted on $155 billion of government debt. The insurance industry is being stretched as it pays out the largest claims in history. Japan's banking system is suffering from massive amounts of bad debt, while its government debt is at an all-time high. Despite all this, the world financial system has remained sound, if not robust.

BUILDING ON STRENGTH

     On a positive note, companies and governments also put in place the ingredients for a recovery. The World Trade Organization admitted China and
Taiwan into its fold, which should stimulate international trade and create new business opportunities in many sectors. In Europe, the introduction of physical
Euro notes and coins on January 1, 2002, completed the process of the Monetary
Union's one-currency system. This is expected to further enhance the integration of Europe and its competitiveness with the U.S. and the rest of the world.

      In the wake of terrorist activity, many countries have begun to work together politically to fight a common enemy. The political ties between the
U.S. and Russia, for example, are now tighter. Economically, an increasing number of corporations in Russia are following western style accounting and governance rules, enhancing confidence among foreign investors. Challenges clearly still exist in Japan, where the  necessary restructuring in many sectors is slow, and where  politics is an obstacle to rejuvenation of the economy. Our funds remain well underweight there, but we are alert to new investment opportunities, should the  situation improve.

BUDDING RECOVERY

     Day by day, we accumulate new information from all over the world to determine how individual companies are progressing. That fundamental research forms one of the building blocks on which we base our stock selection. Toward the end of the period, we started to see signs of recovery in certain cyclical areas of the economy. We are hopeful that these early signs of recovery indicate the global economy is poised to rebound in 2002.

[right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED NOVEMBER 30, 2001

MSCI EMF LATIN AM               -6.10%
MSCI EUROPE                    -16.52%
MSCI FAR EAST                  -27.94%

Source: Lipper Inc.
MARKET PERFORMANCE (GROWTH OF $1.00) FOR THE 12 MONTHS ENDED NOVEMBER 30, 2001

2                                                 www.americancentury.com

International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

               INVESTOR CLASS      ADVISOR CLASS      INSTITUTIONAL CLASS           C CLASS
            (INCEPTION 5/9/91)  (INCEPTION 10/2/96)   (INCEPTION 11/20/97)    (INCEPTION 6/4/01)

           INTERNATIONAL  MSCI  INTERNATIONAL  MSCI  INTERNATIONAL  MSCI    INTERNATIONAL      MSCI
              GROWTH      EAFE     GROWTH      EAFE     GROWTH      EAFE        GROWTH         EAFE
6 MONTHS(1) .-13.91%    -12.29%    -14.14%   -12.29%    -13.79%   -12.29%         --             --
1 YEAR ..... -24.18%    -19.13%    -24.45%   -19.13%    -23.96%   -19.13%         --             --
===========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ...... 1.93%     -4.00%      1.64%    -4.00%      2.12%    -4.00%        --             --
5 YEARS ...... 7.86%      0.51%      7.62%     0.51%       --        --          --             --
10 YEARS .... 10.65%      4.93%       --        --         --        --          --             --
LIFE OF FUND .10.52%      4.48%(2)   8.13%     1.06%(3)   5.53%     0.74%(4)  -15.48%(1)(5)  -12.29%(1)(6)

(1) Returns for periods less than one year are not annualized.

(2) Since 4/30/91, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

(5) Return reflects the deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase. Return would have been -14.63 if shares were not redeemed during the period.

(6) Since 5/31/01, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI EAFE Index, and returns.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI
EAFE Index is provided for comparison in each graph. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE
Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total
Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED NOVEMBER 30)

                                                  www.americancentury.com     3

International Growth--Performance Review
--------------------------------------------------------------------------------

[photo of Henrik Strabo and Mark Kopinski]

     A market overview and performance commentary by Henrik Strabo and Mark
Kopinski, portfolio managers on the International Growth team.

PERFORMANCE OVERVIEW

     In a year marked by a global economic slowdown and disappointing corporate profits, American Century International Growth declined 24.18%* during the 12 months ending November 30, 2001. The fund's benchmark, the Morgan Stanley
Capital International EAFE Index, fell 19.13%.

     While we had hoped to provide better short-term performance, our disciplined investment approach is designed to provide superior results over time, and our longer-term investors have not been disappointed. International
Growth has produced an annualized return of 7.86% over the past five years, far surpassing EAFE's 0.51%. Since its introduction in May 1991, the fund has generated an annualized return of 10.52%, more than double the benchmark's
4.48%.

     Despite weak business conditions, International Growth continued to follow its "bottom-up" investment process of searching for individual businesses with improving earnings. The quest led the team to take a greater representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, and firms that make and sell consumer products. In addition, we slightly reduced investments in financial and health care companies, although they remain among the fund's largest investments.

     Finally, toward the end of the fiscal year, with interest rates declining in many countries, we found opportunities in areas that are more economically sensitive, particularly selected technology and media companies.

VOLATILITY A CHALLENGE

     The financial sector, our largest stake, endured a difficult period. The year left little doubt that the slowdown of the U.S. economy was having a deeper and more prolonged impact on international markets than many corporate officials originally anticipated. As a result, holdings in the bank, insurance and financial services industries all retreated in the face of declining markets and overly ambitious earnings targets. Market volatility and uncertainty took an especially heavy toll on investment management companies as assets under management shrank. Insurance companies declined following the September 11 terrorist attacks, although some started to benefit from their ability to raise premiums in the wake of the attacks.

     International Growth maintained a significant exposure to health care, with drug makers ending the period as the fund's largest industry stake. But while health care stocks were among the few showing sustainable earnings growth, they were also vulnerable to profit-taking as their valuations rose. On top of that, declining interest rates affected these companies, as investors responded to rate cuts by moving money out of health care into more economically  sensitive sectors.

     As a result of these factors, the sector lost ground over the year. The potential for growth in the health care area

* All fund returns referenced in this commentary are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                              11/30/01           11/30/00

NO. OF EQUITY SECURITIES                        133                122
MEDIAN MARKET CAPITALIZATION               $13.3 BILLION      $13.7 BILLION
WEIGHTED AVERAGE MARKET CAPITALIZATION     $37.1 BILLION      $36.6 BILLION
PORTFOLIO TURNOVER                             178%               116%
EXPENSE RATIO (FOR INVESTOR CLASS)             1.21%              1.20%

INVESTMENTS BY COUNTRY
                                               % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                           11/30/01             5/31/01

UNITED KINGDOM                               25.5%               17.9%
JAPAN                                        13.5%               17.9%
FRANCE                                        9.6%               13.5%
NETHERLANDS                                   6.8%                9.8%
SWITZERLAND                                   6.6%                6.1%
GERMANY                                       6.3%                5.7%
ITALY                                         5.6%                3.9%
UNITED STATES*                                5.1%                5.6%
SOUTH KOREA                                   4.1%                2.4%
DENMARK                                       4.1%                3.3%
CANADA                                        3.0%                4.6%
OTHER                                         9.8%                9.3%

* Includes Temporary Cash Investments.

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                               AS OF NOVEMBER 30, 2001
COMMON STOCKS                                                    98.4%
-----------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         98.4%
TEMPORARY CASH INVESTMENTS                                        1.6%

Investment terms are defined in the Glossary on pages 63-64

4     1-800-345-2021

International Growth--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

remains strong in our view, however, and such pharmaceutical companies as
Denmark's Novo Nordisk and France's Aventis continue to be among the fund's top holdings.

CONSUMER SPENDING SLOWS

     International Growth's search for growing companies led to an increased representation in the consumer cyclical sector, a diverse group that includes motor vehicles and department stores.

     Early in the period, we found earnings acceleration among carmakers in
Japan and Korea that were experiencing strong sales at home and in the U.S. As the year progressed, though, consumers began to reel in their discretionary spending. The effects were particularly evident in the motor vehicles and parts industries, and we lightened our position during the latter part of the period as automakers ran into slowing demand.

      In contrast, companies that make and sell non-cyclical consumer goods, such as those involved in food and beverages, held up reasonably well.

ADJUSTING TO CHANGE

     During the first half of the period, we increased International Growth's energy holdings to nearly 10% of the fund as rising oil prices encouraged companies to step up exploration and production. The increased activity in those fields particularly benefited oil services companies. But as the economic slowdown reduced the demand for oil, prices fell, and with them the potential for acceleration among those firms. In response, we lightened our energy exposure.

     As we said above, our investment process led us to examine our stake in technology, media and telecommunications. After a protracted struggle, we are starting to see some improvement in the fundamentals in these segments, including evidence of acceleration among some wireless and semiconductor companies. For example, the United Kingdom's Vodafone, the world's largest provider of mobile phone service, became a top-10 holding.

     On a country basis, our stake in Japan peaked at about 18% mid-way through the period as we saw growth potential in some familiar names, including
Nintendo, the video game manufacturer. During the second half we reduced our position in Japan as the combination of protracted economic weakness at home and the global slowdown affected Japanese companies across the board. Still, Japan ended the fiscal year as our second-largest country stake, with Nintendo remaining one of our largest positions.

     Elsewhere, we continued to find opportunity among companies in the United
Kingdom, which began and ended the period as our largest country weighting.
Holdings in the U.K. included Compass Group, our top contributor. Compass prepares food for institutions, including factories, airports, malls and schools in more than 70 countries.

LOOKING AHEAD

     Regardless of the economic environment, we will continue to look for companies that are showing improving growth in any sector, any industry, and any country.

     We follow a long-held investment process. Our disciplined approach, coupled with extensive research and analysis, is designed to lead us to strong, growing companies. Our strategy underscores American Century's belief that investing in successful businesses showing accelerating growth is the best way to generate superior results over time.

TOP TEN HOLDINGS

                                             % OF FUND INVESTMENTS
                                            AS OF             AS OF
                                           11/30/01          5/31/01

KONINKLIJKE AHOLD NV                         3.3%             2.3%
TYCO INTERNATIONAL LTD.                      3.1%             2.0%
NINTENDO CO., LTD.                           3.0%             1.5%
NOVO NORDISK A/S CL B                        2.4%             2.6%
VODAFONE GROUP PLC                           2.4%             0.9%
AVENTIS S.A.                                 2.0%             2.1%
CREDIT SUISSE GROUP                          2.0%             1.0%
BARCLAYS PLC                                 1.8%             0.8%
REED INTERNATIONAL PLC                       1.7%             1.4%
GLAXOSMITHKLINE PLC ADR                      1.6%             0.6%

TOP FIVE SECTORS

                                             % OF FUND INVESTMENTS
                                            AS OF             AS OF
                                           11/30/01          5/31/01

FINANCIAL                                    22.0%            16.4%
CONSUMER (CYCLICAL)                          10.9%            15.4%
HEALTH CARE                                  10.3%             9.3%
TELECOMMUNICATIONS                           10.0%             6.6%
COMMERCIAL SERVICES                           8.9%             8.1%

                                                  www.americancentury.com     5

International Growth--Schedule of Investments
-------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 98.4%

AUSTRALIA -- 0.9%
      733,030  National Australia Bank                            $   12,051
      753,800  News Corp. Ltd. (The) ADR                              23,142
                                                        -----------------------
                                                                      35,193
                                                        -----------------------

BELGIUM -- 0.6%
    1,631,188  Dexia                                                  22,658
                                                        -----------------------

CANADA -- 3.0%
      525,300  Biovail Corporation(1)                                 28,739
      422,700  Celestica Inc.(1)                                      17,876
      572,189  CP Railway Ltd.(1)                                     10,992
      286,094  Fairmont Hotels & Resorts Inc.(1)                       6,108
    1,268,900  Nortel Networks Corp.                                   9,897
      828,200  Suncor Energy, Inc.                                    24,834
      436,818  Talisman Energy, Inc.                                  15,414
                                                        -----------------------
                                                                     113,860
                                                        -----------------------

DENMARK -- 4.1%
    3,639,700  Danske Bank A/S                                        57,615
       81,737  ISS A/S(1)                                              4,526
    2,354,623  Novo Nordisk A/S Cl B                                  91,552
                                                        -----------------------
                                                                     153,693
                                                        -----------------------

FINLAND -- 0.9%
      939,400  Nokia Oyj ADR                                          21,616
    2,428,347  Sonera Oyj                                             12,600
                                                        -----------------------
                                                                      34,216
                                                        -----------------------

FRANCE -- 9.6%
      820,534  Accor SA                                               27,207
      149,866  Air Liquide                                            21,287
      366,983  Altran Technologies SA                                 16,407
    1,107,500  Aventis S.A.                                           77,415
      200,306  Carrefour SA                                           10,384
      189,604  Lafarge SA                                             17,416
      721,019  Sanofi-Synthelabo SA                                   50,011
    1,562,300  Suez SA                                                47,252
      323,800  TotalFinaElf SA Cl B                                   41,350
      501,700  Vinci SA                                               28,190
      688,000  Vivendi Environnement                                  25,279
                                                        -----------------------
                                                                     362,198
                                                        -----------------------

Shares                     ($ in Thousands)                            Value
-------------------------------------------------------------------------------
GERMANY -- 6.3%
      251,325  Allianz AG                                         $   59,456
      354,852  Altana AG                                              17,744
      590,374  Bayerische Motoren
                  Werke (BMW) AG                                      19,046
      786,000  E.On AG                                                39,241
      353,900  Henkel KGaA(1)                                         20,329
    1,212,790  Infineon Technologies AG                               23,834
      354,720  KarstadtQuelle AG                                      12,954
      126,810  Muenchener Rueckversicherungs-
                  Gesellschaft AG                                     33,933
      196,300  Siemens AG                                             11,610
                                                        -----------------------
                                                                     238,147
                                                        -----------------------

HONG KONG -- 0.8%
    2,641,000  HSBC Holdings Plc                                      31,830
                                                        -----------------------

IRELAND -- 0.4%
      984,325  CRH plc                                                16,010
                                                        -----------------------

ITALY -- 5.6%
    2,017,800  Alleanza Assicurazioni                                 21,211
    6,788,300  Autostrade Concessioni e Costruzioni
                  Autostrade SpA                                      45,138
      698,338  Bulgari SPA                                             5,926
    3,588,500  ENI S.p.A.                                             42,223
    3,305,315  Mediaset SpA                                           24,763
    2,146,600  Riunione Adriatica di Sicurta S.p.A.                   26,143
    5,986,250  Telecom Italia SpA(1)                                  30,310
    3,996,800  UniCredito Italiano S.p.A.                             15,079
                                                        -----------------------
                                                                     210,793
                                                        -----------------------

JAPAN -- 13.5%
      231,800  Acom Co. Ltd.                                          18,805
      884,000  Canon, Inc.                                            29,906
      673,300  Honda Motor Co., Ltd.                                  25,509
      859,000  Kao Corp.                                              18,328
      306,200  Murata Manufacturing Co., Ltd.                         20,692
    2,164,000  NEC Corp.                                              21,980
      666,200  Nintendo Co., Ltd.                                    114,848
    1,389,000  Nomura Holdings Inc.                                   19,269
        4,510  NTT DoCoMo, Inc.                                       58,906
    3,707,000  Sanyo Electric Company Ltd.                            19,127
    2,118,000  Sharp Corp.                                            27,458
    1,203,000  Shionogi & Co. Ltd.                                    20,641
       78,400  SMC Corp.                                               7,919
      695,800  Sony Corp.                                             32,796
      408,000  Takeda Chemical Industries, Ltd.                       18,602
    2,341,000  Tokio Marine & Fire Insurance
                  Co. Ltd. (The)                                      18,517
    5,506,000  Toshiba Corp.                                          23,495
      673,000  Yamato Transport Co. Ltd.                              12,803
                                                        -----------------------
                                                                     509,601
                                                        -----------------------

6         1-800-345-2021                      See Notes to Financial Statements

International Growth--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                            Value
-------------------------------------------------------------------------------

MEXICO -- 1.0%

      297,300  Grupo Televisa S.A. ADR(1)                         $   10,316
      777,196  Telefonos de Mexico,
                  S.A. de CV, Cl L ADR                                26,044
                                                        -----------------------

                                                                      36,360
                                                        -----------------------

NETHERLANDS -- 6.8%
      536,200  Fortis (NL) NV                                         12,522
    1,530,456  ING Groep N.V.                                         40,049
    4,226,034  Koninklijke Ahold NV                                  124,977
    1,383,850  Koninklijke Philips Electronics N.V.
                  New York Shares                                     37,461
    1,204,846  TPG NV                                                 24,618
      146,265  Unilever N.V.                                           8,336
      477,736  Wolters Kluwer NV                                      10,361
                                                        -----------------------
                                                                     258,324
                                                        -----------------------

PEOPLE'S REPUBLIC OF CHINA -- 1.0%
   11,071,500  China Mobile (Hong Kong) Ltd.(1)                       39,254
                                                        -----------------------

SOUTH KOREA -- 4.1%
                1,452,950  Hyundai Motor Co. Ltd.                     29,105
                1,292,734  Kookmin Bank(1)                            49,956
                  622,000  Korea Electric Power Corp.                 11,282
                  284,020  Samsung Electronics                        48,830
                  710,400  SK Telecom Co. Ltd. ADR                    16,197
                                                        -----------------------
                                                                     155,370
                                                        -----------------------

SPAIN -- 1.3%
       26,145  Amadeus Global Travel
                  Distribution SA                                        141
    2,300,800  Banco Bilbao Vizcaya Argentaria, S.A.                  28,330
    1,454,600  Telefonica S.A.(1)                                     19,670
                                                        -----------------------
                                                                      48,141
                                                        -----------------------

SWEDEN -- 1.1%
      867,600  Hennes & Mauritz AB Cl B                               17,341
    1,339,500  Securitas AB Cl B                                      23,944
                                                        -----------------------
                                                                      41,285
                                                        -----------------------

SWITZERLAND -- 6.6%
      202,175  Adecco SA                                              10,466
    1,943,900  Credit Suisse Group                                    75,174
       31,260  Julius Baer Holding AG                                 10,357
      258,036  Nestle S.A.                                            53,352
      385,403  Novartis AG                                            13,567
      533,100  Swatch Group AG                                        10,227
       82,243  Swisscom AG                                            22,439
      176,981  Swiss Re                                               17,892
      761,381  UBS AG                                                 37,906
                                                        -----------------------
                                                                     251,380
                                                        -----------------------

Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.8%

    4,931,000  Hon Hai Precision Industry Co., Ltd.               $   20,773
   10,836,000  Taiwan Semiconductor
                  Manufacturing Co. Ltd.(1)                           22,981
   10,374,000  United Microelectronics Corp.(1)                       11,905
   32,016,000  Winbond Electronics Corp.                              12,139
                                                        -----------------------
                                                                      67,798
                                                        -----------------------

UNITED KINGDOM -- 25.5%
    1,510,700  Amvescap Plc                                           21,547
    6,123,100  BAE Systems plc                                        27,859
    2,236,286  Barclays plc                                           68,577
    2,381,900  BP Plc                                                 17,615
    1,278,606  British American Tobacco plc                           10,304
    2,540,100  British Sky Broadcasting Plc(1)                        30,976
    5,003,046  BT Group plc                                           19,766
    3,743,788  Cable & Wireless plc                                   17,635
    2,409,477  Canary Wharf Group Plc(1)                              15,602
    1,749,620  Capita Group plc                                       11,704
    5,134,372  Centrica plc                                           15,598
    6,625,291  Compass Group Plc                                      47,484
    4,122,166  Diageo plc                                             44,096
    5,374,500  Dixons Group plc                                       18,704
    1,710,497  Exel plc                                               19,518
    1,182,395  GlaxoSmithKline Plc ADR                                60,077
    2,864,500  GUS Plc                                                25,535
    2,610,400  Hanson Plc                                             17,583
    1,526,400  Kingfisher PLC                                          8,708
    2,402,000  Lloyds TSB Group plc                                   24,736
    4,396,900  Marks & Spencer Plc                                    21,855
      191,030  Misys plc                                                 868
    5,003,046  mmO2 plc(1)                                             5,798
    3,535,627  Next plc                                               45,286
    1,603,000  Pearson plc                                            18,908
    1,499,400  Prudential PLC                                         16,350
    2,306,250  Reckitt Benckiser PLC                                  30,361
    7,652,800  Reed International PLC                                 64,400
    4,423,848  Rentokil Initial plc                                   16,090
    5,198,616  Royal & Sun Alliance
                  Insurance Group plc                                 29,696
    1,986,596  Royal Bank of Scotland Group plc                       46,043
    2,196,200  Smith &Nephew Plc                                     11,747
    8,007,841  Tesco plc                                              27,469
   34,704,393  Vodafone Group plc                                     89,098
    2,205,811  WPP Group plc                                          21,551
                                                        -----------------------
                                                                     969,144
                                                        -----------------------

UNITED STATES -- 3.5%
      591,200  Aflac Inc.                                             16,199
    1,969,800  Tyco International Ltd.                               115,824
                                                        -----------------------
                                                                     132,023
                                                        -----------------------

TOTAL COMMON STOCKS                                                3,727,278
                                                        -----------------------
  (Cost $3,643,297)

See Notes to Financial Statements                 www.americancentury.com     7

International Growth--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

                           ($ in Thousands)                           Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.6%

    Repurchase Agreement, Deutsche Bank, Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 2.06%, dated 11/30/01,
       due 12/3/01 (Delivery value $59,010)                       $   59,000
                                                        -----------------------
  (Cost $59,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $3,786,278
                                                        =======================
  (Cost $3,702,297)

MARKET SECTOR DIVERSIFICATION (Unaudited)

                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                   2.4%
COMMERICIAL SERVICES                                              8.9%
CONSUMER (CYCLICAL)                                              10.9%
CONSUMER (NON-CYCLICAL)                                           7.6%
CONSUMER SERVICES                                                 6.3%
ENERGY                                                            3.7%
FINANCIAL                                                        22.0%
HEALTH CARE                                                      10.3%
INDUSTRIALS                                                       4.4%
TECHNOLOGY                                                        8.3%
TELECOMMUNICATIONS                                               10.0%
TRANSPORT                                                         0.6%
UTILITY                                                           3.0%
TEMPORARY CASH INVESTMENTS                                        1.6%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

8         1-800-345-2021                      See Notes to Financial Statements

International Discovery--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                      INVESTOR CLASS              ADVISOR CLASS            INSTITUTIONAL CLASS
                    (INCEPTION 4/1/94)         (INCEPTION 4/28/98)         (INCEPTION 1/2/98)

                  INTERNATIONAL    MSCI       INTERNATIONAL     MSCI     INTERNATIONAL    MSCI
                    DISCOVERY      EAFE         DISCOVERY       EAFE       DISCOVERY      EAFE

6 MONTHS(1) ........ -14.15%     -12.29%         -14.32%      -12.29%       -14.02%     -12.29%
1 YEAR ............. -20.17%     -19.13%         -20.43%      -19.13%       -19.97%     -19.13%
===================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .............. 9.18%      -4.00%           8.90%       -4.00%         9.38%      -4.00%
5 YEARS ............. 11.95%       0.51%            --           --            --           --
LIFE OF FUND ........ 13.77%       3.24%(2)        4.69%       -3.40%(3)     10.54%       0.54%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  Since 3/31/94, the date nearest the class's inception for which data are available.

(3)  Since 4/30/98, the date nearest the class's inception for which data are available.

(4)  Since 12/31/97, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI EAFE Index, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph.
International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

* From 4/1/94, the fund's inception date. Index data from 3/31/94, the date nearest the fund's inception for which data are available. Not annualized.

                                                  www.americancentury.com     9

International Discovery--Performance Review
-------------------------------------------------------------------------------

[photo of Mark Kopinski and Brian Brady]

     A market overview and performance commentary by Mark Kopinski and Brian
Brady, portfolio managers on the International Discovery team.

PERFORMANCE OVERVIEW

     American Century International Discovery declined 20.17%* for the  12 months ended November 30, 2001, underperforming its benchmark, the Morgan
Stanley Capital International EAFE Index, which fell 19.13%.

     However, International Discovery outperformed both its benchmark and its peers on a longer-term basis. While International Discovery gained 9.18% during the three years ended November 30, 2001, its benchmark dropped 4.00% during that period, and, according to Lipper Inc., the average international small cap fund gained only 5.13%. Since its inception in 1994, International Discovery's average annual return has been 13.77%, compared to an average 7.11% growth rate for its peers.

     At the beginning of the period, as the American economy slowed, many economists and market watchers suggested that the overheated U.S. economy faced factors that were unique, leaving corporations in other nations relatively unaffected. As 2001 progressed, that belief was revealed to be untrue, and the slowing world economy was especially challenging for the smaller companies that make up International Discovery's portfolio. That's because, as part of a defensive move that usually accompanies economic and stock market uncertainty, investors tend to reduce their small-cap exposure.

RECOVERY IN THE FALL

     That uncertainty intensified after September 11, producing predictions of a deep, long-lasting recession. In response, central bankers worldwide redoubled their efforts to cut interest rates, and some governments proposed major tax cuts as well. By the end of November, fears of a prolonged recession eased as early signs of recovery emerged in some sectors of the market. The fund and the benchmark, both of which lost more than 12% in the two weeks after the terrorism attacks, rebounded to pre-attack levels by November 30.

     Despite the year's weakened business conditions, International Discovery continued to follow its disciplined, "bottom-up" investment process of searching for growing companies. That quest led us to Man Group, a futures brokerage and fund manager which has been focusing on selling hedge funds and other investments to wealthy clients. The British company was both the fund's largest contributor during the period, as well as its biggest holding. The firm was a leader within International Discovery's financial sector, the fund's largest sector concentration.

     As the year progressed and investors became less confident about the market's stability, areas that are traditionally considered defensive did well.
Health care stocks are deemed a safe haven of steady growth, even in a slowing economy.

     Superior stock selection among drug and medical product makers made the fund's health care group its top contributing sector. In particular, the fund benefited from the performances of

* All fund returns referenced in this commentary are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                                11/30/01          11/30/00

NO. OF EQUITY SECURITIES                          157               126
MEDIAN MARKET CAPITALIZATION                  $1.56 BILLION     $1.32 BILLION
WEIGHTED AVERAGE MARKET CAPITALIZATION        $2.28 BILLION     $2.62 BILLION
PORTFOLIO TURNOVER                                180%              113%
EXPENSE RATIO (FOR INVESTOR CLASS)               1.45%             1.36%

INVESTMENTS BY COUNTRY

                                              % OF FUND INVESTMENTS
                                              AS OF          AS OF
                                            11/30/01        5/31/01

UNITED KINGDOM                               17.8%           12.9%
SOUTH KOREA                                  10.5%            9.0%
JAPAN                                         9.1%            9.4%
AUSTRALIA                                     9.1%            4.0%
CANADA                                        7.5%            8.5%
GERMANY                                       5.4%            7.8%
NETHERLANDS                                   5.2%            7.8%
NORWAY                                        4.7%            5.4%
SWITZERLAND                                   4.3%            3.8%
FRANCE                                        3.3%            6.6%
SPAIN                                         3.3%            2.6%
OTHER*                                       19.8%           22.2%

*Includes temporary cash investments.

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                  AS OF NOVEMBER 30, 2001
COMMON STOCKS                                       95.9%
----------------------------------------------------------
   TOTAL EQUITY EXPOSURE                            95.9%
TEMPORARY CASH INVESTMENTS                           4.1%

Investment terms are defined in the Glossary on pages 63-64.

10    1-800-345-2021

International Discovery--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

Biovail Corp., a Canadian company developing a new line of cardiac drugs, and Recordati, an Italian company completing drug distribution agreements with larger companies.

SEARCH FOR ACCELERATION

     As business slowed throughout the year, corporations cut back on their travel budgets. After September 11, the trend intensified, as tourism and travel stumbled to a halt. This hurt and helped alternatively. An example of the former is Airtours, a British tour operator, which was hard hit as a result of this tragedy. However, our position in Tandberg soared. Demand for this Norwegian company's video conferencing systems accelerated further as corporations searched for alternatives to air travel.

     But other technology companies were affected by reduced spending during the business slowdown. Software companies that derived the majority of their sales from U.S. businesses suffered as corporate information technology spending retreated. Satyam, a software developer from India, felt the brunt as new business virtually halted. On the other hand, CGI Group Inc., a Canadian outsourcing company specializing in basic business functions, did well as corporations were looking to cut costs.

     Our search for earnings acceleration discovered contributors in the forest product and paper manufacturing industries, making the basic materials group the fund's second best performer.

STRUGGLING AGAINST RECESSION

     While the rest of the world was trying to head off a recession, South Korea spent most of 2001 recovering from a downturn years ago. International Discovery had 10.5% of its assets in South Korea, and our holdings there improved as the
Korean economy rebounded due to steady customer demand, as well as major financial services reform. Indeed, domestic restructuring since the 1998 currency crisis has produced a relatively healthy economy in South Korea, and it was the fund's top contributing country for the fiscal year. The Korean
Composite, the country's stock market, was among the world's best performing during the period.

     Unfortunately, that success did not travel across the Sea of Japan. During the 12-month period, Japan entered into its third recession within a decade, as the excitement over the election of a new prime minister with an agenda to reform the nation's troubled banking system has yet to produce the anticipated results. Our analysts saw evidence of acceleration in select companies, including video games and technology. But opportunities in Japan continue to be limited.

     And the slowdown caught many long-time contributors to our fund. Tomra
Systems ASA, the Norwegian maker of service machines that pay people for depositing recyclable cans or bottles, had benefited from government incentives to recycle. But when the German parliament failed to approve much-anticipated legislation that would have encouraged recycling, Tomra fell dramatically, turning it into the fund's largest detractor.

A LOOK AHEAD

     Despite a tumultuous year, we plan to continue following our time-tested investment process. Over the years, we've been able to find strong, growing companies by adhering to our discipline, regardless of the fluctuations of the market. We continue to believe that owning companies that are demonstrating sustainable, accelerating growth will enable us to generate solid results over time.

[right margin]

TOP TEN HOLDINGS
                                                 % OF FUND INVESTMENTS
                                                 AS OF            AS OF
                                                11/30/01         5/31/01

MAN GROUP PLC                                     3.5%             1.9%
TANDBERG ASA                                      2.9%             1.5%
BIOVAIL CORPORATION                               2.8%             2.0%
SEGA CORPORATION                                  1.7%             1.2%
CSL LIMITED                                       1.6%             0.6%
MARSCHOLLEK, LAUTENSCHLAEGER UND PARTNER AG       1.5%             4.7%
THIEL LOGISTIK AG                                 1.5%             1.0%
CGI GROUP INC.                                    1.4%             0.1%
HUMAX CO. LTD.                                    1.3%             1.1%
SAMSUNG ELECTRO-MECHANICS CO. LTD.                1.3%             0.1%

TOP FIVE SECTORS
                                                 % OF FUND INVESTMENTS
                                                 AS OF            AS OF
                                                11/30/01         5/31/01

FINANCIAL                                        16.8%            17.8%
TECHNOLOGY                                       16.5%            14.1%
CONSUMER (CYCLICAL)                              12.9%            13.7%
COMMERCIAL SERVICES                              12.0%             9.5%
HEALTH CARE                                      10.9%             7.8%

                                                  www.americancentury.com    11

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.9%

AUSTRALIA -- 9.1%
    1,925,375  Aristocrat Leisure Ltd.                        $       6,460
    1,604,428  Australian Gas Light Company Ltd.                      7,409
      131,400  Cochlear Ltd.                                          3,077
    2,171,032  Computershare Limited                                  6,278
      739,862  CSL Limited                                           18,466
    1,375,923  Energy Developments Limited                            5,561
    2,321,961  James Hardie Industries NV                             6,526
      244,000  Macquarie Bank Limited                                 4,445
    3,327,100  Mayne Nickless Ltd.                                   12,518
    2,701,000  Publishing & Broadcasting Ltd.                        14,226
      188,400  ResMed Inc.(1)                                        11,021
    1,246,926  Sonic Healthcare Ltd.                                  5,002
    1,632,688  Southcorp Limited                                      6,554
                                                        -----------------------
                                                                    107,543
                                                        -----------------------

BRAZIL -- 0.7%
      103,600  Brasil Telecom Participacoes
                  S.A. ADR                                            3,673
      762,900  Embratel Participacoes S.A. ADR                        3,242
       78,200  Unibanco-Uniao de Bancos
                  Brasileiros S.A. GDR                                1,548
                                                        -----------------------
                                                                      8,463
                                                        -----------------------

CANADA -- 7.5%
      607,134  Biovail Corporation(1)                                33,216
      810,000  CAE Inc.                                               5,897
    2,146,500  CGI Group Inc.(1)                                     15,995
      660,400  Cott Corporation(1)                                   11,190
      143,700  Industrial-Alliance Life
                  Insurance Company                                   3,801
      595,900  Molson Inc.                                           10,234
      100,500  Penn West Petroleum Ltd.(1)                            2,252
      132,300  QLT Inc.(1)                                            2,835
      253,700  RIO Alto Exploration Ltd.(1)                           3,363
                                                        -----------------------
                                                                     88,783
                                                        -----------------------

DENMARK -- 2.2%
      207,300  Carlsberg A/S                                          8,484
      117,600  Coloplast A/S(1)                                       7,786
       53,800  Group 4 Falck A/S                                      6,541
      158,000  Novozymes A/S Cl B                                     3,100
                                                        -----------------------
                                                                     25,911
                                                        -----------------------

FINLAND -- 0.2%
      133,800  Hartwall Oyj ABP                                       2,818
                                                        -----------------------

Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

FRANCE -- 3.3%
       53,418  Altran Technologies SA                         $       2,388
      163,000  Business Objects S.A. ADR(1)                           5,479
    1,278,521  Havas Advertising SA                                   9,682
      179,887  Infogrames Entertainment SA(1)                         2,539
      122,164  Neopost SA(1)                                          3,728
      295,000  Silicon-On-Insulator Technologies(1)                   6,371
      116,200  Unibail                                                5,956
       70,260  Wavecom SA(1)                                          2,679
                                                        -----------------------
                                                                     38,822
                                                        -----------------------

GERMANY -- 5.4%
      254,100  Deutsche Boerse AG                                     9,052
       63,141  DIS Deutscher Industrie Service AG                     1,587
      202,600  Epcos AG(1)                                            9,441
      248,289  Marschollek, Lautenschlaeger
                  und Partner AG                                     18,234
      292,452  Singulus Technologies(1)                               7,448
      826,996  Thiel Logistik AG(1)                                  17,861
                                                        -----------------------
                                                                     63,623
                                                        -----------------------

GREECE -- 0.8%
      807,000  Panafon Hellenic Telecom SA                            4,093
      541,100  Piraeus Bank S.A.                                      4,859
                                                        -----------------------
                                                                      8,952
                                                        -----------------------

HONG KONG -- 0.2%
    1,636,000  Hong Kong Exchanges
                  & Clearing Ltd.                                     2,350
                                                        -----------------------

INDIA -- 0.8%
      218,700  Dr. Reddy's Laboratories Ltd.                          4,340
    1,076,578  Satyam Computer Services Limited                       4,766
                                                        -----------------------
                                                                      9,106
                                                        -----------------------

IRELAND -- 1.2%
      841,849  Irish Life & Permanent Plc                             9,430
      233,800  Riverdeep Group Plc ADR(1)                             4,806
                                                        -----------------------
                                                                     14,236
                                                        -----------------------

ISRAEL -- 0.3%
      111,300  Taro Pharmaceutical Industries Ltd.(1)                 4,015
                                                        -----------------------

ITALY -- 2.1%
      302,245  Autogrill S.p.A.                                       2,741
      808,000  Gruppo Editoriale L'Espresso S.p.A.                    2,520
      704,700  La Fondiaria Assicurazioni S.p.A.                      3,720
    1,954,092  Parmalat Finanziaria SPA                               5,289
      399,300  Recordati SPA                                          7,514
      687,850  Saipem S.p.A.                                          3,094
                                                        -----------------------
                                                                     24,878
                                                        -----------------------

12        1-800-345-2021                      See Notes to Financial Statements

International Discovery--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

JAPAN -- 9.1%
       83,100  Aeon Credit Service Co., Ltd.                     $    4,942
      513,300  Capcom Co. Ltd.                                       14,533
       44,000  Colin Corp.                                            2,527
      294,700  FamilyMart Co., Ltd.                                   5,989
      105,500  Fancl Corp.                                            4,562
      142,600  Hirose Electric Co. Ltd.                              11,557
      368,900  Kyorin Pharmaceutical Co. Ltd.                        10,026
      151,800  Ryohin Keikaku Co. Limited                             3,313
      128,000  Sanix Incorporated                                     5,587
      945,100  Sega Corporation(1)                                   19,590
      421,000  Terumo Corporation                                     5,516
      483,800  THK Co., Ltd.                                          7,540
      472,000  Trend Micro Inc.(1)                                   12,292
                                                        -----------------------
                                                                    107,974
                                                        -----------------------

NETHERLANDS -- 5.2%
      331,000  Euronext(1)                                            6,333
      290,605  Fugro N.V.                                            13,412
      251,689  IHC Caland N.V.                                       11,300
      144,379  Imtech NV                                              2,659
      291,235  Koninklijke Boskalis Westminster N.V.                  8,613
      478,443  Libertel NV(1)                                         4,223
      364,550  Van der Moolen Holding N.V.                           10,291
      226,200  Volker Wessels Stevin NV                               4,429
                                                        -----------------------
                                                                     61,260
                                                        -----------------------

NORWAY -- 4.7%
      244,200  Gjensidige NOR Sparebank                               6,963
      481,600  Norske Skogindustrier A.S.                             8,363
    1,669,900  Tandberg ASA(1)                                       34,237
      581,700  Tomra Systems ASA                                      6,191
                                                        -----------------------
                                                                     55,754
                                                        -----------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.8%
   11,644,000  China Everbright Limited                               9,033
                                                        -----------------------

PORTUGAL -- 1.3%
      809,900  Brisa-Auto Estradas de Portugal, S.A.                  6,895
    1,086,328  Vodafone Telecel-Comunicacaoes
                  Pessoais, SA(1)                                     8,479
                                                        -----------------------
                                                                     15,374
                                                        -----------------------

RUSSIAN FEDERATION -- 0.2%
    2,312,800  Rostelecom                                             2,093
                                                        -----------------------

SINGAPORE -- 0.6%
    1,039,000  Venture Manufacturing
                  (Singapore) Ltd.                                    6,752
                                                        -----------------------

SOUTH AFRICA -- 1.1%
    4,106,362  African Bank Investments Limited                       3,259
      532,900  Imperial Holdings Ltd.                                 3,305
      621,200  Sappi Limited                                          6,472
                                                        -----------------------
                                                                     13,036
                                                        -----------------------

Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

SOUTH KOREA -- 10.5%
       70,050  Cheil Communications Inc.                         $    6,685
      925,900  Hana Bank                                             10,113
      656,948  Humax Co. Ltd.                                        15,362
      319,690  Hyundai Motor Co. Ltd.                                 6,404
       71,000  Kangwon Land Inc.(1)                                   7,447
      313,500  Kookmin Bank(1)                                       12,114
      281,930  Koram Bank(1)                                          2,424
      211,400  LG Electronics Inc.                                    3,634
       59,896  LG Home Shopping Inc.(1)                               2,645
       67,381  NCSoft Corporation(1)                                  8,024
      506,790  Samsung Electro-Mechanics Co. Ltd.                    15,228
      346,190  Samsung Fire & Marine
                  Insurance Co., Ltd.(1)                             14,334
      268,000  Samsung Securities Co. Ltd.(1)                         9,500
      200,306  Samyoung Heat Exchanger Co. Ltd.(1)                    4,044
       88,920  Shinsegae Co., Ltd.                                    7,959
                                                        -----------------------
                                                                    125,917
                                                        -----------------------

SPAIN -- 3.3%
      255,653  Acciona S.A.                                           9,084
      308,100  ACS, Actividades de Construccion
                  y Servicios, S.A.                                   7,303
      255,400  Autopistas Concesionaria Espanola SA                   2,508
      108,600  Fomento de Construcciones
                  Y Contratas SA                                      2,328
      422,754  Grupo Ferrovial SA                                     7,713
      234,000  NH Hoteles, S.A.(1)                                    2,288
      296,000  Sogecable, S.A.(1)                                     7,321
                                                        -----------------------
                                                                     38,545
                                                        -----------------------

SWEDEN -- 2.2%
      553,300  Eniro AB(1)                                            4,102
    1,329,400  Europolitan Holdings AB                                8,482
      236,000  Modern Times Group MTG AB Cl B(1)                      5,093
      171,000  SKF AB                                                 3,057
    1,037,400  Swedish Match AB                                       5,208
                                                        -----------------------
                                                                     25,942
                                                        -----------------------

SWITZERLAND -- 4.3%
        7,678  Disetronic Holding AG                                  5,448
       29,593  Givaudan                                               9,101
       37,900  Kaba Holdings AG                                       8,979
      140,243  Kudelski SA(1)                                         9,480
      409,000  Logitech International S.A.(1)                        14,322
       65,600  Mettler-Toledo International, Inc.(1)                  3,232
                                                        -----------------------
                                                                     50,562
                                                        -----------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.0%
   10,721,000  AU Optronics Corp.(1)                                  7,786
   12,140,000  Powerchip Semiconductor Corp.                          3,598
                                                        -----------------------
                                                                     11,384
                                                        -----------------------

See Notes to Financial Statements                 www.americancentury.com    13

International Discovery--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------

UNITED KINGDOM -- 17.8%
    1,548,703  Aberdeen Asset Management PLC(1)                  $    8,460
    5,546,427  Aggregate Industries Plc                               6,487
      538,100  Alfred McAlpine PLC                                    3,200
      178,600  Alliance Unichem Plc                                   1,378
    2,148,900  Amec Plc                                              12,045
    2,310,600  Amey Plc                                              12,639
      521,573  ARM Holdings plc(1)                                    2,872
      538,600  Balfour Beatty Plc                                     1,356
      651,548  BTG Plc(1)                                             7,156
      166,200  Cobham PLC                                             2,613
    6,717,300  Corus Group plc(1)                                     6,419
      970,685  easyJet plc(1)                                         6,376
      316,403  Exel plc                                               3,610
      481,114  Galen Holdings PLC                                     5,147
    1,580,923  HIT Entertainment Plc                                  7,689
      277,200  Jardine Lloyd Thompson Group PLC                       2,505
    1,204,574  Jarvis plc                                             9,020
    1,144,400  JJB Sports Plc                                         7,280
    2,430,645  Man Group plc                                         41,601
      674,000  Millennium & Copthorne Hotels PLC                      2,629
      774,318  Pennon Group Plc                                       6,626
    7,248,200  Pilkington plc                                        11,217
      134,000  PizzaExpress plc                                       1,565
      303,000  PowderJect Pharmaceuticals plc(1)                      2,345
    1,505,578  Psion plc                                              2,019
    2,032,580  Rank Group Plc                                         6,639
    1,409,500  Rexam Plc                                              7,499
    6,812,200  SkyePharma plc(1)                                      5,465
    3,388,766  Spirent Plc                                            7,975
    1,795,500  Taylor Nelson Sofres plc                               5,186
    5,089,000  Telewest Communications plc(1)                         4,682
                                                        -----------------------
                                                                    211,700
                                                        -----------------------
TOTAL COMMON STOCKS                                               1,134,826
                                                        -----------------------
  (Cost $974,001)

                           ($ in Thousands)                          Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.1%

       Repurchase Agreement, Merrill Lynch & Co., Inc.,
          (U.S. Treasury obligations), in a joint trading
          account at 2.08%, dated 11/30/01,
          due 12/3/01 (Delivery value $48,508)                   $   48,500
                                                        -----------------------
  (Cost $48,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $1,183,326
                                                        =======================
  (Cost $1,022,501)

MARKET SECTOR DIVERSIFICATION (Unaudited)

                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                  6.4%
COMMERCIAL SERVICES                                             12.0%
CONSUMER (CYCLICAL)                                             12.9%
CONSUMER (NON-CYCLICAL)                                          4.2%
CONSUMER SERVICES                                                6.8%
ENERGY                                                           1.9%
FINANCIAL                                                       16.8%
HEALTH CARE                                                     10.9%
INDUSTRIALS                                                      3.0%
TECHNOLOGY                                                      16.5%
TELECOMMUNICATIONS                                               2.9%
TRANSPORT                                                        0.5%
UTILITY                                                          1.1%
TEMPORARY CASH INVESTMENTS                                       4.1%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

14        1-800-345-2021                      See Notes to Financial Statements

Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                          INVESTOR CLASS              ADVISOR CLASS           INSTITUTIONAL CLASS
                        (INCEPTION 9/30/97)        (INCEPTION 5/12/99)        (INCEPTION 1/28/99)

                         EMERGING     MSCI         EMERGING       MSCI        EMERGING       MSCI
                         MARKETS      EMF          MARKETS        EMF         MARKETS        EMF
6 MONTHS(1) ............ -13.09%     -9.93%        -12.96%       -9.93%       -12.82%       -9.93%
1 YEAR ................. -10.28%     -7.37%        -10.32%       -7.37%       -10.01%       -7.37%
=====================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .................  6.36%      0.97%            --           --            --           --
LIFE OF FUND ............ -4.10%    -10.05%         -2.35%       -7.11%(2)      8.11%        2.13%(3)

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/99, the date nearest the class's inception for which data are available.

(3)  Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI EMF Index, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EMF Index is provided for comparison in each graph.
Emerging Market's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the
MSCI EMF Index do not. The graphs are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

* From 9/30/97 (the fund's inception date) to 11/30/97. Not annualized.

                                                  www.americancentury.com    15

Emerging Markets--Performance Review
--------------------------------------------------------------------------------

[photo of Raymond Kong and Michael Donnelly]

     A market overview and performance commentary by Raymond Kong and Michael
Donnelly, portfolio managers on the Emerging Markets team.

PERFORMANCE OVERVIEW

     Emerging Markets' performance for the year ended November 30, 2001, reflects a period during which the economic slowdown in the world's developed nations spread to the mostly smaller, and often more volatile, countries where the fund invests. Because these nations often react dramatically to macroeconomic or major international events, they fell in the worldwide market slump that followed the September 11 attacks on the United States. In this difficult environment, Emerging Markets declined 10.28%*, trailing its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index,
which declined 7.37%.

POCKETS OF OPPORTUNITY

     Despite the difficult market environment that characterized much of the period covered in this report, our acceleration-based investment strategy proved effective in drawing us to a number of promising firms, particularly in Russia,
China and Latin America.

     We can begin our discussion with Russia, where we found several of the period's best-performing stocks. As we explained in our semiannual report, change has been a powerful catalyst for growth in this emerging economy.
Governmental and economic reforms have enabled many Russian firms to adopt westernized business practices, and encouraged them to improve both operating management and corporate governance. Earlier in the year, our discipline led us to several Russian oil companies and mining operations--rapidly growing firms whose performance ranked them among our top-contributing stocks for the year.

     Surprisingly, Russia's investment climate became even more attractive in the aftermath of September 11. Investors experienced a rather profound shift in sentiment toward Russia, an increasingly tighter ally on a geopolitical basis, and demonstrated their eagerness to reward those firms that are conducting business in more straightforward, shareholder-friendly ways. A good example is
Unified Energy Systems (UES), an energy firm that owns most of Russia's electricity generation, transmission and distribution infrastructure. One of our largest holdings, UES is benefiting from restructuring and significant tariff increases. For the first three quarters, it reported 26% earnings growth, a rate expected to increase dramatically in 2002 due to rising tariffs and better operational management.

     Opportunities also abound in China, as the world's most populous country makes economic progress. The government has sold several state-owned enterprises, and efforts are under way to develop properly functioning stock markets and to attract institutional investors. A top name for us in this region is China Mobile, a rapidly growing telecommunications provider that owns cell phone networks across the country. Another strong contributor is Xinao Gas
Holdings Ltd., a residential

* All fund returns referenced in this commentary are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                11/30/01          11/30/00

NO. OF EQUITY SECURITIES                          111                94
MEDIAN MARKET CAPITALIZATION                 $0.75 BILLION     $1.21 BILLION
WEIGHTED AVERAGE MARKET CAPITALIZAT          $5.28 BILLION     $4.77 BILLION
PORTFOLIO TURNOVER                                326%              196%
EXPENSE RATIO (FOR INVESTOR CLASS)               2.00%             2.00%

INVESTMENTS BY COUNTRY

                                                % OF FUND INVESTMENTS
                                                AS OF          AS OF
                                              11/30/01        5/31/01

TAIWAN (REPUBLIC OF CHINA)                      14.8%          11.2%
SOUTH KOREA                                     13.7%          15.1%
BRAZIL                                           9.5%           7.3%
TURKEY                                           6.9%           2.7%
INDIA                                            6.7%           4.9%
MEXICO                                           6.5%          14.3%
SOUTH AFRICA                                     6.3%           9.6%
RUSSIAN FEDERATION                               5.9%           7.2%
POLAND                                           5.0%           2.4%
PEOPLE'S REPUBLIC OF CHINA                       4.4%           8.9%
OTHER                                           20.3%          16.4%

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                AS OF NOVEMBER 30, 2001
COMMON STOCKS                                     99.0%
PREFERRED STOCKS                                   1.0%
---------------------------------------------------------
     TOTAL EQUITY EXPOSURE                       100.0%

Investment terms are defined in the Glossary on pages 63-64.

16    1-800-345-2021

Emerging Markets--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

gas installation firm that's benefiting from a government mandate to install gas lines in all new construction to  curb pollution.

     We've also found success in Latin America, where we've had limited exposure in previous periods. Many economies in this part of the world have been troubled for some time, particularly Argentina's, which recently defaulted on its sovereign debt. The cooling global economy has exacerbated the region's problems, which were further compounded over the summer and fall, when Brazil forced energy rationing due to low water levels in reservoirs used to generate power. However, in recent months, Brazil and Chile have largely decoupled from the rest of Latin America. The energy situation improved in the fourth quarter in Brazil, its currency strengthened and stock prices moved up. As earnings became more visible, investors grew increasingly  confident that the recent growth was sustainable and money began to flow into the country. We increased our exposure to companies with good  year-to-date growth, particularly in the telecommunications arena, and have been rewarded accordingly.

     Names we added include Tele Centro Oeste Celular Participacoes, which increased earnings in the third quarter due to strong revenue growth and cost control.

TECHNOLOGY CHANGES COURSE

     Throughout much of the period, technology stocks continued the downward trajectory that began in March 2000. Their deceleration, and the continued
deterioration of global conditions, led us away from this group, which was suffering from dwindling demand, inventory excesses and slipping  revenues as both businesses and consumers reeled in technology spending. Conditions changed abruptly in September. Despite concerns that the terrorist attacks would further derail already-struggling global economies, some technology firms in South Korea and Taiwan experienced a dramatic and largely unexpected reversal of fortune.
Demand for cellular phones surged as investors suddenly viewed cell phones as a necessity, rather than a luxury. Orders for flat-panel screens and new and updated game hardware jumped, along with investors' expectations that lower interest rates would spur spending on technology. In this case, the damage to performance was a matter of what we didn't own. Our style does not necessarily lead us to rapid or dramatic shifts, and we were underweight in technology during some of the early rally, ultimately causing our performance to trail that of our benchmark for the period.

THE MONTHS AHEAD

     Although we do not attempt to predict the market's direction, several factors suggest that significant opportunities lie ahead for long-term investors. Many emerging markets continue to trade at historically low valuations, with plenty of room to accelerate, and interest rates remain low, freeing up additional investment capital. Also, fiscal and monetary stimuli in the U.S. and Europe should eventually create increased demand among developed nations for goods from emerging markets. In sum, we will continue to apply our disciplined, acceleration-based investment approach, which we believe directs us to the market's most attractive growth opportunities.

[right margin]

TOP TEN HOLDINGS
                                                 % OF FUND INVESTMENTS
                                                AS OF             AS OF
                                              11/30/01           5/31/01
SAMSUNG ELECTRONICS                             2.9%              0.8%
UNITED MICROELECTRONICS CORP.                   2.9%              0.7%
UNIFIED ENERGY SYSTEMS ADR                      2.8%              1.2%
RANBAXY LABORATORIES LTD.                       2.7%               --
TAIWAN SEMICONDUCTOR
   MANUFACTURING CO. LTD.                       2.1%              0.5%
CHINA MOBILE
   (HONG KONG) LTD.                             2.0%               --
TELEKOMUNIKACJA
   POLSKA S.A.                                  1.7%               --
CESKA SPORITELNA AS                             1.7%               --
GRUPO FINANCIERO BANORTE S.A.
   DE C.V. CL O                                 1.7%              1.7%
ADVANCED SEMICONDUCTOR
   ENGINEERING INC.                             1.6%               --

TOP FIVE SECTORS

                                                % OF FUND INVESTMENTS
                                              AS OF              AS OF
                                            11/30/01            5/31/01
FINANCIAL                                    21.3%               15.2%
TECHNOLOGY                                   19.1%               15.9%
TELECOMMUNICATIONS                           13.0%                7.6%
CONSUMER (CYCLICAL)                          11.0%               19.7%
CONSUMER
   (NON-CYCLICAL)                             6.3%                6.1%

                                              www.americancentury.com     17

Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 99.0%

ARGENTINA -- 0.4%
       11,712  Siderar S.A.I.C. Cl A(1)                       $        9
      311,800  Siderca S.A.I.C.                                      374
                                                        -----------------------
                                                                     383
                                                        -----------------------

BRAZIL -- 8.5%
  177,224,800  Cia Paranaense de Energia                           1,179
   70,900,000  Companhia Siderurgica de Tubarao(1)                   565
   23,000,000  Eletropaulo Metropolitana
                  de Sao Paulo SA                                    710
       54,000  Embraer Empresa Brasileira de
                  Aeronautica S.A. ADR                               999
      115,300  Embratel Participacoes S.A. ADR                       490
  218,275,300  Lojas Americanas S.A.(1)                              285
       12,800  Tele Celular Sul Participacoes
                  SA ADR                                             174
      189,800  Tele Centro Oeste Celular
                  Participacoes SA ADR                             1,226
       77,500  Tele Norte Leste Participacoes
                  SA ADR                                           1,027
       10,900  Tele Nordeste Celular Participacoes
                  SA ADR                                             266
       56,000  Ultrapar Participacoes S.A. ADR                       372
       44,300  Votorantim Celulose e Papel
                  SA ADR                                             667
                                                        -----------------------
                                                                   7,960
                                                        -----------------------

CROATIA -- 0.5%
       21,800  Zagrebacka Banka GDR                                  465
                                                        -----------------------

CZECH REPUBLIC -- 2.2%
      203,300  Ceska Sporitelna AS(1)                              1,610
       16,700  Komercni Banka a.s.(1)                                460
                                                        -----------------------
                                                                   2,070
                                                        -----------------------

ESTONIA -- 0.4%
       48,000  Hansabank Ltd.                                        404
                                                        -----------------------

HONG KONG -- 3.6%
    3,356,000  Chaoda Modern Agriculture(1)                        1,022
      844,000  China Insurance International
                  Holdings Co. Ltd.                                  495
    1,532,000  Global Bio-Chem Technology
                  Group Co. Ltd.                                     530
      126,500  Hong Kong Electric Holdings                           463
    2,548,000  Xinao Gas Holdings Ltd.(1)                            833
                                                        -----------------------
                                                                   3,343
                                                        -----------------------

HUNGARY -- 3.1%
       34,600  Egis Gyogszergyar Rt.                               1,434
       81,600  MOL Magyar Olaj-es Gazipari Rt.(1)                  1,468
                                                        -----------------------
                                                                   2,902
                                                        -----------------------

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

INDIA -- 6.7%
       47,100  Dr. Reddy's Laboratories Ltd.               $         935
       58,994  Housing Development Finance
                  Corp. Ltd.                                         850
       15,700  Infosys Technologies Limited                        1,276
      157,900  Ranbaxy Laboratories Ltd.(1)                        2,478
    1,000,000  Reliance Petroleum Ltd.(1)                            733
                                                        -----------------------
                                                                   6,272
                                                        -----------------------

ISRAEL -- 2.4%
       15,500  Check Point Software
                  Technologies Ltd.(1)                               594
       50,500  Elbit Systems Ltd.                                    898
       49,811  Retalix Ltd.(1)                                       764
                                                        -----------------------
                                                                   2,256
                                                        -----------------------

MALAYSIA -- 3.9%
    1,103,000  Gamuda Berhad                                       1,284
      545,000  IOI Corporation Berhad                                513
    1,669,000  Magnum Corp. Berhad                                   940
      636,000  Road Builder (M) Holdings Berhad                      736
      317,000  TIME dotCom Berhad(1)                                 202
                                                        -----------------------
                                                                   3,675
                                                        -----------------------

MEXICO -- 6.5%
       41,600  Coca-Cola FEMSA, S.A. de C.V. ADR                     781
      800,100  Consorcio ARA, S.A. de C.V.(1)                      1,294
      179,000  Corporacion GEO, S.A.
                  de C.V., Series B(1)                               209
      328,900  Grupo Continental, S.A.                               428
    1,263,065  Grupo Financiero Bancomer,
                  S.A. de C.V. Cl O(1)                               976
      804,000  Grupo Financiero Banorte
                  S.A. de C.V. Cl O(1)                             1,550
      210,500  Grupo Modelo S.A. de C.V., Series C                   481
      132,400  Industrias Penoles SA                                 115
       24,600  Tubos de Acero de Mexico, SA ADR                      194
                                                        -----------------------
                                                                   6,028
                                                        -----------------------

PEOPLE'S REPUBLIC OF CHINA -- 4.4%
    1,658,000  China Everbright Limited                            1,286
      535,000  China Mobile (Hong Kong) Ltd.(1)                    1,897
    2,596,000  China Southern Airlines Co. Ltd.(1)                   724
      726,000  Yanzhou Coal Mining Co. Ltd.                          233
                                                        -----------------------
                                                                   4,140
                                                        -----------------------

PERU -- 0.5%
       57,200  Credicorp Limited                                     504
                                                        -----------------------

POLAND -- 5.0%
       31,400  BRE Bank                                              951
       25,580  Computerland Poland S.A.(1)                           680
       40,000  Powszechny Bank Kredytowy                           1,048
       14,400  Prokom Software SA(1)                                 361
      440,774  Telekomunikacja Polska S.A.(1)                      1,627
                                                        -----------------------
                                                                   4,667
                                                        -----------------------

18        1-800-345-2021                      See Notes to Financial Statements

Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 5.9%
       35,000  Golden Telecom Inc.(1)                        $       428
       14,100  Mobile Telesystems ADR(1)                             502
      580,500  Rostelecom                                            525
       98,100  Rostelecom ADR                                        541
       37,800  Sun Interbrew Ltd. GDR(1)                             189
      177,600  Unified Energy Systems ADR                          2,575
       14,400  Vimpel-Communications ADR(1)                          369
       94,700  Yukos                                                 405
                                                        -----------------------
                                                                   5,534
                                                        -----------------------

SOUTH AFRICA -- 6.3%
    1,028,000  African Bank Investments Limited                      816
      187,300  DataTec Limited(1)                                    270
      597,600  Foschini Limited                                      442
      891,500  Illovo Sugar Ltd.                                     612
      844,600  M-Cell Limited                                      1,349
      537,100  Murray & Roberts Holdings(1)                          405
    1,891,700  Network Healthcare Holdings Ltd.                      534
       72,400  Sappi Limited                                         754
      713,300  Super Group Limited                                   649
                                                        -----------------------
                                                                   5,831
                                                        -----------------------

SOUTH KOREA -- 13.7%
        7,900  Cheil Communications Inc.                             754
       97,020  Hana Bank                                           1,060
       44,300  Humax Co. Ltd.                                      1,036
       25,389  Kookmin Bank(1)                                       981
       61,900  LG Ad Inc.                                            683
       19,900  LG Home Shopping Inc.(1)                              879
       10,300  NCSoft Corporation(1)                               1,227
       15,840  Samsung Electronics                                 2,724
       23,140  Samsung Fire & Marine
                  Insurance Co., Ltd.(1)                             958
       33,000  Samyoung Heat Exchanger Co. Ltd.(1)                   666
      113,260  Telson Electronics Co. Ltd.(1)                        448
      131,419  You Eal Electronics Co. Ltd.(1)                     1,212
                                                        -----------------------
                                                                  12,628
                                                        -----------------------

TAIWAN (REPUBLIC OF CHINA) -- 14.8%
      783,000  Accton Technology Corp.(1)                          1,319
    2,228,000  Advanced Semiconductor
                  Engineering Inc.(1)                              1,534
    2,920,900  Bank Sinopac(1)                                     1,146
      812,000  Chou Chin Industrial Co. Ltd.                         361
      886,000  D-Link Corp.                                        1,081
    2,364,080  International Bank of Taipei                          714
       79,000  MediaTek Inc.(1)                                      930
      878,000  Nanya Technology Corp.(1)                             441
      695,000  Siliconware Precision Industries Co.(1)               475
      931,400  Taiwan Semiconductor
                  Manufacturing Co. Ltd.(1)                        1,975
    2,369,000  United Microelectronics Corp.(1)                    2,720
    1,641,000  Yuanta Core Pacific Securities Co.(1)               1,001
                                                        -----------------------
                                                                  13,697
                                                        -----------------------

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

THAILAND -- 3.3%
    1,369,000  Land & House Public
                  Company Limited(1)                       $       1,153
    2,768,404  National Finance Public
                  Company Limited(1)                                 599
      786,100  PTT Public Company Limited(1)                         626
       68,600  Siam Cement(1)                                        700
                                                        -----------------------
                                                                   3,078
                                                        -----------------------

TURKEY -- 6.9%
   77,000,000  Aksa Akrilik Kimya Sanayii A.S.(1)                  1,028
   27,820,000  Cimsa Cimento Sanayi ve Ticaret A.S.                  259
  148,000,000  Tat Konserve Sanayii A.S.                             971
   71,600,000  Tupras Turkiye Petrol Rafinerileri A.S.(1)            545
  363,000,000  Turk Ekonomi Bankasi(1)                               663
       92,900  Turkcell Iletisim Hizmet AS ADR                     1,440
  461,330,860  Vestel Elektronik Sanayi(1)                           998
  202,000,000  Yapi ve Kredi Bankasi A.S.(1)                         505
                                                        -----------------------
                                                                   6,409
                                                        -----------------------
TOTAL COMMON STOCKS                                               92,246
                                                        -----------------------
  (Cost $82,419)

PREFERRED STOCKS -- 1.0%

BRAZIL -- 1.0%
   13,390,000  Banco Itau S.A.                                       931
                                                        -----------------------
  (Cost $885)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $93,177
                                                      =========================
  (Cost $83,304)

MARKET SECTOR DIVERSIFICATION (Unaudited)

                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                   4.3%
COMMERCIAL SERVICES                                               3.8%
CONSUMER (CYCLICAL)                                              11.0%
CONSUMER (NON-CYCLICAL)                                           6.3%
CONSUMER SERVICES                                                 3.6%
ENERGY                                                            5.0%
FINANCIAL                                                        21.3%
HEALTH CARE                                                       5.8%
INDUSTRIALS                                                       0.7%
TECHNOLOGY                                                       19.1%
TELECOMMUNICATIONS                                               13.0%
TRANSPORT                                                         0.8%
UTILITY                                                           5.3%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements                 www.americancentury.com    19

Global Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                            INVESTOR CLASS             ADVISOR CLASS           INSTITUTIONAL CLASS
                          (INCEPTION 12/1/98)        (INCEPTION 2/5/99)         (INCEPTION 8/1/00)

                         GLOBAL        MSCI         GLOBAL         MSCI         GLOBAL         MSCI
                         GROWTH      WORLD FREE     GROWTH      WORLD FREE      GROWTH      WORLD FREE
6 MONTHS(1) ............ -14.52%    -10.50%        -14.80%      -10.50%       -14.50%        -10.50%
1 YEAR ................. -23.62%    -16.01%        -23.97%      -16.01%       -23.53%        -16.01%
========================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND ...........  11.47%     -2.06%(2)       7.68%       -4.53%(3)    -24.58%        -18.77%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  Since 11/30/98, the date nearest the class's inception for which data are available.

(3)  Since 1/31/99, the date nearest the class's inception for which data are available.

(4)  Since 7/31/00, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI World Free Index, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI World Free Index is provided for comparison in each graph.
Global Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the
MSCI World Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

* Fund data from 12/1/98, the fund's inception date. Index data from
11/30/98, the date nearest the fund's inception for which data are available. Not annualized.

20    1-800-345-2021

Global Growth--Performance Review
--------------------------------------------------------------------------------

[photo of Bradley Amoils and Henrik Strabo]

     A market overview and performance commentary by Bradley Amoils and Henrik
Strabo, portfolio managers on the Global Growth team.

PERFORMANCE OVERVIEW

     Global Growth declined 23.62%*  in the year ending November 30, 2001, one of the most challenging in the  history of the world's equity markets. The fund's benchmark, the Morgan Stanley Capital International World  Free Index,
fell 16.01%.

     Global Growth's underperformance occurred during a period marked by a worldwide economic slowdown, declining corporate profits and extreme volatility.
Despite those conditions, we adhered to our time-tested approach of searching for individual companies that meet our standards for earnings and revenue growth.

     Despite our poor short-term performance, our goal is to deliver solid results over time, and Global Growth has not disappointed its longer-term investors. Since its introduction on December 1, 1998, Global Growth has produced an annualized return of 11.47%, while the benchmark has returned a negative 2.06%.

     During this difficult period of greatly reduced earnings visibility, Global
Growth's process led to companies that appeared able to sustain their growth, even in a slowing economy. As a result, the fund increased its stake among companies with more predictable earnings growth.

FINANCIALS RETREAT

     The financial sector, Global Growth's largest stake, struggled on several fronts in an exceedingly challenging environment. As the international equity markets retreated, so did the assets at investment management firms. For credit card companies and commercial lenders, deteriorating economic conditions led to worries about loan defaults. Revenues at brokerage firms were hit by reduced activity among investors.

     Property and casualty insurance companies declined in the wake of the
September 11 attacks. However, history shows that after catastrophic events these companies are in a position to raise premiums and thus emerge with stronger and more sustainable earnings growth. This helped several of our holdings in the insurance industry.

TECHNOLOGY STRUGGLES

     The downturn in capital spending took a toll on Global Growth, especially during the first six months of the fiscal year. Technology plunged mostly because of reduced corporate spending on information technology and a worldwide slowdown in the sales of personal computers and mobile phones. As a result, we reduced the fund's technology position during much of the year. Although the sector detracted most from our results, as the period ended we began to see signs of improvement regarding technology's problems with inventory and excess capacity.

[right margin]

PORTFOLIO AT A GLANCE

* All fund returns referenced in this commentary are for Investor Class shares.

                                                 11/30/01          11/30/00
NO. OF EQUITY SECURITIES                           129               167
MEDIAN MARKET CAPITALIZATION                  $14.2 BILLION     $15.5 BILLION
WEIGHTED AVERAGE MARKET CAPITALIZATION        $68.3 BILLION     $64.2 BILLION
PORTFOLIO TURNOVER                                232%              123%
EXPENSE RATIO (FOR INVESTOR CLASS)                1.30%             1.30%

INVESTMENTS BY COUNTRY

                                               % OF FUND INVESTMENTS
                                             AS OF             AS OF
                                            11/30/01          5/31/01
UNITED STATES                                48.7%             50.4%
JAPAN                                         9.7%              9.4%
UNITED KINGDOM                                9.6%              4.2%
SOUTH KOREA                                   5.6%              3.7%
GERMANY                                       4.2%              3.4%
FRANCE                                        3.4%              6.7%
SWITZERLAND                                   3.3%              2.7%
DENMARK                                       3.2%              2.1%
OTHER                                        12.3%             17.4%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                         AS OF NOVEMBER 30, 2001
U.S. COMMON STOCKS                                         48.7%
FOREIGN COMMON STOCKS                                      50.7%
PREFERRED STOCKS                                            0.6%
-----------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                  100.0%

                                                  www.americancentury.com    21

Global Growth--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

     Consequently, Global Growth increased its weighting among such companies as
Microsoft and Samsung Electronics. Those firms, and others, stand to benefit when an increase in demand leads to renewed spending, which should lead to acceleration among technology-related firms.

     There were certainly a few bright spots among the fund's holdings. The sector included one of the fund's top-performing securities for the fiscal period, Itron Inc., based in Spokane, Wash. Itron has soared on sales of its hand-held electronic devices that collect data from electric, gas and water meters remotely, streamlining the collection of data for utilities around the world.

HEALTH CARE UNDER PRESSURE

     Despite its dramatic earnings growth, the health care sector was very volatile as investors moved in and out of stocks in response to changes in the economy and monetary policy worldwide.

     Among companies in the U.S. that provide medical services, Tenet
Healthcare, a hospital management company, and UnitedHealth Group Incorporated, a health maintenance organization, contributed to performance.

     As the period progressed, Global Growth slightly reduced its exposure to health care. However, we continue to be invested in several leading pharmaceutical companies, such as Pfizer, because they provide significant earnings growth at a reasonable valuation. At period's end, pharmaceutical companies still represented our largest industry stake.

CONSUMERS RESILIENT

     Despite the significant economic slowdown, Global Growth's consumer-related positions held up reasonably well for most of the fiscal year.

     Consumer demand continued to be rather resilient, especially for good value purchases, such as cars from South Korea's Hyundai Motor Co. This company had several successful models in the low-priced segment that provided strong earnings growth.

     After the shock of the terrorist attacks and increasing concern about job security, consumer spending slowed significantly around the world. Despite this, our investments in discount stores held up as customers and investors flocked to retailers that attracted thrifty shoppers. Wal-Mart Stores, for example, advanced.

     Throughout the year, consumers continued to spend money on home entertainment. This was driven by new product launches by hardware makers and the introduction of new games, particularly in the fourth quarter. Niche consumer plays like the United Kingdom's Electronics Boutique showed strong earnings growth as its new games scored with consumers.

LOOKING AHEAD

     The past 12 months were among the most challenging in recent history for global investments. Despite the turmoil, we remain fully committed to our disciplined investment approach of looking for companies whose earnings and revenue appear to be growing at an accelerating rate. In the long run, we believe this time-tested process will provide positive returns for our shareholders.

[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                              AS OF            AS OF
                                            11/30/01          5/31/01
TYCO INTERNATIONAL LTD.                       4.2%              2.1%
NINTENDO CO., LTD.                            3.2%              0.6%
CITIGROUP INC.                                2.9%              1.9%
AFFILIATED COMPUTER
     SERVICES INC.                            2.8%              1.1%
PFIZER, INC.                                  2.6%              1.4%
AMERICAN INTERNATIONAL
     GROUP, INC.                              2.2%               --
VODAFONE GROUP PLC                            2.2%              0.5%
MICROSOFT CORP.                               1.9%              1.7%
FANNIE MAE                                    1.7%              0.5%
CREDIT SUISSE CROUP                           1.5%              0.5%

TOP FIVE SECTORS
                                             % OF FUND INVESTMENTS
                                            AS OF             AS OF
                                           11/30/01          5/31/01
FINANCIAL                                    22.7%            15.3%
TECHNOLOGY                                   15.9%            20.7%
HEALTH CARE                                  12.6%            10.1%
CONSUMER (CYCLICAL)                          10.3%            11.4%
TELECOMMUNICATIONS                            8.9%             4.5%

22    1-800-345-2021

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 99.4%

CANADA -- 0.8%
       75,000  Nortel Networks Corp.                               $    585
       42,486  Talisman Energy, Inc.                                  1,499
                                                        -----------------------
                                                                      2,084
                                                        -----------------------

CAYMAN ISLANDS -- 0.6%
       96,500  Scottish Annuity & Life Holdings Ltd.                  1,593
                                                        -----------------------

DENMARK -- 3.2%
       22,000  Coloplast A/S(1)                                       1,457
      175,100  Danske Bank A/S                                        2,772
      101,658  Novo Nordisk A/S Cl B                                  3,952
                                                        -----------------------
                                                                      8,181
                                                        -----------------------

FINLAND -- 0.8%
       50,200  Nokia Oyj ADR                                          1,155
      174,670  Sonera Oyj                                               906
                                                        -----------------------
                                                                      2,061
                                                        -----------------------

FRANCE -- 3.4%
       33,185  Accor SA                                               1,100
       12,400  Atos SA(1)                                               837
       38,900  Aventis SA                                             2,719
       36,500  Suez SA                                                1,104
       24,600  TotalFinaElf SA Cl B                                   3,141
                                                        -----------------------
                                                                      8,901
                                                        -----------------------

GERMANY -- 3.6%
       11,424  Allianz AG                                             2,702
       25,553  Altana AG                                              1,278
       27,749  Bayerische Motoren Werke
                  (BMW) AG                                              895
        6,946  Muenchener Rueckversicherungs-
                  Gesellschaft AG                                     1,859
       64,200  Puma AG Rudolf Dassler Sport                           1,623
       14,000  Siemens AG                                               828
                                                        -----------------------
                                                                      9,185
                                                        -----------------------

HONG KONG -- 0.3%
       74,700  HSBC Holdings Plc                                        900
                                                        -----------------------

ITALY -- 2.7%
      282,800  Autostrade Concessioni e Costruzioni
                  Autostrade SpA                                      1,880
      238,700  ENI S.p.A.                                             2,809
       34,000  Recordati SPA                                            640
      308,800  Telecom Italia SpA(1)                                  1,564
                                                        -----------------------
                                                                      6,893
                                                        -----------------------

JAPAN -- 9.7%
        9,900  Acom Co. Ltd.                                            803
       54,400  Capcom Co. Ltd.                                        1,540
          400  Dentsu Inc.(1)                                         1,525
       21,800  Murata Manufacturing Co., Ltd.                         1,473

Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------
       47,400  Nintendo Co., Ltd.                                  $  8,171
          268  NTT DoCoMo, Inc.                                       3,500
      133,000  Olympus Optical Co., Ltd.                              1,834
      265,000  Sanyo Electric Company Ltd.                            1,367
      108,000  Sharp Corp.                                            1,400
       43,800  Sony Corp.                                             2,064
      314,000  Toshiba Corp.                                          1,340
                                                        -----------------------
                                                                     25,017
                                                        -----------------------

MEXICO -- 0.6%
       47,290  Telefonos de Mexico, S.A. de CV,
                  Cl L ADR                                            1,585
                                                        -----------------------

NETHERLANDS -- 2.6%
       47,824  ING Groep N.V.                                         1,251
      109,800  Koninklijke Ahold NV                                   3,247
       45,900  Koninklijke Boskalis Westminster N.V.                  1,357
       30,711  Van der Moolen Holding N.V.                              867
                                                        -----------------------
                                                                      6,722
                                                        -----------------------

NORWAY -- 0.5%
       61,700  Tandberg ASA(1)                                        1,265
                                                        -----------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.9%
      672,000  China Mobile (Hong Kong) Ltd.(1)                       2,383
                                                        -----------------------

PORTUGAL -- 0.4%
      141,700  Portugal Telecom S.A. ADR                              1,066
                                                        -----------------------

RUSSIAN FEDERATION -- 0.5%
       26,600  Unified Energy Systems ADR                               386
       34,600  Vimpel-Communications ADR(1)                             886
                                                        -----------------------
                                                                      1,272
                                                        -----------------------

SOUTH KOREA -- 5.6%
      156,890  Hyundai Motor Co. Ltd.                                 3,143
       76,958  Kookmin Bank(1)                                        2,974
       39,040  LG Ad Inc.                                               431
       13,044  LG Home Shopping Inc.(1)                                 576
       10,000  NCSoft Corporation(1)                                  1,191
       18,000  Samsung Electro-Mechanics Co. Ltd.                       541
       17,420  Samsung Electronics                                    2,995
       16,120  Shinsegae Co. Ltd.                                     1,443
       55,500  SK Telecom Co. Ltd. ADR                                1,265
                                                        -----------------------
                                                                     14,559
                                                        -----------------------

SPAIN -- 0.4%
        1,520  Amadeus Global Travel
                  Distribution SA                                         8
       82,100  Telefonica S.A.(1)                                     1,110
                                                        -----------------------
                                                                      1,118
                                                        -----------------------

SWITZERLAND -- 3.3%
      102,800  Credit Suisse Group                                    3,976
        1,360  Julius Baer Holding AG                                   451
       83,700  Logitech International S.A.(1)                         2,931
        5,584  Nestle S.A.                                            1,155
                                                        -----------------------
                                                                      8,513
                                                        -----------------------

See Notes to Financial Statements                 www.americancentury.com    23

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                            Value
-------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.2%
      189,000  Hon Hai Precision Industry Co., Ltd.                  $    796
       57,000  MediaTek Inc.(1)                                           671
      741,000  United Microelectronics Corp.(1)                           850
    2,287,000  Winbond Electronics Corp.                                  867
                                                        -----------------------
                                                                        3,184
                                                        -----------------------

UNITED KINGDOM -- 9.6%
       77,761  Barclays plc                                             2,385
       62,000  BAE Systems PLC                                            282
      121,600  British Sky Broadcasting Plc(1)                          1,483
    1,604,229  Electronics Boutique plc                                 2,928
       35,206  GlaxoSmithKline Plc ADR                                  1,789
      153,000  Lloyds TSB Group plc                                     1,575
      105,000  Man Group plc                                            1,797
      187,895  Next plc                                                 2,407
       60,698  Reckitt Benckiser PLC                                      799
      209,800  Reed International PLC                                   1,765
       46,708  Royal Bank of Scotland Group plc                         1,083
      207,834  Tesco plc                                                  713
    2,243,270  Vodafone Group plc                                       5,759
                                                        -----------------------
                                                                       24,765
                                                        -----------------------

   UNITED STATES -- 48.7%
       77,400  Affiliated Computer Services Inc.(1)                     7,228
       69,900  American International Group, Inc.                       5,760
       29,700  AmerisourceBergen Corp.                                  1,767
      107,500  AOL Time Warner Inc.(1)                                  3,752
       27,100  Baxter International, Inc.                               1,409
       19,100  Cardinal Health, Inc.                                    1,305
       64,000  Cendant Corporation(1)                                   1,091
       85,300  Cisco Systems Inc.(1)                                    1,743
      158,700  Citigroup Inc.                                           7,601
       47,600  Cox Communications, Inc. Cl A(1)                         1,854
       62,300  EMC Corp. (Mass.)                                        1,046
       56,100  Fannie Mae                                               4,409
       20,400  First Data Corp.                                         1,494
       65,000  Gemstar - TV Guide International, Inc.(1)                1,802
       71,400  General Electric Co.                                     2,749
       63,800  Gillette Company                                         2,086
       65,700  Intel Corp.                                              2,146
       28,600  International Business Machines Corp.                    3,306
      115,600  Itron Inc.(1)                                            3,266
       41,300  KPMG Consulting Inc.(1)                                    683
       27,600  Laboratory Corporation of
                  America Holdings(1)                                   2,123
       29,600  Linear Technology Corp.                                  1,215
       35,400  Lowe's Companies, Inc.                                   1,604
       62,400  Mattel, Inc.                                             1,149
       37,600  McGraw-Hill Companies, Inc. (The)                        2,124
       14,800  Microchip Technology Inc.(1)                               534
       78,200  Microsoft Corp.(1)                                       5,022
        9,500  Neuberger Berman Inc.                                      376
       33,600  Northern Trust Corp.                                     1,944
      114,400  Oracle Corp.(1)                                          1,604

Shares                     ($ in Thousands)                             Value
-------------------------------------------------------------------------------

       35,700  Penney (J.C.) Company, Inc.                           $    905
      157,600  Pfizer, Inc.                                             6,825
       21,300  Philip Morris Companies Inc.                             1,005
       24,200  Procter & Gamble Co. (The)                               1,875
       29,600  QUALCOMM Inc.(1)                                         1,738
       52,800  Raytheon Company                                         1,730
       99,600  Reckson Associates Realty
                  Corporation                                           2,227
       71,800  Solectron Corp.(1)                                       1,055
       21,900  St. Jude Medical, Inc.(1)                                1,632
       18,600  State Street Corp.                                         974
       40,300  Stilwell Financial Inc.                                    956
       23,100  Symantec Corp.(1)                                        1,500
       34,900  Tenet Healthcare Corp.(1)                                2,094
       29,600  Tiffany & Co.                                              852
       26,600  TMP Worldwide Inc.(1)                                    1,098
      186,100  Tyco International Ltd.                                 10,943
      124,000  UICI(1)                                                  1,773
       25,000  UnitedHealth Group Incorporated                          1,786
       52,800  Wal-Mart Stores, Inc.                                    2,912
      125,600  Washington Mutual, Inc.                                  3,929
      122,800  Waste Management, Inc.                                   3,598
                                                        -----------------------
                                                                      125,599
                                                        -----------------------
TOTAL COMMON STOCKS                                                   256,846
                                                        -----------------------
  (Cost $238,391)

PREFERRED STOCKS -- 0.6%

GERMANY -- 0.6%
        4,400  Porsche AG                                               1,573
                                                        -----------------------
  (Cost $1,509)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $258,419
                                                        =======================

  (Cost $239,900)

MARKET SECTOR DIVERSIFICATION (Unaudited)

                                                     As a Percentage of Total
                                                       Investment Securities
COMMERCIAL SERVICES                                               8.7%
CONSUMER (CYCLICAL)                                              10.3%
CONSUMER (NON-CYCLICAL)                                           3.9%
CONSUMER SERVICES                                                 6.8%
ENERGY                                                            2.9%
FINANCIAL                                                        22.7%
HEALTH CARE                                                      12.6%
INDUSTRIALS                                                       6.7%
TECHNOLOGY                                                       15.9%
TELECOMMUNICATIONS                                                8.9%
UTILITY                                                           0.6%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

24           1-800-345-2021                   See Notes to Financial Statements

International Opportunities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                        INVESTOR CLASS (INCEPTION 6/1/01)

                          INTERNATIONAL       SSB EMI
                         OPPORTUNITIES      GROWTH WORLD-
                                               EX U.S.
=================================================================================
LIFE OF FUND(1) ............ -2.60%          -14.51%(2)

(1)  Returns for periods less than one year are not annualized.

(2)  Since 5/31/01, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the SSB EMI Growth World
  Index and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The SSB EMI Growth World is provided for comparison in each graph. International Opportunities' total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the SSB EMI Growth World do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                  www.americancentury.com    25

International Opportunities--Performance Review
--------------------------------------------------------------------------------

[photo of Lynn Schroeder and Trevor Gurwich]

     A market overview and performance commentary by Lynn Schroeder and Trevor
Gurwich, portfolio managers on the International Opportunities team.

PERFORMANCE OVERVIEW

     American Century's newest offering in the international arena, the
International Opportunities fund,  is off to a strong start in comparison with the markets in which it invests. The fund launched on June 1, 2001 and declined only 2.6%*, performance that was much better than its benchmark, the Salomon
Smith Barney Extended Market Index Growth World (SSB EMI), excluding the U.S., which lost 14.51% during the same period.

A DISCIPLINED APPROACH

     The International Opportunities fund follows the same disciplined approach that all of American Century's growth funds have used over time, whether investing in domestic or international markets. We look for companies that demonstrate improving growth in sales and earnings that can be maintained for the foreseeable future. This is the same investment process that has been used
American Century since 1991, when we began investing internationally. In addition, the team of analysts on the International Opportunities fund is the same group of investment professionals behind American Century's other successful international funds.

     The focus of International Opportunities is primarily on smaller companies with the potential for growth. We strive to find firms that aren't well-known and have the capacity for acceleration. In order to allow us to keep a strong focus on such companies, the fund will be closed once it reaches $500 million in assets.

HEALTH CARE AND TECHNOLOGY STOCKS FARE WELL

     Our bottom-up discipline led us to successful investments in the health care and technology sectors, where we found companies with strong growth. An example is Taro Pharmaceuticals Industries, which had several successful product introductions in 2001, and has a number of new medicines in its research pipeline. With about 20% of the fund's assets in health care, this sector was the largest in International Opportunities. We are impressed with the number of small companies with either a solid pipeline of new products or with lucrative licensing arrangements with the large pharmaceutical multinationals.

     Although many companies in the technology sector have suffered in a poor business environment, we have been successful in finding a number of good performers, particularly smaller companies occupying leading positions in niche markets. One investment to highlight here is Tandberg, the Norwegian maker of video-conferencing equipment. Tandberg became the top-contributing stock in the portfolio, when budget-conscious companies worldwide limited staff business travel

* All fund returns referenced in this commentary are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                                 11/30/01
NO. OF EQUITY SECURITIES                            63
MEDIAN MARKET CAPITALIZATION                   $0.56 BILLION
WEIGHTED AVERAGE MARKET CAPITALIZATION         $0.63 BILLION
PORTFOLIO TURNOVER                                 147%(1)
EXPENSE RATIO (FOR INVESTOR CLASS)                2.00%(2)

(1)  For the period June 1, 2001 (inception) through November 30, 2001.

(2)  Annualized.

INVESTMENTS BY COUNTRY

                                          % OF FUND INVESTMENTS
                                                   AS OF
                                                 11/30/01
UNITED KINGDOM                                     13.9%
FRANCE                                             12.0%
SOUTH KOREA                                        10.3%
FINLAND                                             8.3%
CANADA                                              8.3%
SWEDEN                                              5.2%
ITALY                                               4.6%
SWITZERLAND                                         4.5%
JAPAN                                               4.1%
OTHER*                                             28.8%

*Includes temporary cash investments.

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                    AS OF NOVEMBER 30, 2001
COMMON STOCKS                                         98.5%
------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                              98.5%
TEMPORARY CASH INVESTMENTS                             1.5%

26    1-800-345-2021

International Opportunities--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

in response to pervasive economic weakness, prompting increased demand for video-conferencing products.

     Another investment worth mentioning is Electronics Boutique, a United
Kingdom-based retailer of electronic game platforms and related software. This firm prospered following the introduction of the new Sony PlayStation 2 and is expected to benefit from the European rollout of Microsoft's Xbox  in 2002.

UNDER PRESSURE: SOFTWARE AND CONSUMER STOCKS

     On the other side of the ledger, positions in the software industry and in the consumer cyclicals sector restrained performance the most. For instance,
FJA, a German-based enterprise that develops and markets software for the administration of life insurance policies, suffered from uncertainty over some government reforms and from order delays due to general weakness in the financial services industry.

     Our investment in Somerfield, the United Kingdom's fifth-largest food retailer, was disappointing. The company suffered from an unduly harsh competitive environment in the country's supermarket business, caused by one of its larger competitors, which resulted in loss of revenue and margin erosion. We eliminated the position because short-term improvement in its operations was below our expectations.

CHANGING TIMES, NIMBLE STANCE

     One of the benefits of international investing is the ability to capture growth wherever it occurs. For example, South Korea, which was mired deep in recession in the late 1990s, has been recovering. The fund's positions there have benefited from a strengthening business environment and from a major restructuring in the financial services industry. Elsewhere in Asia, particularly in Japan, businesses struggled to report any kind of growth due to economic weakness, thus limiting investment opportunities. Despite hopes to the contrary, the new political leadership in Japan, the world's second largest economy, has not been able to resurrect this country's economic fortunes.

     Our performance in Europe and elsewhere was mixed. We had success in
Russia, where an increasing number of companies have adopted western operating and accounting practices, making them more attractive investment candidates.
However, the business environment in some of the developed countries like the
United Kingdom and France proved challenging, and investments in these countries did not help the fund's overall performance.

     Toward the end of the period, there were initial indications of improvement in company fundamentals in a few countries, helped by an economic backdrop of more relaxed monetary policy and lower oil prices. The investment process of
International Opportunities is designed to identify companies with the most attractive growth profile, regardless of the economic environment. We are confident that we will find those companies and include them in your fund.

[right margin]

TOP TEN HOLDINGS

                                                       % OF FUND INVESTMENTS
                                                           AS OF 11/30/01
SILICON-ON-INSULATOR TECHNOLOGIES                                2.2%
KINGSWAY FINANCIAL SERVICES INC.                                 2.1%
HUMAX CO. LTD.                                                   2.1%
LVL MEDICAL                                                      2.0%
NETWORK HEALTHCARE HOLDINGS LTD.                                 1.9%
WAVECOM SA                                                       1.9%
PUMA AG RUDOLF DASSLER SPORT                                     1.9%
INSTRUMENTARIUM OY                                               1.9%
NEOPOST SA                                                       1.9%
ACAMBIS PLC                                                      1.9%

TOP FIVE SECTORS

                                                       % OF FUND INVESTMENTS
                                                           AS OF 11/30/01
HEALTH CARE                                                     20.3%
CONSUMER (CYCLICAL)                                             15.1%
FINANCIAL                                                       13.3%
COMMERCIAL SERVICES                                             11.1%
CONSUMER
   (NON-CYCLICAL)                                                7.7%

                                                  www.americancentury.com    27

International Opportunities--Schedule of Investments
-------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                            Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 98.5%

AUSTRALIA -- 3.0%
       78,100  Healthscope Ltd.                                      $   95
       40,646  Ramsay Health Care Ltd.                                  101
                                                            -------------------

                                                                        196
                                                            -------------------

BELGIUM -- 1.2%
        1,935  Omega Pharma SA                                           80
                                                            -------------------

CANADA -- 8.3%
        6,600  Cott Corp.(1)                                            112
        3,600  Industrial-Alliance Life Insurance
                  Company                                                95
       13,100  Kingsway Financial Services Inc.(1)                      141
        4,300  Metro Inc.                                                98
        5,400  Rothmans Inc.                                             99
                                                            -------------------
                                                                        545
                                                            -------------------

FINLAND -- 8.3%
        5,000  Hartwall Oyj Abp                                         105
        2,944  Instrumentarium OY(1)                                    124
        9,086  OKO Bank(1)                                              114
        8,265  Perlos Oyj                                                88
        9,304  Teleste Oy(1)                                            117
                                                            -------------------
                                                                        548
                                                            -------------------

FRANCE -- 12.0%
        2,300  Bonduelle S.C.A.(1)                                       95
        6,340  Genesys(1)                                                76
        5,887  LVL Medical                                              129
        4,065  Neopost SA(1)                                            124
        6,566  Silicon-On-Insulator Technologies(1)                     142
        2,925  UBI Soft Entertainment(1)                                102
        3,267  Wavecom SA(1)                                            125
                                                            -------------------
                                                                        793
                                                            -------------------

GERMANY -- 3.5%
        4,900  Puma AG Rudolf Dassler Sport                             124
        3,308  Stada Arzneimittel AG                                    106
                                                            -------------------

                                                                        230
                                                            -------------------

GREECE -- 1.1%
        8,900  STET Hellas Telecommunications
                  S.A. ADR(1)                                            71
                                                            -------------------

INDIA -- 1.5%
       18,700  Hero Honda Motors Ltd.                                    96
                                                            -------------------

IRELAND -- 1.4%
        4,600  Riverdeep Group Plc ADR(1)                                94
                                                            -------------------

ISRAEL -- 3.0%
        5,100  Elbit Systems Ltd.                                        91
        2,900  Taro Pharmaceuticals Industries(1)                       105
                                                            -------------------
                                                                        196
                                                            -------------------

Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------

ITALY -- 4.6%
       18,800  Lottomatica SpA(1)                                    $  111
        7,200  Permasteelisa SpA                                         97
        4,900  Recordati SPA                                             92
                                                            -------------------
                                                                        300
                                                            -------------------

JAPAN -- 4.1%
        1,500  Cawachi Ltd.                                              92
        2,700  FP Corporation                                            90
        2,300  Nissin Healthcare Food
                  Service Co. Ltd.(1)                                    89
                                                            -------------------
                                                                        271
                                                            -------------------

NETHERLANDS -- 2.9%
       25,686  AOT NV                                                    89
        3,500  Van der Moolen Holding N.V. ADR(1)                        99
                                                            -------------------
                                                                        188
                                                            -------------------

NORWAY -- 1.8%
        5,900  Tandberg ASA(1)                                          121
                                                            -------------------

RUSSIAN FEDERATION -- 3.1%
      108,400  Rostelecom                                                98
        4,000  Vimpel-Communications ADR(1)                             103
                                                            -------------------
                                                                        201
                                                            -------------------

SOUTH AFRICA -- 3.2%
       49,900  Aveng Ltd.                                                40
       56,300  Murray & Roberts Holdings(1)                              42
      450,400  Network Healthcare Holdings Ltd.                         127
                                                            -------------------
                                                                        209
                                                            -------------------

SOUTH KOREA -- 10.3%
       25,100  Good Morning Securities Co. Ltd.(1)                      111
       11,070  Hana Bank                                                121
        5,832  Humax Co. Ltd.                                           136
        9,600  LG Ad Inc.                                               106
          970  NCSoft Corporation(1)                                    116
        1,190  Pacific Corporation                                       88
                                                            -------------------
                                                                        678
                                                            -------------------

SPAIN -- 1.6%
       11,900  Azkoyen SA                                               106
                                                            -------------------

SWEDEN -- 5.2%
        8,724  D. Carnegie & Co. AB(1)                                  102
        5,600  Elekta AB(1)                                              49
        2,340  Nobel Biocare AB                                          94
        6,661  PerBio Science AB(1)                                      98
                                                            -------------------
                                                                        343
                                                            -------------------

SWITZERLAND -- 4.5%
          941  PSP Swiss Property AG(1)                                  85
        1,476  Straumann Holding AG                                     108
        3,211  Unilabs(1)                                               105
                                                            -------------------
                                                                        298
                                                            -------------------

28        1-800-345-2021                      See Notes to Financial Statements

International Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

Shares                     ($ in Thousands)                            Value
-------------------------------------------------------------------------------

UNITED KINGDOM -- 13.9%
       27,500  Acambis Plc(1)                                        $  123
       16,000  Chemring Group Plc(1)                                     83
       64,674  Electronics Boutique plc                                 118
        9,600  Geest Plc                                                 94
       21,574  HIT Entertainment Plc                                    105
       14,799  Jarvis plc                                               111
       12,000  Nestor Healthcare Group PLC                               96
       20,700  Rotork Plc                                                98
        4,200  Vosper Thornycroft Holdings                               96
                                                            -------------------
                                                                        924
                                                            -------------------
TOTAL COMMON STOCKS                                                   6,488
                                                            -------------------
  (Cost $5,564)

TEMPORARY CASH INVESTMENTS -- 1.5%

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 2.08%, dated 11/30/01,
       due 12/3/01 (Delivery value $100)                                100
                                                            -------------------
  (Cost $100)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $6,588
                                                            ===================

  (Cost $5,664)

MARKET SECTOR DIVERSIFICATION (Unaudited)

                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                   6.3%
COMMERCIAL SERVICES                                              11.1%
CONSUMER (CYCLICAL)                                              15.1%
CONSUMER (NON-CYCLICAL)                                           7.7%
CONSUMER SERVICES                                                 4.9%
FINANCIAL                                                        13.3%
HEALTH CARE                                                      20.3%
INDUSTRIALS                                                       6.4%
TECHNOLOGY                                                        6.3%
TELECOMMUNICATIONS                                                7.1%
TEMPORARY CASH INVESTMENTS                                        1.5%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements                 www.americancentury.com    29

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------

                                                    INTERNATIONAL       INTERNATIONAL         EMERGING
                                                       GROWTH            DISCOVERY             MARKETS
                                                       ------            ---------             -------
NOVEMBER 30, 2001
===================================================================================================

ASSETS                                                        (In Thousands)

Investment securities, at value (identified
  cost of $3,702,297, $1,022,501, and
  $83,304, respectively) (Note 3) ............   $     3,786,278    $     1,183,326    $        93,177

Cash .........................................              --                 --                2,920

Foreign currency holdings, at value
  (identified cost of $1,999, $5,541,
  and $2,851, respectively) ..................             1,999              5,540              2,852

Receivable for investments sold ..............            78,110             37,914              6,100

Receivable for capital shares sold ...........             1,533               --                    1

Dividends, interest and other receivable .....             9,728              2,339                103
                                                 ---------------    ---------------    ---------------
                                                       3,877,648          1,229,119            105,153
                                                 ---------------    ---------------    ---------------

LIABILITIES

Disbursements in excess of demand deposit cash             2,173                 43               --

Payable for investments purchased ............            21,679             14,154             5,163

Payable for capital shares redeemed ..........                12               --                 --

Accrued management fees (Note 2) .............             3,807              1,458               151

Distribution fees payable (Note 2) ...........                43               --                 --

Service fees payable (Note 2) ................                42               --                 --

Payable for directors' fees
  and expenses (Note 2) ......................                 4                  1               --
                                                 ---------------    ---------------    ---------------
                                                          27,760             15,656              5,314
                                                 ---------------    ---------------    ---------------
Net Assets ...................................   $     3,849,888    $     1,213,463    $        99,839
                                                 ===============    ===============    ===============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......   $     4,749,542    $     1,209,088    $       118,675

Undistributed net investment income ..........            14,007               --                 --

Accumulated net realized loss on
  investment and foreign currency transactions          (997,462)          (156,437)           (28,698)

Net unrealized appreciation on investments
  and translation of assets and liabilities
  in foreign currencies (Note 3) .............            83,801            160,812              9,862
                                                 ---------------    ---------------    ---------------
                                                 $     3,849,888    $     1,213,463    $        99,839
                                                 ===============    ===============    ===============
Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...................................   $ 3,290,867,277    $ 1,021,063,333    $    80,421,686
Shares outstanding ...........................       418,696,719        100,821,678         19,832,691
Net asset value per share ....................   $          7.86    $         10.13    $          4.06

Advisor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...................................   $   205,482,833    $       244,248    $       815,321
Shares outstanding ...........................        26,228,430             24,296            202,523
Net asset value per share ....................   $          7.83    $         10.05    $          4.03

Institutional Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...................................   $   353,399,458    $   192,155,455    $    18,602,420
Shares outstanding ...........................        44,845,439         18,878,477          4,561,911
Net asset value per share ....................   $          7.88    $         10.18    $          4.08

C Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...................................   $       138,307                N/A               --
Shares outstanding ...........................            17,685                N/A               --
Net asset value per share ....................   $          7.82                N/A               --

                                              See Notes to Financial Statements

30     1-800-345-2021                See Glossary for a Definition of the Table

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    (Continued)

                                                   GLOBAL         INTERNATIONAL
                                                   GROWTH         OPPORTUNITIES
                                                   ------         -------------
NOVEMBER 30, 2001
================================================================================

ASSETS                                             (In Thousands)

Investment securities, at value
  (identified cost of $239,900 and
  $5,664, respectively) (Note 3) ..........   $     258,419    $       6,588

Cash ......................................           3,524               52

Foreign currency holdings, at value
  (identified cost of $1,077 and
  $79, respectively) ......................           1,077               79

Receivable for investments sold ...........          15,794              172

Receivable for capital shares sold ........               3               --

Dividends, interest and other receivable ..             447                6
                                              -------------    -------------
                                                    279,264            6,897
                                              -------------    -------------

LIABILITIES

Payable for investments purchased .........           2,040              318

Accrued management fees (Note 2) ..........             292               10
                                              -------------    -------------
                                                      2,332              328
                                              -------------    -------------
Net Assets ................................   $     276,932    $       6,569
                                              =============    =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ...   $     343,859    $       6,612

Accumulated net realized loss on investment
  and foreign currency transactions .......         (85,437)            (967)

Net unrealized appreciation on investments
  and translation of assets and liabilities
  in foreign currencies (Note 3) ..........          18,510              924
                                              -------------    -------------
                                              $     276,932    $       6,569
                                              =============    =============

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ................................   $ 272,401,980    $   6,569,392
Shares outstanding ........................      44,099,472        1,349,539
Net asset value per share .................   $        6.18    $        4.87

Advisor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ................................   $     623,221              N/A
Shares outstanding ........................         101,146              N/A

Net asset value per share .................   $        6.16              N/A

Institutional Class, $0.01 Par Value
  ($ and shares in full)
Net assets ................................   $   3,906,620               --
Shares outstanding ........................         630,682               --
Net asset value per share .................   $        6.19               --

C Class, $0.01 Par Value
  ($ and shares in full)
Net assets ................................              --              N/A
Shares outstanding ........................              --              N/A
Net asset value per share .................              --              N/A

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    31

Statement of Operations
-----------------------------------------------------------------------------------------

                                                INTERNATIONAL  INTERNATIONAL     EMERGING
                                                   GROWTH        DISCOVERY        MARKETS
                                                   ------        ---------        -------
YEAR ENDED NOVEMBER 30, 2001
==========================================================================================

INVESTMENT INCOME (LOSS)                                          (In Thousands)

Income:

Dividends (including $34 from affiliates
  (Note 5) for International Discovery, and
  net of foreign taxes withheld of $8,030,
  $2,450, and $225, respectively) ..........   $    56,350    $    15,755    $     1,692
Interest ...................................        18,999          6,703            133
Securities lending .........................           944          1,018              8
                                               -----------    -----------    -----------
                                                    76,293         23,476          1,833
                                               -----------    -----------    -----------
Expenses (Note 2):

Management fees ............................        53,552         21,507          2,080
Distribution fees - Advisor Class ..........           516              1              1
Service fees - Advisor Class ...............           516              1              1
Directors' fees and expenses ...............            55             17              1
                                               -----------    -----------    -----------
                                                    54,639         21,526          2,083
                                               -----------    -----------    -----------
Net investment income (loss) ...............        21,654          1,950           (250)
                                               -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized loss on:

Investment transactions (including $1,806
  from affiliates (Note 5) for
  International Discovery) .................      (665,801)       (95,277)       (18,052)

Foreign currency transactions (net of
  foreign taxes withheld of $279, $3, and
  $132, respectively) ......................      (173,200)       (46,256)        (7,603)
                                               -----------    -----------    -----------
                                                  (839,001)      (141,533)       (25,655)
                                               -----------    -----------    -----------
Change in net unrealized appreciation on:

Investments (net of foreign taxes accrued
  of $0, $(509), and $43, respectively) ....      (561,953)      (251,518)        11,416

Translation of assets and liabilities
  in foreign currencies ....................       140,717         44,365          3,055
                                               -----------    -----------    -----------
                                                  (421,236)      (207,153)        14,471
                                               -----------    -----------    -----------
Net realized and unrealized loss ...........    (1,260,237)      (348,686)       (11,184)
                                               -----------    -----------    -----------
Net Decrease in Net Assets
  Resulting from Operations ................   $(1,238,583)   $  (346,736)   $   (11,434)
                                               ===========    ===========    ===========

                                              See Notes to Financial Statements

32       1-800-345-2021              See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------
                                                                    (Continued)

                                                GLOBAL    INTERNATIONAL
                                                GROWTH    OPPORTUNITIES(1)
                                                ------    ----------------

YEAR ENDED NOVEMBER 30, 2001 (EXCEPT AS NOTED)
================================================================================

INVESTMENT LOSS                                       (In Thousands)

Income:

Dividends (net of foreign taxes withheld
  of $333 and $3, respectively) ............   $  3,306    $     26
Interest ...................................        893           8
Securities lending .........................         95          --
                                               --------    --------
                                                  4,294          34
                                               --------    --------

Expenses (Note 2):

Management fees ............................      4,474          54
Distribution fees - Advisor Class ..........          3          --
Service fees - Advisor Class ...............          3          --
Directors' fees and expenses ...............          4          --
                                               --------    --------
                                                  4,484          54
                                               --------    --------
Net investment loss ........................       (190)        (20)
                                               --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized gain (loss) on:

Investment transactions ....................    (65,704)     (1,010)

Foreign currency transactions (net of
  foreign taxes withheld of $12 and
  $0, respectively) ........................    (11,466)         49
                                               --------    --------
                                                (77,170)       (961)
                                               --------    --------

Change in net unrealized appreciation on:

Investments ................................    (25,896)        920

Translation of assets and liabilities
  in foreign currencies ....................     10,404           4
                                               --------    --------
                                                (15,492)        924
                                               --------    --------
Net realized and unrealized loss ...........    (92,662)        (37)
                                               --------    --------
Net Decrease in Net Assets
  Resulting from Operations ................   $(92,852)   $    (57)
                                               ========    ========

(1)  For the Period June 1, 2001 (inception) through November 30, 2001.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    33

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED NOVEMBER 30, 2001 AND NOVEMBER 30, 2000

Increase (Decrease) in Net Assets

                                           INTERNATIONAL GROWTH       INTERNATIONAL DISCOVERY            EMERGING MARKETS
                                           --------------------       -----------------------            ----------------

                                           2001           2000          2001           2000             2001           2000
===========================================================================================================================

OPERATIONS
(In Thousands)

Net investment income (loss) ......   $    21,654    $    (7,674)   $     1,950    $   (14,440)   $      (250)   $    (1,293)

Net realized gain (loss) ..........      (839,001)       577,033       (141,533)       184,635        (25,655)          (311)

Change in net unrealized
 appreciation .....................      (421,236)      (880,019)      (207,153)      (284,374)        14,471        (29,793)
                                      -----------    -----------    -----------    -----------    -----------    -----------
Net decrease in net assets
  resulting from operations .......    (1,238,583)      (310,660)      (346,736)      (114,179)       (11,434)       (31,397)
                                      -----------    -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ..................          --           (1,386)          --             --             --             --
  Advisor Class ...................          --             --             --             --             --             --
  Institutional Class .............          --             (348)          --             --             --             --

From net realized gains:
  Investor Class ..................      (487,258)      (206,127)      (155,159)       (84,601)          --             --
  Advisor Class ...................       (20,215)        (3,481)           (53)            (5)          --             --
  Institutional Class .............       (41,244)        (7,788)       (25,089)       (11,177)          --             --

In excess of net realized gains:
  Investor Class ..................      (147,503)          --          (16,142)          --           (2,781)          --
  Advisor Class ...................        (6,119)          --               (5)          --               (9)          --
  Institutional Class .............       (12,486)          --           (2,610)          --             (782)          --
                                      -----------    -----------    -----------    -----------    -----------    -----------
Decrease in net assets from
 distributions ....................      (714,825)      (219,130)      (199,058)       (95,783)        (3,572)          --
                                      -----------    -----------    -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease)
  in net assets from capital
  share transactions ..............       795,345      1,642,490        (61,053)       439,370         16,024         31,209
                                      -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in
  net assets ......................    (1,158,063)     1,112,700       (606,847)       229,408          1,018           (188)

NET ASSETS

Beginning of period ...............     5,007,951      3,895,251      1,820,310      1,590,902         98,821         99,009
                                      -----------    -----------    -----------    -----------    -----------    -----------
End of period .....................   $ 3,849,888    $ 5,007,951    $ 1,213,463    $ 1,820,310    $    99,839    $    98,821
                                      ===========    ===========    ===========    ===========    ===========    ===========
Undistributed net investment
  income ..........................   $    14,007           --             --      $       395           --      $        82
                                      ===========    ===========    ===========    ===========    ===========    ===========

                                              See Notes to Financial Statements

34        1-800-345-2021             See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED NOVEMBER 30, 2001 AND NOVEMBER 30, 2000 (EXCEPT AS NOTED)

Increase (Decrease) in Net Assets

                                                    GLOBAL GROWTH           INTERNATIONAL OPPORTUNITIES
                                                    -------------           ---------------------------

                                                 2001            2000                   2001(1)

========================================================================================================

OPERATIONS                                   (In Thousands)

Net investment loss ......................   $   (190)        $   (2,153)             $    (20)
Net realized gain (loss) .................    (77,170)            25,055                  (961)
Change in net unrealized appreciation ....    (15,492)           (26,858)                  924
                                          --------------     ---------------        ------------
Net decrease in net assets
  resulting from operations ..............    (92,852)            (3,956)                  (57)
                                          --------------     ---------------        ------------
========================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:
  Investor Class .........................    (22,179)           (11,989)                   --
  Advisor Class ..........................        (16)                (5)                   --
  Institutional Class ....................       (280)                --                    --

In excess of net realized gains:
  Investor Class .........................     (8,451)                --                    --
  Advisor Class ..........................         (6)                --                    --
  Institutional Class ....................       (106)                --                    --
                                          --------------     ---------------        ------------
Decrease in net assets
  from distributions .....................    (31,038)           (11,994)                   --
                                          --------------     ---------------        ------------
========================================================================================================

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease)
  in net assets from
  capital share transactions ............     (17,200)            200,037                6,626
                                          --------------     ---------------        ------------
Net increase (decrease) in net assets ...    (141,090)            184,087                6,569
========================================================================================================

NET ASSETS

Beginning of period .....................     418,022            233,935                    --
                                          --------------     ---------------        ------------
End of period ...........................    $276,932           $418,022                $6,569
                                          ==============     ===============        ============

(1)  For the Period June 1, 2001 (inception) through November 30, 2001.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    35

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Growth Fund (International
Growth), International Discovery Fund (International Discovery), Emerging
Markets Fund (Emerging Markets), Global Growth Fund (Global Growth) and
International Opportunities Fund (International Opportunities) (the funds) are five of the funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objectives are to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Global Growth seeks to achieve its investment objective by investing in U.S. and foreign equity securities of issuers in developed countries. International Opportunities seeks to achieve its investment objective by investing in foreign equity securities of smaller market capitalization companies in developed countries or emerging market countries. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- International Growth, Emerging Markets, and Global Growth
are authorized to issue the following classes of shares: the Investor Class, the
Advisor Class, the Institutional Class, and the C Class. International Discovery
is authorized to issue the following classes of shares: the Investor Class, the
Advisor Class, and the Institutional Class. International Opportunities is
authorized to issue the following classes of shares: the Investor Class and the
Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class for International Growth commenced June 4, 2001.
Sale of the C Class for Emerging Markets and Global Growth had not commenced as of November 30, 2001. International Opportunities commenced operations as of
June 1, 2001 with the sale of the Investor Class. Sale of the Institutional
Class for International Opportunities had not commenced as of November 30, 2001.

    SECURITY VALUATIONs -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Certain countries impose taxes on realized gains on the sale of their securities. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain
(loss) on investment transactions and net unrealized appreciation (depreciation)
on investments, respectively.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded on an accrual basis.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge each fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward contracts at November 30, 2001.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT - Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund along with other registered investment companies having

36    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    On December 14, 2001, International Growth declared and paid a per-share distribution to shareholders of record on that date. The distributions from net investment income were $0.0311, $0.0117, and $0.0472 for the Investor, Advisor,
and Institutional Classes, respectively.

    At November 30, 2001, International Growth, International Discovery,
Emerging Markets, Global Growth and International Opportunities had accumulated net realized capital loss carryovers for federal income tax purposes of
$880,802,280, $128,430,033, $26,774,355, $80,277,883, and $891,111, respectively
(expiring in 2009) which may be used to offset future taxable gains.

    International Growth, International Discovery, Emerging Markets, Global
Growth and International Opportunities have elected to treat $67,198,747,
$10,746,422, $75,104, $2,543,874, and $33,622, respectively, of net capital and currency losses incurred in the one-month period ended November 30, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those  directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary  expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro-rata share of each fund's average daily closing net assets during the previous month.

    The annual management fee for the Investor and Institutional Classes of
International Opportunities is 2.00% and 1.80%,  respectively. Following are the management fee schedules for the remaining funds:

    The annual management fee for each class of International Growth is as follows:

                             INVESTOR     ADVISOR     INSTITUTIONAL       C
                               CLASS       CLASS          CLASS         CLASS
                               -----       -----          -----         -----
===============================================================================
FUND AVERAGE NET ASSETS
First $1 billion ............. 1.50%       1.25%          1.30%         1.50%
Of the next $1 billion ....... 1.20%       0.95%          1.00%         1.20%
Over $2 billion .............. 1.10%       0.85%          0.90%         1.10%

    The annual management fee for each class of International Discovery is as follows:

                                   INVESTOR       ADVISOR     INSTITUTIONAL
                                     CLASS         CLASS          CLASS
                                     -----         -----          -----
===============================================================================
FUND AVERAGE NET ASSETS
First $500 million ................. 1.75%         1.50%          1.55%
Of the next $500 million ........... 1.40%         1.15%          1.20%
Over $1 billion .................... 1.20%         0.95%          1.00%

                                             www.americancentury.com        37

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

  The annual management fee for each class of Emerging Markets is as follows:

                             INVESTOR     ADVISOR     INSTITUTIONAL       C
                               CLASS       CLASS          CLASS         CLASS
                               -----       -----          -----         -----
===============================================================================
FUND AVERAGE NET ASSETS
First $500 million ........... 2.00%       1.75%          1.80%         2.00%
Of the next $500 million ..... 1.50%       1.25%          1.30%         1.50%
Over $1 billion .............. 1.25%       1.00%          1.05%         1.25%

    The annual management fee for each class of Global Growth is as follows:

                             INVESTOR     ADVISOR     INSTITUTIONAL       C
                               CLASS       CLASS          CLASS         CLASS
                               -----       -----          -----         -----
===============================================================================
FUND AVERAGE NET ASSETS
First $1 billion ............. 1.30%       1.05%          1.10%         1.30%
Of the next $1 billion ....... 1.15%       0.90%          0.95%         1.15%
Over $2 billion .............. 1.05%       0.80%          0.85%         1.05%

       DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a
Master Distribution and Shareholder Services Plan for the Advisor Class and a
Master Distribution and Individual Shareholder Services Plan for the C Class
(collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds.
The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans by the Advisor Class during the year ended November 30, 2001, are detailed in the Statement of
Operations. Fees incurred by International Growth's C Class for the year ended November 30, 2001, were not significant to the class. No fees were incurred for the C Class of Emerging Markets and Global Growth because the
C Class had not commenced operations.

       RELATED PARTIES -- The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc.
(JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM).
JPM is an equity investor in American Century Companies, Inc. (ACC).
The funds have a bank line of credit agreement with JPM (See Note 7). The funds have a securities lending agreement with Chase Manhattan Bank (Chase)
(See Note 6). Chase is a wholly owned subsidiary of JPM.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

38    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

3. INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended November 30, 2001, were as follows:

                       INTERNATIONAL  INTERNATIONAL   EMERGING     GLOBAL  INTERNATIONAL
                           GROWTH       DISCOVERY     MARKETS      GROWTH  OPPORTUNITIES
                           ------       ---------     -------      ------  -------------
========================================================================================
                                                   (In Thousands)

Purchases ............... $8,013,594    $2,451,846    $336,780     $755,174    $14,296

========================================================================================
                                                   (In Thousands)

Proceeds from sales ..... $7,362,819    $2,520,017    $324,445     $793,905    $ 7,766

     On November 30, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

========================================================================================
                                                   (In Thousands)

Appreciation. ............ $ 194,017      $185,089      $9,939      $22,591       $951
Depreciation .............  (160,710)      (41,552)     (1,913)      (6,701)       (70)
                          ------------  ------------  ----------  -----------  ---------
Net ...................... $  33,307      $143,537      $8,026      $15,890       $881
                          ============  ============  ==========  ===========  =========
Federal Tax Cost ........ $3,752,971    $1,039,789     $85,151     $242,529     $5,707
                          ============  ============  ==========  ===========  =========

                                              www.americancentury.com        39

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                              INTERNATIONAL GROWTH   INTERNATIONAL DISCOVERY    EMERGING MARKETS
                               SHARES      AMOUNT      SHARES       AMOUNT     SHARES      AMOUNT
                               ------      ------      ------       ------     ------      ------

====================================================================================================

INVESTOR CLASS                                           (In Thousands)

Year ended November 30, 2001

Shares Authorized ..........  900,000                  400,000                   50,000
                             =========                ==========               ==========
Sold .......................  516,626   $ 4,768,910      7,274    $   86,411     48,267    $209,448
Issued in reinvestment
  of distributions .........   47,617       506,189     12,292       158,931        571       2,678
Redeemed ................... (515,437)   (4,720,716)   (29,030)     (330,405)   (45,510)   (196,804)
                             ---------  ------------  ----------  -----------  ---------  ----------
Net increase (decrease) ....   48,806   $   554,383     (9,464)   $  (85,063)     3,328    $ 15,322
                             =========  ============  ==========  ===========  =========  ==========

Year ended November 30, 2000

Shares Authorized ..........  700,000                  250,000                   50,000
                             =========                ==========               ==========
Sold .......................  443,376   $ 6,156,106     95,086   $ 1,732,937     33,584    $221,776
Issued in reinvestment
  of distributions .........   13,028       174,814      4,876        79,167         --          --
Redeemed ................... (370,848)   (5,131,916)   (82,328)   (1,477,434)   (31,733)   (202,566)
                             ---------  ------------  ----------  -----------  ---------  ----------
Net increase ...............   85,556   $ 1,199,004     17,634   $   334,670      1,851    $ 19,210
                             =========  ============  ==========  ===========  =========  ==========
====================================================================================================

ADVISOR CLASS                                            (In Thousands)

Year ended November 30, 2001

Shares Authorized ..........   75,000                    5,000                   12,500
                             =========                ==========               ==========
Sold .......................   51,767      $462,609         11         $ 132        647      $2,759
Issued in reinvestment
  of distributions .........    2,271        24,141          4            58          2           8
Redeemed ...................  (42,888)     (379,100)       (27)         (311)      (492)     (2,153)
                             ---------  ------------  ----------  -----------  ---------  ----------
Net increase (decrease) ....   11,150      $107,650        (12)        $(121)       157      $  614
                             =========  ============  ==========  ===========  =========  ==========

Year ended November 30, 2000

Shares Authorized ..........   25,000                    5,000                   12,500
                             =========                ==========               ==========
Sold .......................   25,892     $ 361,491         35         $ 661        733      $5,581
Issued in reinvestment
  of distributions .........      240         3,225         --             5         --          --
Redeemed ...................  (15,772)     (218,215)        (3)          (57)      (713)     (5,403)
                             ---------  ------------  ----------  -----------  ---------  ----------
Net increase ...............   10,360     $ 146,501         32         $ 609         20      $  178
                             =========  ============  ==========  ===========  =========  ==========
====================================================================================================

INSTITUTIONAL CLASS                                      (In Thousands)

Year ended November 30, 2001

Shares Authorized ..........  100,000                   50,000                   12,500
                             =========                ==========               ==========
Sold .......................   46,033      $410,044      9,293      $109,912      1,229      $5,413
Issued in reinvestment
  of distributions .........    4,635        49,267      2,137        27,699        166         782
Redeemed ...................  (36,572)     (326,144)   (10,152)     (113,480)    (1,374)     (6,107)
                             ---------  ------------  ----------  -----------  ---------  ----------
Net increase ...............   14,096      $133,167      1,278      $ 24,131         21      $   88
                             =========  ============  ==========  ===========  =========  ==========

Year ended November 30, 2000

Shares Authorized ..........   75,000                   50,000                   12,500
                             =========                ==========               ==========
Sold .......................   38,509     $ 543,237     11,937     $ 216,261     10,429     $69,312
Issued in reinvestment
  of distributions .........      582         7,853        680        11,091         --          --
Redeemed ...................  (18,461)     (254,105)    (6,971)     (123,261)    (8,821)    (57,491)
                             ---------  ------------  ----------  -----------  ---------  ----------
Net increase ...............   20,630     $ 296,985      5,646     $ 104,091      1,608     $11,821
                             =========  ============  ==========  ===========  =========  ==========
====================================================================================================

C CLASS                                                  (In Thousands)

Period ended November 30, 2001(1)

Shares Authorized ..........   50,000                      N/A                   12,500
                             =========                ==========               ==========
Sold .......................       18          $145
                             =========  ============

(1)  June 4, 2001 (commencement of sale) through November 30, 2001 for International Growth.

40        1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                   GLOBAL GROWTH            INTERNATIONAL OPPORTUNITIES
                                               SHARES          AMOUNT          SHARES          AMOUNT
                                               ------          ------          ------          ------
========================================================================================================

INVESTOR CLASS                                                       (In Thousands)

Year ended November 30, 2001(1)

Shares Authorized .........................   135,000                          250,000
                                            ===========                      ===========
Sold ......................................    93,648        $667,575            1,388         $6,793
Issued in reinvestment of distributions ...     3,579          29,565               --             --
Redeemed ..................................  (100,379)       (715,489)             (38)          (167)
                                            ------------   ------------      ------------   ------------
Net increase (decrease) ...................    (3,152)      $ (18,349)           1,350         $6,626
                                            ============   ============      ============   ============

Year ended November 30, 2000

Shares Authorized .........................   135,000
                                            ===========
Sold ......................................    83,150        $771,918
Issued in reinvestment of distributions ...     1,224          11,806
Redeemed ..................................   (65,208)       (589,533)
                                            ------------   ------------
Net increase ..............................    19,166        $194,191
                                            ============   ============
========================================================================================================
ADVISOR CLASS                                                        (In Thousands)

Year ended November 30, 2001

Shares Authorized .........................    10,000                              N/A
                                            ===========                      ===========
Sold ......................................     5,395         $39,591
Issued in reinvestment of distributions ...         3              22
Redeemed ..................................    (5,332)        (38,965)
                                            ------------   ------------
Net increase ..............................        66         $   648
                                            ============   ============

Year ended November 30, 2000

Shares Authorized

Sold ......................................     1,882         $18,513
Issued in reinvestment of distributions ...         0               4
Redeemed ..................................    (1,861)        (18,332)
                                            ------------   ------------
Net increase ..............................        21         $   185
                                            ============   ============
========================================================================================================
INSTITUTIONAL CLASS                                                  (In Thousands)

Year ended November 30, 2001

Shares Authorized .........................    10,000                           50,000
                                            ============                     ===========
Sold ......................................       304         $ 2,202
Issued in reinvestment of distributions ...        47             386
Redeemed ..................................      (302)         (2,087)
                                            ------------   ------------
Net increase ..............................        49         $   501
                                            ============   ============

Period ended November 30, 2000(2)

Shares Authorized .........................    10,000
                                            ===========
Sold ......................................       632         $ 6,142
Issued in reinvestment of distributions ...        --              --
Redeemed ..................................       (50)           (481)
                                            ------------   ------------
Net increase ..............................       582         $ 5,661
                                            ============   ============
========================================================================================================
C CLASS                                                              (In Thousands)

Year ended November 30, 2001

Shares Authorized .........................    10,000                              N/A
                                            ============                     ===========

(1) June 1, 2001 (inception) through November 30, 2001 for International
Opportunities.

(2) August 1, 2000 (commencement of sale) through November 30, 2000 for Global
Growth.

                                                  www.americancentury.com    41

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001

5. AFFILIATED COMPANY TRANSACTIONS

    A summary of transactions for each issuer which is or was an affiliate at or during the year ended November 30, 2001, follows:

                      SHARE BALANCE   PURCHASE    SALES     REALIZED    DIVIDEND         NOVEMBER 30, 2001
FUND/ISSUER             11/30/00        COST      COST     GAIN (LOSS)   INCOME    SHARE BALANCE   MARKET VALUE
===============================================================================================================
International
Discovery                                  ($ in Thousands)

Humax Co. Ltd.(1)        543,849       $19,017    $14,747    $2,660       $34         656,948        $15,362

Samyoung Heat
Exchanger
Co. Ltd.(1)(2)                --         9,896      5,815      (854)       --         200,306          4,044
                                     ----------  ---------  --------    -------                     ---------
                                       $28,913    $20,562    $1,806       $34                        $19,406
                                     ==========  =========  ========    =======                     =========

(1) Issuer was not an affiliate at November 30, 2001.

(2) Non-income producing.

6. SECURITIES LENDING

    At November 30, 2001, securities in International Growth, International
Discovery, Emerging Markets, Global Growth, and International Opportunities
valued at $295,310,931, $147,614,309, $6,592,104, $23,313,694, and $401,305,
respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Securities received as collateral, at this date, were valued at
$307,923,774, $152,814,920, $6,771,300, $24,175,690, and $408,138, respectively.
The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

7. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$520,000,000 unsecured bank line of credit agreement with JPM. Effective
December 19, 2001, the bank line of credit was renewed at $650,000,000.  The funds may borrow money for  temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended
November 30, 2001.

42    1-800-345-2021

International Growth--Financial Highlights
--------------------------------------------------------------------------------

                  For a Share Outstanding Throughout the Years Ended November 30

                                                                       Investor Class
                                                 2001          2000          1999          1998          1997
==================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......    $12.05       $13.02         $9.25         $9.22          $8.73
                                             -----------   ----------   -----------   ------------    ------------
Income From Investment Operations

  Net Investment Income (Loss)(1) ..........     0.04         (0.02)        (0.01)         0.03             --(2)

  Net Realized and Unrealized Gain (Loss) ..    (2.50)        (0.22)         3.95          1.31           1.41
                                             -----------   ----------   -----------   ------------    ------------
  Total From Investment Operations .........    (2.46)        (0.24)         3.94          1.34           1.41
                                             -----------   ----------   -----------   ------------    ------------
Distributions

  From Net Investment Income ...............       --         (0.01)        (0.02)        (0.03)            --

  From Net Realized Gains ..................    (1.33)        (0.72)        (0.15)        (1.28)         (0.92)

  In Excess of Net Realized Gains ..........    (0.40)           --            --           --              --
                                             -----------   ----------   -----------   ------------    ------------
  Total Distributions ......................    (1.73)        (0.73)        (0.17)        (1.31)         (0.92)
                                             -----------   ----------   -----------   ------------    ------------
Net Asset Value, End of Period .............    $7.86        $12.05        $13.02         $9.25          $9.22
                                             ===========   ==========   ===========   ============    ============
  Total Return( (3)) .......................   (24.18)%       (2.47)%       43.22%        16.74%         18.12%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................      1.21%         1.20%        1.27%         1.33%          1.38%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets ...............      0.48%       (0.16)%      (0.06)%         0.33%          0.04%

Portfolio Turnover Rate ....................       178%          116%         117%          190%           163%

Net Assets, End of Period (in thousands) ... $3,290,867    $4,455,433   $3,701,903    $2,448,162     $1,728,617

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% for the year ended November 30, 1997.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    43

International Growth--Financial Highlights
--------------------------------------------------------------------------------

                 For a Share Outstanding Throughout the Years Ended November 30

                                                                           Advisor Class
                                                  2001         2000          1999          1998         1997
=================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......    $12.02       $12.99         $9.24         $9.20         $8.72
                                             -----------   ----------   -----------   ------------   ------------
Income From Investment Operations

  Net Investment Income (Loss)(1) ..........      0.02        (0.05)        (0.04)        --(2)         (0.03)

  Net Realized and Unrealized Gain (Loss) ..     (2.51)       (0.23)         3.94          1.33          1.43
                                             -----------   ----------   -----------   ------------   ------------
  Total From Investment Operations .........     (2.49)       (0.28)         3.90          1.33          1.40
                                             -----------   ----------   -----------   ------------   ------------

Distributions

  From Net Investment Income ...............        --         --(2)        --(2)         (0.01)          --

  From Net Realized Gains ..................     (1.30)       (0.69)        (0.15)        (1.28)        (0.92)

  In Excess of Net Realized Gains ..........     (0.40)          --           --           --             --
                                             -----------   ----------   -----------   ------------   ------------
  Total Distributions ......................     (1.70)       (0.69)        (0.15)        (1.29)        (0.92)
                                             -----------   ----------   -----------   ------------   ------------
Net Asset Value, End of Period .............     $7.83       $12.02        $12.99         $9.24         $9.20
                                             ===========   ==========   ===========   ============   ============
  Total Return(3) ..........................    (24.45)%      (2.72)%       42.86%        16.58%        17.97%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ....................       1.46%       1.45%         1.52%         1.58%         1.63%

Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................       0.23%     (0.41)%       (0.31)%         0.08%       (0.21)%

Portfolio Turnover Rate ....................        178%        116%          117%          190%          163%

Net Assets, End of Period (in thousands) ...    $205,483    $181,263       $61,317       $21,635        $9,111

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                              See Notes to Financial Statements

44       1-800-345-2021              See Glossary for a Definition of the Table

International Growth--Financial Highlights
--------------------------------------------------------------------------------

  For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                       Institutional Class

                                                 2001          2000          1999          1998          1997(1)
==================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......   $12.07        $13.05         $9.28         $9.22         $9.26
                                             -----------   ----------   -----------   ------------   -------------
Income From Investment Operations

  Net Investment Income(2) .................     0.06          0.01          --(3)         0.05          --(3)

  Net Realized and Unrealized Gain (Loss) ..    (2.50)        (0.24)         3.96          1.32         (0.04)
                                             -----------   ----------   -----------   ------------   -------------
  Total From Investment Operations .........    (2.44)        (0.23)         3.96          1.37         (0.04)
                                             -----------   ----------   -----------   ------------   -------------

Distributions

  From Net Investment Income ...............       --         (0.03)        (0.04)        (0.03)           --

  From Net Realized Gains ..................    (1.35)        (0.72)        (0.15)        (1.28)           --

  In Excess of Net Realized Gains ..........    (0.40)          --           --             --             --
                                             -----------   ----------   -----------   ------------   -------------
  Total Distributions ......................    (1.75)        (0.75)        (0.19)        (1.31)           --
                                             -----------   ----------   -----------   ------------   -------------
Net Asset Value, End of Period .............    $7.88        $12.07        $13.05         $9.28         $9.22
                                             ===========   ==========   ===========   ============   =============
  Total Return(4) ..........................   (23.96)%       (2.35)%       43.40%        17.14%        (0.43)%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ....................      1.01%         1.00%        1.07%         1.13%          1.18%(5)

Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................      0.68%         0.04%        0.14%         0.53%        (0.53)%(5)

Portfolio Turnover Rate ....................       178%          116%         117%          190%           163%(6)

Net Assets, End of Period (in thousands) ...   $353,399      $371,255     $132,031       $13,562        $18,846

(1)  November 20, 1997 (commencement of sale) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level.  Percentage indicated
was calculated for the year ended November 30, 1997.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    45

International Growth--Financial Highlights
--------------------------------------------------------------------------------
                        For a Share Outstanding Throughout the Period Indicated

                                                                       C Class
                                                                       2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .............................    $9.16
                                                                   -------------
Income From Investment Operations

  Net Investment Loss(2) .........................................    (0.04)

  Net Realized and Unrealized Loss ...............................    (1.30)
                                                                   -------------
  Total From Investment Operations ...............................    (1.34)
                                                                   -------------
Net Asset Value, End of Period ...................................    $7.82
                                                                   =============
  Total Return(3) ................................................   (14.63)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ................      2.23%(4)

Ratio of Net Investment Loss to Average Net Assets ...............    (0.99)%(4)

Portfolio Turnover Rate ..........................................       178%(5)

Net Assets, End of Period ........................................   $138,307

(1)  June 4, 2001 (commencement of sale) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level.  Percentage indicated
was calculated for the year ended November 30, 2001.

                                              See Notes to Financial Statements

46        1-800-345-2021             See Glossary for a Definition of the Table

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

                 For a Share Outstanding Throughout the Years Ended November 30

                                                                         Investor Class
                                                 2001          2000          1999          1998          1997
==================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......   $14.23        $15.20         $9.24         $8.54          $7.60
                                             -----------   ----------   -----------   ------------   -------------
Income From Investment Operations

  Net Investment Income (Loss)(1) ..........     0.01         (0.12)        (0.07)        (0.03)         (0.03)

  Net Realized and Unrealized Gain (Loss) ..    (2.54)         0.03          6.06          1.22           1.31
                                             -----------   ----------   -----------   ------------   -------------
  Total From Investment Operations .........    (2.53)        (0.09)         5.99          1.19           1.28
                                             -----------   ----------   -----------   ------------   -------------

Distributions

  From Net Investment Income ...............       --           --            --          (0.02)         (0.02)

  From Net Realized Gains ..................    (1.42)        (0.88)        (0.03)        (0.47)         (0.32)

  In Excess of Net Realized Gains ..........    (0.15)          --            --            --             --
                                             -----------   ----------   -----------   ------------   -------------
  Total Distributions ......................    (1.57)        (0.88)        (0.03)        (0.49)         (0.34)
                                             -----------   ----------   -----------   ------------   -------------
Net Asset Value, End of Period .............   $10.13        $14.23        $15.20         $9.24          $8.54
                                             ===========   ==========   ===========   ============   =============
  Total Return(2) ..........................   (20.17)%       (1.27)%       65.12%        14.79%         17.76%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ....................      1.45%         1.36%        1.55%         1.64%          1.70%(3)

Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................      0.10%       (0.64)%      (0.65)%       (0.36)%        (0.37)%

Portfolio Turnover Rate ....................       180%          113%         110%          178%           146%

Net Assets, End of Period (in thousands) ... $1,021,063    $1,568,872   $1,408,624      $781,551       $626,327

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997.  In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% for the year ended November 30, 1997.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    47

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                              Advisor Class

                                                           2001          2000          1999         1998(1)
==============================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .................   $14.17        $15.14          $9.22       $10.10
                                                       ----------   -----------   ------------   -------------
Income From Investment Operations

  Net Investment Loss(2) .............................     --(3)        (0.12)         (0.07)       (0.02)

  Net Realized and Unrealized Gain (Loss) ............    (2.55)        (0.01)          6.02        (0.86)
                                                       ----------   -----------   ------------   -------------
  Total From Investment Operations ...................    (2.55)        (0.13)         5.95         (0.88)
                                                       ----------   -----------   ------------   -------------
Distributions

  From Net Realized Gains ............................    (1.42)        (0.84)        (0.03)          --

  In Excess of Net Realized Gains ....................    (0.15)           --           --            --
                                                       ----------   -----------   ------------   -------------
  Total Distribution .................................    (1.57)        (0.84)        (0.03)          --
                                                       ----------   -----------   ------------   -------------
Net Asset Value, End of Period .......................   $10.05        $14.17        $15.14         $9.22
                                                       ==========   ===========   ============   =============
  Total Return(4) ....................................   (20.43)%       (1.53)%       64.82%        (8.71)%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....      1.70%         1.61%        1.80%          1.89%(5)

Ratio of Net Investment Loss to Average Net Assets ...    (0.15)%       (0.87)%      (0.90)%        (0.60)%(5)

Portfolio Turnover Rate ..............................       180%          113%         110%           178%(6)

Net Assets, End of Period (in thousands) .............       $244          $509          $57            $11

(1)  April 28, 1998 (commencement of sale) through November 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 1998.

                                              See Notes to Financial Statements

48        1-800-345-2021             See Glossary for a Definition of the Table

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                         Institutional Class
                                                           2001          2000         1999          1998(1)
============================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ................     $14.26       $15.24         $9.25         $8.18
                                                      -----------   -----------   ------------   -----------
Income From Investment Operations

  Net Investment Income (Loss)(2) ...................       0.04        (0.08)        (0.04)         --(3)

  Net Realized and Unrealized Gain (Loss) ...........      (2.55)        0.01          6.06         1.07
                                                      -----------   -----------   ------------   -----------
  Total From Investment Operations ..................      (2.51)       (0.07)         6.02         1.07
                                                      -----------   -----------   ------------   -----------
Distributions

  From Net Realized Gains ...........................      (1.42)       (0.91)        (0.03)          --

  In Excess of Net Realized Gains ...................      (0.15)         --            --            --
                                                      -----------   -----------   ------------   -----------
  Total Distributions ...............................      (1.57)       (0.91)        (0.03)          --
                                                      -----------   -----------   ------------   -----------
Net Asset Value, End of Period ......................     $10.18       $14.26        $15.24        $9.25
                                                      ===========   ===========   ============   ===========
  Total Return(4) ...................................     (19.97)%      (1.13)%       65.37%       13.08%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...        1.25%        1.16%        1.35%        1.44%(5)

Ratio of Net Investment Income (Loss)
  to Average Net Assets .............................        0.30%      (0.44)%      (0.45)%           --(5)

Portfolio Turnover Rate .............................         180%         113%         110%         178%(6)

Net Assets, End of Period (in thousands) ............     $192,155     $250,930     $182,222      $60,918

(1)  January 2, 1998 (commencement of sale) through November 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level.  Percentage indicated
was calculated for the year ended  November 30, 1998.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    49

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                     Investor Class
                                              2001          2000          1999          1998          1997(1)
===============================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .....   $4.68         $5.62         $3.49         $4.15         $5.00
                                         -----------   -----------   ------------   -----------   -------------

Income From Investment Operations

  Net Investment Loss(2) .................   (0.02)        (0.06)        (0.01)         --(3)        (0.01)

  Net Realized and Unrealized Gain (Loss) .  (0.43)        (0.88)         2.14         (0.66)        (0.84)
                                         -----------   -----------   ------------   -----------   -------------
  Total From Investment Operations ......    (0.45)        (0.94)         2.13         (0.66)        (0.85)
                                         -----------   -----------   ------------   -----------   -------------

Distributions

  In Excess of Net Realized Gains ......     (0.17)          --            --            --            --
                                         -----------   -----------   ------------   -----------   -------------
Net Asset Value, End of Period .........     $4.06         $4.68         $5.62         $3.49         $4.15
                                         ===========   ===========   ============   ===========   =============
  Total Return(4) ......................    (10.28)%      (16.73)%       61.03%       (15.90)%      (17.00)%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets .................      2.00%         2.00%        2.00%          2.00%         2.00%(5)

Ratio of Net Investment Loss
  to Average Net Assets .................    (0.27)%       (0.88)%      (0.33)%        (0.03)%       (0.74)%(5)

Portfolio Turnover Rate .................       326%          196%         168%           270%           36%

Net Assets, End of Period
  (in thousands) ........................    $80,422       $77,279      $82,359        $21,124       $11,830

(1)  September 30, 1997 (inception) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

                                              See Notes to Financial Statements

50        1-800-345-2021             See Glossary for a Definition of the Table

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                             Advisor Class
                                                                    2001          2000        1999(1)
======================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .........................   $4.66         $5.61         $4.44
                                                              ------------   -----------   -----------
Income From Investment Operations

  Net Investment Loss(2) .....................................   (0.04)        (0.08)         --(3)

  Net Realized and Unrealized Gain (Loss) ....................   (0.42)        (0.87)         1.17
                                                              ------------   -----------   -----------
  Total From Investment Operations ...........................   (0.46)        (0.95)         1.17
                                                              ------------   -----------   -----------
Distributions

  In Excess of Net Realized Gains ............................   (0.17)           --            --
                                                              ------------   -----------   -----------
Net Asset Value, End of Period ...............................   $4.03         $4.66         $5.61
                                                              ============   ===========   ===========
  Total Return(4) ............................................  (10.32)%      (16.93)%       26.35%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............     2.25%         2.25%        2.25%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets ..   (0.52)%       (1.13)%        0.02%(5)

Portfolio Turnover Rate ......................................      326%          196%         168%(6)

Net Assets, End of Period (in thousands) .....................      $815          $212         $143

(1)  May 12, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level.  Percentage indicated
was calculated for the year ended November 30, 1999.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    51

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                       Institutional Class
                                                              2001          2000         1999(1)
===================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ...................     $4.70         $5.63          $3.39
                                                         ------------   -----------    ------------
Income From Investment Operations

  Net Investment Loss(2) ...............................     (0.01)        (0.05)          --(3)

  Net Realized and Unrealized Gain (Loss) ..............     (0.44)        (0.88)          2.24
                                                         ------------   -----------    ------------
  Total From Investment Operations .....................     (0.45)        (0.93)          2.24
                                                         ------------   -----------    ------------

Distributions

  In Excess of Net Realized Gains ......................     (0.17)           --             --
                                                         ------------   -----------    ------------
Net Asset Value, End of Period .........................     $4.08         $4.70          $5.63
                                                         ============   ===========   =============
  Total Return(4) ......................................    (10.01)%      (16.52)%        66.08%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .......      1.80%         1.80%         1.80%(5)

Ratio of Net Investment Loss to Average Net Assets ......    (0.07)%       (0.68)%       (0.05)%(5)

Portfolio Turnover Rate .................................       326%          196%          168%(6)

Net Assets, End of Period (in thousands) ................    $18,602       $21,330       $16,507

(1)  January 28, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 1999.

                                              See Notes to Financial Statements

52        1-800-345-2021             See Glossary for a Definition of the Table

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                      Investor Class
                                                             2001          2000          1999(1)
=================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ...................    $8.73         $8.33          $5.00
                                                         ------------   -----------   -----------
Income From Investment Operations

  Net Investment Loss(2) ...............................     --(3)        (0.05)         (0.01)

  Net Realized and Unrealized Gain (Loss) ..............    (1.90)         0.81           3.34
                                                         ------------   -----------   -----------
  Total From Investment Operations .....................    (1.90)         0.76           3.33
                                                         ------------   -----------   -----------
Distributions

  From Net Realized Gains ..............................    (0.47)        (0.36)            --

  In Excess of Net Realized Gains ......................    (0.18)          --              --
                                                         ------------   -----------   -----------
  Total Distributions ..................................    (0.65)        (0.36)            --
                                                         ------------   -----------   -----------
Net Asset Value, End of Period .........................    $6.18         $8.73          $8.33
                                                         ============   ===========   ===========
  Total Return(4) ......................................   (23.62)%        8.81%         66.60%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......      1.30%        1.30%          1.30%

Ratio of Net Investment Loss to Average Net Assets .....    (0.06)%      (0.48)%        (0.20)%

Portfolio Turnover Rate ................................       232%         123%           133%

Net Assets, End of Period (in thousands) ...............   $272,402     $412,631       $233,823

(1)  December 1, 1998 (inception) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    53

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                         Advisor Class
                                                              2001          2000         1999(1)
===================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ...................     $8.72         $8.31          $5.58
                                                         ------------   -----------   ------------
Income From Investment Operations

  Net Investment Loss(2) ...............................      --(3)        (0.06)         (0.03)

  Net Realized and Unrealized Gain (Loss) ..............     (1.93)         0.82           2.76
                                                         ------------   -----------   ------------
  Total From Investment Operations .....................     (1.93)         0.76           2.73
                                                         ------------   -----------   ------------

Distributions

  From Net Realized Gains ..............................     (0.45)        (0.35)            --

  In Excess of Net Realized Gains ......................     (0.18)           --             --
                                                         ------------   -----------   ------------
  Total Distributions ..................................     (0.63)        (0.35)            --
                                                         ------------   -----------   ------------
Net Asset Value, End of Period .........................     $6.16         $8.72          $8.31
                                                         ============   ===========   =============
  Total Return(4) ......................................    (23.97)%        8.79%         48.92%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......       1.55%        1.55%          1.55%(5)

Ratio of Net Investment Loss to Average Net Assets .....     (0.31)%      (0.73)%        (0.40)%(5)

Portfolio Turnover Rate ................................        232%         123%           133%(6)

Net Assets, End of Period (in thousands) ...............        $623         $301           $112

(1)  February 5, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 1999.

                                              See Notes to Financial Statements

54        1-800-345-2021              See Glossary for a Definition of the Table

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                     Institutional Class
                                                                    2001          2000(1)
===========================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................    $8.74         $9.73
                                                                -----------   ------------
Income From Investment Operations

  Net Investment Income (Loss)(2) .............................     0.01         (0.01)

  Net Realized and Unrealized Loss ............................    (1.90)        (0.98)
                                                                -----------   ------------
  Total From Investment Operations ............................    (1.89)        (0.99)
                                                                -----------   ------------
Distributions

  From Net Realized Gains .....................................    (0.48)           --

  In Excess of Net Realized Gains .............................    (0.18)           --
                                                                -----------   ------------
  Total Distributions .........................................    (0.66)           --
                                                                -----------   ------------
Net Asset Value, End of Period ................................    $6.19         $8.74
                                                                ===========   =============
  Total Return(3) .............................................   (23.53)%      (10.17)%
===========================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............      1.10%         1.10%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets ...      0.14%       (0.43)%(4)

Portfolio Turnover Rate .......................................       232%          123%(5)

Net Assets, End of Period (in thousands) ......................     $3,907        $5,090

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2000.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    55

International Opportunities--Financial Highlights
--------------------------------------------------------------------------------

                         FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                  Investor Class

                                                                      2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................       $5.00
                                                                    ------------
Income From Investment Operations

  Net Investment Loss(2) ......................................       (0.02)

  Net Realized and Unrealized Loss ............................       (0.11)
                                                                    ------------
  Total From Investment Operations ............................       (0.13)
                                                                    ------------
Net Asset Value, End of Period ................................       $4.87
                                                                    ============
  Total Return(3) .............................................       (2.60)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Asset ..............         2.00%(4)

Ratio of Net Investment Loss to Average Net Assets ............       (0.75)%(4)

Portfolio Turnover Rate .......................................          147%

Net Assets, End of Period (in thousands) ......................        $6,569

(1)  June 1, 2001 (inception) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                              See Notes to Financial Statements

56        1-800-345-2021             See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of International Growth Fund, International
Discovery Fund, Emerging Markets Fund, Global Growth Fund, and International
Opportunities Fund, (collectively the "Funds"), five of the funds comprising
American Century World Mutual Funds, Inc., as of November 30, 2001, and the
related statements of operations for the year then ended (June 1, 2001
(inception) through November 30, 2001 for International Opportunities Fund), the
statements of changes in net assets for the each of the two years in the period then ended (June 1, 2001 (inception) through November 30, 2001 for International
Opportunities Fund), and the financial highlights for the periods presented.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of International
Growth Fund, International Discovery Fund, Emerging Markets Fund, Global Growth
Fund, and International Opportunities Fund as of November 30, 2001, the results of their operations for the year then ended (June 1, 2001 (inception) through
November 30, 2001 for International Opportunities Fund), the changes in their net assets for each of two years in the period then ended (June 1, 2001
(inception) through November 30, 2001 for International Opportunities Fund), and
their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 11, 2002

                                                  www.americancentury.com    57

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (61)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (68)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (66)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (63)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.
-------------------------------------------------------------------------------
GALE E. SAYERS (58)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of  the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

58    1-800-345-2021

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (77)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other  ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

OFFICERS

WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and
Assistant Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
-------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller, Vice President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                  www.americancentury.com    59

Share Class, Retirement Account, and Tax Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by International Growth,
Emerging Markets, and Global Growth: Investor Class, Advisor Class,
Institutional Class, and C Class. Three classes of shares are authorized for sale by International Discovery: Investor Class, Advisor Class, and
Institutional Class. Two classes of shares are authorized for sale by
International Opportunities: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks,  broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies.  C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services, and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    As of November 30, 2001, no C Class Shares of Emerging Markets or Global
Growth had been sold.

    All classes of shares represent a pro rata interest  in the funds and generally have the same rights  and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

TAX INFORMATION FOR DISTRIBUTIONS (UNAUDITED)

    This information is provided pursuant to provisions of the Internal Revenue
Code.

    The following amounts were distributed during the fiscal year ended November
30, 2001 as capital gain dividends, all of which are designated as 20% rate gain distributions:  $597,429,623, $199,087,297, $3,572,957 and $18,950,907 by
International Growth, International Discovery, Emerging Markets, and Global
Growth, respectively.

60    1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

    American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

    In addition to these principles, each fund has its own investment policies:

    INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

    INTERNATIONAL DISCOVERY invests primarily in equity securities of companies located in foreign developed countries or emerging market countries that are small- to medium-sized at the time of purchase.

    EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located in emerging market countries or may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

    GLOBAL GROWTH invests primarily in equity securities of both U.S. and foreign companies. These companies will be primarily in developed countries.

    INTERNATIONAL OPPORTUNITIES invests primarily in equity securities of companies located in foreign developed countries or emerging market countries that are small-sized at the time of purchase.

    International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

    For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains, and losses are converted into U.S.
dollars.

    CHANGING CURRENCY VALUES MAY HAVE A SIGNIFICANT IMPACT ON THE TOTAL RETURNS
OF INTERNATIONAL STOCK FUNDS. The value of the foreign investments held by international stock funds may be reduced  or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the
U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currency buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger  foreign currency buys more dollars.)  In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

                                                  www.americancentury.com    61

Background Information
--------------------------------------------------------------------------------

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the  performance of foreign stock markets. The best known is the
EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.sm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices,
MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

     The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.sm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING
LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

     The MSCI WORLD FREE INDEX represents the performance of stocks in developed market countries (including the United States) that are available for purchase by global investors.

     The SALOMON SMITH BARNEY GLOBAL EQUITY INDEX (SSB GEI) is a float capitalization-weighted index system that includes nearly 8,700 companies in 49 countries. The SALOMON SMITH BARNEY EXTENDED MARKET INDEX (SSB EMI) defines that small capitalization stock universe. The Growth designation is based on a stock's relative magnitude of three growth characteristics: 5-year historical earnings per share growth rate;  5-year historical sales per share growth rate;
and 5-year average annual internal growth rate.

[left margin]

PORTFOLIO MANAGERS

  International Growth
       HENRIK STRABO
       MARK KOPINSKI
=========================================
  International Discovery
       MARK KOPINSKI
       BRIAN BRADY
=========================================
  Emerging Markets
       RAYMOND KONG
       MICHAEL DONNELLY, CFA
=========================================
  Global Growth
       HENRIK STRABO
       BRADLEY AMOILS
=========================================
  International Opportunities
       LYNN SCHROEDER
       TREVOR GURWICH

62    1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions  are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 43-56.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.1 billion. This is Lipper's market capitalization breakpoint as of
November 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $10.4 billion and $2.3 billion. This is Lipper's market capitalization breakpoint as of November 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of
November 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                  www.americancentury.com    63

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

64    1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of rowers]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

0201                              American Century Investment Services, Inc.
SH-ANN-28108S                     (c)2002 American Century Services Corporation

[left margin]

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962
TELECOMMUNICATIONS DEVICE FOR THE DEAF

1-800-634-4113 OR 816-444-3485
BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS

1-800-345-3533
BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[front cover]

AMERICAN CENTURY
Annual Report

[photos of rowers and financial chart]

Life Sciences
Technology

November 30, 2001

                                 [american century logo and text logo (reg.sm)]

[inside front cover]

 [left margin]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

JAMES E. STOWERS, JR., STANDING, WITH  JAMES E. STOWERS III

     The year has been a challenging one for investors in the health care and technology sectors, both of which were caught at the crosscurrents of shifting sentiment fueled by mixed economic data. Though aggressive, the Federal
Reserve's intervention to boost the  economy was not enough to break the grip of recession. Investors sought stability, and found it, in health care businesses, until the fourth quarter, when evidence emerged that recovery was on the horizon. The ensuing rotation out of health care, with its defensive appeal, in favor of technology, on the hope of handsome returns, ultimately restrained performance of both the Life Sciences and the Technology funds.

     Tragically, the period covered by this report opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to  devastate the United States, but our business community -- including your American Century investment management team -- worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

     At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page and select "Mutual Funds." From the left margin of the page, choose "Fund
List" and scroll to your fund. When you select the fund name, its "Fund Facts"
page will appear, and you can view a variety of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.          /s/James E. Stowers III
James E. Stowers, Jr.             James E. Stowers III
Founder and Chairman              Co-Chairman of the Board

[right margin]

Table of Contents

   Market Perspective .....................................................    2

LIFE SCIENCES

TECHNOLOGY

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   13
   Statement of Operations ................................................   14
   Statement of Changes
      in Net Assets .......................................................   15
   Notes to Financial
      Statements ..........................................................   16
   Financial Highlights ...................................................   20
   Independent
      Auditors' Report ....................................................   27

OTHER INFORMATION
   Management .............................................................   28
   Share Class and Retirement
      Account Information .................................................   30
   Background Information
      Investment Philosophy

                                               www.americancentury.com      1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. KIM GOODWIN, CHIEF INVESTMENT OFFICER, U.S. GROWTH EQUITIES

A VOLATILE YEAR

     A slumping economy, disappointing corporate earnings, and a national tragedy many equity combined to make the year ended November 30, 2001, a disappointment for investors. When we closed our books, the Dow Jones
Industrial Average was down 3.75%, the S&P 500 Index had declined 12.23%, and the Nasdaq Composite Index, which represents numerous growth companies, had dropped 25.45%.

     Just months earlier, September 11 had confirmed for many market observers that the weak U.S. economy had clearly entered into a recession. The wave of optimism that followed the Fed's initial five interest rate cuts in 2001 faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to occur this year.

     Nonetheless, the stock market continued a steady rebound from its September sell-off with growth stocks leading the way. After gaining more than 12% in
October, the Nasdaq Composite rose another 14% in November, while the S&P 500 was up nearly 10% for the two months.

     Some of the optimism stemmed from the lowest short-term interest rates in
40 years, making it easier for consumers to finance purchases and refinance current debt and raising hopes for increased corporate profits next year. The upbeat mood also was helped by surprisingly resilient post-September 11 consumer spending, declining business inventories, low fuel prices, and the progress of the U.S. military response in Afghanistan.

NAVIGATING TOUGH TERRAIN

     Against this backdrop, your portfolio managers continued to follow their disciplined strategy -- searching company-by-company for businesses in their respective sectors showing accelerating growth. Although both Technology and
Life Sciences declined over the difficult period, each benefited from the managers' firm commitment to their disciplines. Technology gained more than 20%
during October and November as tech companies were projected to be among the first to benefit as monetary stimuli took hold. Investors also reacted to signs that business was beginning to firm up for technology bellwethers like Microsoft and Intel.

[left margin]

"...THE WEAK U.S. ECONOMY HAD CLEARLY ENTERED INTO A RECESSION."

MARKET RETURNS
FOR THE YEAR ENDED NOVEMBER 30, 2001

S&P 500                                -12.23%
S&P MIDCAP 400                           1.74%
RUSSELL 2000                             4.82%
S&P SUPERCOMPOSITE 1500 TECHNOLOGY     -29.22%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR YEAR ENDED ENDED NOVEMBER 30, 2001

 2     1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

                                                                    (Continued)

     Meanwhile, Life Sciences outperformed its benchmark and was well ahead of the S&P 500 for the year. Our growth-oriented discipline led Life Sciences to providers of medical technology and products, whose shares performed relatively well during the period. Overall, however, the fund was buffeted by sentiment-driven volatility that made it difficult to gain traction in the uncertain environment.

EVIDENCE OF A RECOVERY

     Though uncertainty remains, we see reasons to be optimistic as we enter
2002. The Federal Reserve's monetary policy may finally be taking hold. In addition, recent economic data is beginning to show signs of strength: Personal spending continues to rise, while the manufacturing sector, though still under pressure, turned up in November for the first time in 15 months. Stocks have been led higher by economically sensitive industries such as transportation, consumer cyclicals, and technology, and investors appear to be gaining confidence in the possibility of an economic rebound.

     At the same time, we must emphasize that investor psychology is still fragile. If something goes wrong, i.e., a protracted war or negative impact on oil prices due to events in the Middle East, the recovery we're all eager to see could be pushed further into the distance.

     Whatever the future brings, your fund managers will continue to seek strong, growing companies for their portfolios.

[right margin]

"THOUGH UNCERTAINTY REMAINS, WE SEE REASONS TO BE OPTIMISTIC AS WE  NTER 2002."

MARKET RETURNS
FOR THE YEAR ENDED NOVEMBER 30, 2001

S&P 500                                -12.23%
S&P MIDCAP 400                           1.74%
RUSSELL 2000                             4.82%
S&P SUPERCOMPOSITE 1500 HEALTH CARE     -6.10%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR YEAR ENDED ENDED NOVEMBER 30, 2001

                                              www.americancentury.com      3

Life Sciences--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

              INVESTOR CLASS (INCEPTION 6/30/00)  ADVISOR CLASS (INCEPTION 11/14/00) INSTITUTIONAL CLASS (INCEPTION 7/17/00)

                   LIFE     S&P SUPER-  S&P 500    LIFE      S&P SUPER-    S&P 500        LIFE     S&P SUPER-   S&P 500
                 SCIENCES   COMPOSITE    INDEX   SCIENCES    COMPOSITE      INDEX       SCIENCES   COMPOSITE    INDEX
                              1500                             1500                                  1500
                             HEALTH                           HEALTH                                HEALTH
                              CARE                             CARE                                  CARE

6 MONTHS(1) ..... -2.60%      2.48%      -8.67%   -2.80%       2.48%        -8.67%       -2.40%       2.48%     -8.67%
1 YEAR .......... -5.35%     -6.10%     -12.23%   -5.55%      -6.10%       -12.23%       -4.97%      -6.10%    -12.23%
==============================================================================================================================
AVERAGE ANNUAL RETURNS
==============================================================================================================================
LIFE OF FUND .... -0.04%      0.41%     -14.78%   -8.63%      -2.96%(2)    -19.15%(2)    -3.38%       4.67%(3) -14.63%(3)

(1)  Not annualized.

(2)  Since 10/31/00, the date nearest the class's inception, for which data are available.

(3)  Since 7/31/00, the date nearest the class's inception, for which data are available.

See pages 30-32 for information about share classes, the S&P SuperComposite
1500 Health Care Index, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The S&P SuperComposite 1500 Health Care Index and the S&P 500 Index are provided for comparison. Life Science's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

* From 6/30/00 to 11/30/00 (not annualized).

 4     1-800-345-2021

Life Sciences--Performance Review
--------------------------------------------------------------------------------

[photo of Arnie Douville and Christy Turner]

     A COMMENTARY BY ARNIE DOUVILLE AND CHRISTY TURNER, PORTFOLIO MANAGERS ON
THE LIFE SCIENCES INVESTMENT TEAM.

     Life Sciences declined 5.35%* for the year ended November 30, 2001, versus the 6.10% retreat posted by its benchmark, the S&P SuperComposite 1500 Health
Care Index. Though the fund declined, its results still outperformed the broader market, as measured by the S&P 500 Index, which fell 12.23%. Life Sciences'
performance also compares favorably with that of its peers: The 126
Health/Biotechnology funds tracked by Lipper Inc. fell an average of 8.00%.

TURBULENT MARKETS

     The period was marked by extraordinary circumstances that included an economy in recession, the terrorist attacks of September 11, and the extreme volatility threaded throughout the year. That volatility in the broader market had special implications for the health care sector, which was buffeted by investor sentiment that alternated between  optimism and pessimism during the year. The pervasive downturn that characterized most of the period was motivation for investors to seek safe havens like medical service providers, medical  technology firms, and pharmaceutical companies, all favored by investors for their ability to produce steady returns even during economic difficulty. But in response to signs of incipient economic recovery, technology stocks rallied twice during the period, giving investors reason to abandon their defensive investments for biotechnology firms and the allure of high potential returns.

MEDICAL TECHNOLOGY: A BRIGHT SPOT

     We were discriminating in the medical technology industry, seeking solid evidence of sound or improving fundamentals. The discipline paid off. We found several compelling opportunities in this arena, enough to merit a steady increase in our exposure over the period. In particular, we built significant and rewarding positions in Baxter International and Abbott Laboratories, two
long-time holdings. Each is a diversified health care company with both medical technology and pharmaceutical orientations, an attractive quality in the midst of an indecisive market. Baxter, for example, enjoyed improved revenues and earnings after increasing manufacturing capabilities for its hemophilia drug,
Recombinant Factor VIII, which is in short supply.

HOSPITALS AND HMOS DECLINE

     The medical services industry, which includes hospitals and HMOs, detracted modestly from performance, as stocks here were squeezed by pronounced rotations between these classic defensive stocks and their more glamorous biotechnology counterparts. Still, we increased our stake during the period because we have high conviction in the continued ability of these firms to  produce steady, predictable earnings.

* All fund returns referenced in this commentary are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                                11/30/01          11/30/00
NO. OF COMPANIES                                  43                40
P/E RATIO                                        35.3              44.1
MEDIAN MARKET                                    $3.89            $4.04
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $51.3            $42.0
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                               206%             64%(1)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.50%           1.50%(2)

(1)    June 30, 2000 (inception) through November 30, 2000.

(2)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                       AS OF NOVEMBER 30, 2001
U.S. STOCKS                                                      85.8%
FOREIGN STOCKS                                                    4.5%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         90.3%
TEMPORARY CASH INVESTMENTS                                        9.7%

Investment terms are defined in the Glossary on pages 32-33.

                                               www.americancentury.com      5

Life Sciences--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

DISTRIBUTORS, DRUGS, BIOTECHS RETREAT

     Drug distributors prospered during the first nine months of the period, only to suffer a correction beginning in the fourth quarter due to fears over drug pricing and as signs of recovery prompted investors to pursue riskier, but potentially more rewarding, biotechnology interests.

     Drug companies cost the fund the most in performance. According to our discipline of seeking firms exhibiting earnings acceleration, we dramatically scaled back our drug industry exposure as business conditions deteriorated, but we did incur some losses. Large pharmaceutical companies continue to suffer from a lack of new patented blockbuster drugs to replace aging and highly profitable drugs. Generic and specialty drug companies -- those with brand-name drugs targeted to a niche market -- also suffered due to regulatory matters, patent issues, and profit taking from gains earlier in the year.

     We were especially discerning in the biotech industry, selecting only those companies that were experiencing accelerating revenues or earnings or those with late-stage, compelling clinical results. We found few firms that met these criteria. Consequently, we were underweight compared to the benchmark.

     There were several reasons for our strategy here. First, biotech stocks are exceptionally prone to shifts in market sentiment, making them dependent on overall market strength or weakness. Second, there are a high percentage of failed enterprises because there are few influential drivers behind growth in these firms, many of which are little more than well-funded laboratories.
Finally, many large specialty and mainline pharmaceutical firms have biotechnology capacity, backed by the research, marketing, and distribution capabilities necessary to bring a new drug to market faster, cheaper, and more efficiently than their biotech counterparts. That said, Celgene Corp. is a good example of a biotech company that was negatively affected when its lead drug failed to meet investors' revenue expectations.

WHAT'S NEXT?

     Volatility will surely persist and the economy may further weaken before recovering. Market valuations have again climbed higher, which could set the stage for more profit taking and returns to defensive securities, factors that can benefit the fund. Conversely, once recovery begins, investors may feel more confident and venture into higher-risk investment waters, which could pressure
Life Sciences. But what will likely remain constant is investors' more discerning judgment about what makes a company worth owning. Firms across industries will have to earn their stock prices by providing the solid fundamentals and earnings investors have come to expect.

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                              11/30/01            5/31/01
BAXTER
     INTERNATIONAL, INC.                        7.3%                8.7%
ABBOTT LABORATORIES                             7.2%                4.8%
JOHNSON & JOHNSON                               6.3%                4.9%(1)
PFIZER, INC.                                    5.8%                2.9%
WELLPOINT HEALTH
     NETWORKS INC.                              4.1%                1.8%
AMERICAN HOME
     PRODUCTS CORP.                             3.6%                3.0%
UNITEDHEALTH GROUP INC.                         3.5%                1.9%
LIFEPOINT HOSPITALS INC.                        3.2%                2.0%
HEALTH MANAGEMENT
     ASSOCIATES, INC.                           3.0%                2.2%
GENENTECH, INC.                                 2.6%                  --

(1)    Johnson & Johnson acquired Alza Corp.  on 6/25/01. The percentage as of  5/31/01 represents Alza Corp. shares owned by the fund.

TOP INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                 AS OF             AS OF
                                               11/30/01           5/31/01
MEDICAL PRODUCTS
     & SUPPLIES                                 37.2%               3.3%
MEDICAL PROVIDERS
     & SERVICES                                 26.4%              24.7%
DRUGS                                           25.1%              59.3%
REAL ESTATE
     INVESTMENT TRUST                            1.6%                 --

 6         1-800-345-2021

Life Sciences--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                                                                  Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 90.3%

DRUGS - 25.1%

  138,000  American Home Products Corp.                           $   8,293,800

   80,000  AmerisourceBergen Corp.                                    4,759,200

   90,000  Amgen Inc.(1)                                              5,969,250

  100,000  COR Therapeutics, Inc.(1)                                  2,100,500

  106,000  Genentech, Inc.(1)                                         6,089,700

   40,000  Genzyme Corp.(1)                                           2,185,000

   45,000  GlaxoSmithKline Plc ADR                                    2,286,450

  150,000  Inhale Therapeutic Systems Inc.(1)                         2,442,750

   60,000  Novartis AG ADR                                            2,145,600

  310,000  Pfizer, Inc.                                              13,426,100

  122,000  Sepracor Inc.(1)                                           6,085,360

   60,000  Shire Pharmaceuticals
                              Group PLC ADR(1)                        2,152,200
                                                                     -----------

                                                                     57,935,910
                                                                     -----------

MEDICAL PRODUCTS & SUPPLIES - 37.2%

  300,000  Abbott Laboratories                                       16,500,000

  197,000  Apogent Technologies Inc.                                  4,806,800

   60,000  ArthroCare Corp.(1)                                          983,400

  325,000  Baxter International, Inc.                                16,900,000

  110,000  Beckman Coulter Inc.                                       4,609,000

  175,000  Becton Dickinson & Co.                                     5,927,250

   20,000  Invitrogen Corp.(1)                                        1,364,900

  250,000  Johnson & Johnson                                         14,562,500

   40,000  Millipore Corp.                                            2,388,000

  200,000  QIAGEN N.V.(1)                                             3,935,000

   72,000  Respironics Inc.(1)                                        2,277,720

   40,000  St. Jude Medical, Inc.(1)                                  2,980,000

   20,100  Urologix Inc.(1)                                             319,691

   64,000  Waters Corp.(1)                                            2,339,200

  171,000  Zimmer Holdings Inc.(1)                                    5,516,460

    8,200  Zoll Medical Corp.(1)                                        322,342
                                                                     -----------

                                                                     85,732,263
                                                                     -----------

MEDICAL PROVIDERS & SERVICES - 26.4%

   87,000  AmeriPath Inc.(1)                                          2,506,035

  102,400  Apria Healthcare Group Inc.(1)                             2,463,744

   60,000  HCA Inc.                                                   2,327,400

  360,000  Health Management Associates, Inc.(1)                      7,023,600

   77,000  Laboratory Corporation of
              America Holdings(1)                                     5,921,300

  215,000  LifePoint Hospitals Inc.(1)                                7,305,700

  125,000  Lincare Holdings Inc.(1)                                   3,713,750

  130,000  McKesson Corp.                                             4,845,100

   36,000  Priority Healthcare Corp. Cl B(1)                          1,189,800

  207,000  Province Healthcare Co.(1)                                 6,066,135

  114,000  UnitedHealth Group Incorporated                            8,145,300

   80,000  Wellpoint Health Networks Inc.(1)                          9,432,000
                                                                     -----------

                                                                     60,939,864
                                                                     -----------

Shares                                                                  Value
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 1.6%

   50,000  Health Care REIT Inc.                                   $  1,248,500

   45,000  Healthcare Realty Trust Inc.                               1,215,000

   90,000  Senior Housing Properties Trust                            1,158,300
                                                                    ------------

                                                                      3,621,800
                                                                    ------------

TOTAL COMMON STOCKS                                                 208,229,837
                                                                    ------------

  (Cost $189,511,167)

 TEMPORARY CASH INVESTMENTS - 9.7%

    Repurchase Agreement, Credit Suisse First
       Boston, Inc., (U.S. Treasury obligations), in a
       joint trading account at 2.07%, dated
       11/30/01, due 12/3/01
       (Delivery value $10,801,863)                                  10,800,000

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 2.08%, dated 11/30/01,
       due 12/3/01 (Delivery value $11,501,993)                      11,500,000
                                                                    ------------

TOTAL TEMPORARY CASH INVESTMENTS                                     22,300,000
                                                                    ------------

  (Cost $22,300,000)

TOTAL INVESTMENT SECURITIES - 100.0%                               $230,529,837
                                                                  ==============

  (Cost $211,811,167)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

REIT = Real Estate Investment Trust

(1) Non-income producing.

See Notes to Financial Statements              www.americancentury.com     7

Technology--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

              INVESTOR CLASS (INCEPTION 6/30/00) ADVISOR CLASS (INCEPTION 6/30/00)  INSTITUTIONAL CLASS (INCEPTION 7/14/00)

                 TECHNOLOGY   S&P SUPER-  S&P 500  TECHNOLOGY  S&P SUPER-  S&P 500  TECHNOLOGY  S&P SUPER-  S&P 500
                              COMPOSITE    INDEX               COMPOSITE    INDEX               COMPOSITE    INDEX
                                1500                             1500                             1500
                              TECHNOLOGY                       TECHNOLOGY                      TECHNOLOGY

6 MONTHS(1) .... -15.04%       -7.22%      -8.67%   -15.10%     -7.22%      -8.67%    -14.63%     -7.22%     -8.67%
1 YEAR ......... -34.48%      -29.22%     -12.23%   -34.80%    -29.22%     -12.23%    -34.17%    -29.22%    -12.23%
====================================================================================================================================
AVERAGE ANNUAL RETURNS
====================================================================================================================================
LIFE OF FUND ... -45.92%      -41.36%     -14.78%   -46.10%    -41.36%     -14.78%    -50.47%    -41.36%(2) -14.78%(2)

(1)  Not annualized.

(2)  Since 6/30/00, the date nearest the class's inception, for which data are available.

See pages 30-32 for information about share classes, the S&P SuperComposite 1500
Technology Index, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The S&P SuperComposite 1500 Technology Index and the S&P 500 Index are provided for comparison. Technology's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

* From 6/30/00 to 11/30/00 (not annualized).

 8     1-800-345-2021

Technology--Performance Review
--------------------------------------------------------------------------------

[photo of Douglas Day and Christopher K. Boyd]

     A COMMENTARY BY DOUGLAS DAY AND CHRISTOPHER K. BOYD, PORTFOLIO MANAGERS ON
THE TECHNOLOGY INVESTMENT TEAM.

     Technology declined 34.48%* for the 12-month period ending November 30,
2001. The fund's benchmark, the S&P SuperComposite 1500 Technology Index, fell
29.22%, while the average science and technology fund tracked by Lipper Inc.
retreated 40.06%.

A CAPITAL SPENDING CORRECTION

     The year covered in this report encompassed one of the worst bear markets ever for technology stocks. Faced with shrinking earnings amid a weakening economy, businesses slashed capital spending budgets. Given that technology goods represented nearly 50% of total U.S. capital expenditures in 2000, the dramatic cuts touched virtually every company in the technology sector. The fall-off in demand resulted in an inventory glut and excess production capacity, and profits at tech companies fell to 20-year lows. In this environment, we focused on companies we believed had strong product cycles and competitive market positions that could ultimately ride out the macroeconomic storm.

     Electrical equipment and computer hardware companies were at the forefront of the sector's pullback. Though we cut our exposure to these areas before they hit their lows, the unprecedented speed and depth of the downturn hurt many of our holdings. For example, Cisco Systems saw orders decline from an annual growth rate of 70% in November 2000 to negative 30% at the end of April 2001. We sold the stock early in the  year at a loss as business conditions deteriorated, but we reacquired it toward the end of the period on signs that Cisco's core businesses were stabilizing. Responding to the downturn, Cisco reduced inventory levels, slashed expenses, and continued to build on  its leading market share position. We believe these actions will set the stage for strong earnings when
Cisco's  customers return to growth.

WEAK ECONOMY ROILS STOCKS

     The semiconductor industry typically is one of the first areas to feel the impact of an economic upturn or downturn because long production cycles require companies to place chip orders six to twelve months in advance. True to form, these stocks followed the market's roller coaster ride throughout the period, rising and falling on investors' outlook for economic recovery. We focused many of our semiconductor investments on companies benefiting from new product cycles, companies such as Microchip Technology and Conexant Systems.

     Computer software held up reasonably well in the difficult environment as executives continued to spend money in areas that could help them increase productivity and cut costs. However, after September 11, software stocks fell on concern that the terrorist attacks had tipped the economy into a recession, potentially setting off another round of budget cuts. In fact, software spending

* All fund returns referenced in this commentary are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                                11/30/01          11/30/00
NO. OF COMPANIES                                  80                57
P/E RATIO                                        39.8              53.4
MEDIAN MARKET                                    $1.93            $5.74
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $38.0            $36.3
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                               356%             125%(1)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.50%           1.50%(2)

(1)    June 30, 2000 (inception) through November 30, 2000.

(2)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                       AS OF NOVEMBER 30, 2001
U.S. COMMON STOCKS
   & EQUITY FUTURES                                              95.2%
FOREIGN STOCKS                                                    1.9%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         97.1%
TEMPORARY CASH INVESTMENTS                                        2.9%

Investment terms are defined in the Glossary on pages 32-33.

                                               www.americancentury.com     9

Technology--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

turned negative late in the period for the first time in nearly two decades. At the same time, corporations intensified their focus on network security following the attacks, which benefited our positions in network security software stocks such as Network Associates.

     Wireless service providers continued to delay the introduction of next-generation data services, a key element to  re-igniting network spending, handset sales, and subscriber growth. As a result, Nokia, a dominant player in the wireless handset market, saw its sales decline precipitously. Although we identified this deceleration and eliminated the stock, Nokia detracted from the fund's performance for the period.

THE SEARCH FOR SUSTAINABLE EARNINGS

     Our investments in cable service providers served the fund well throughout most of the year as sales accelerated for new services such as digital television and high-speed Internet access. In the latter half of the period, however, we began paring back our positions on signs that digital subscriber growth was slowing. Decelerating digital subscriber growth has forced cable operators to become more focused on offering  additional services. This trend drove  our decisions to purchase shares of Concurrent Computer and SeaChange
International. These companies are leading suppliers of video-on-demand servers and should benefit from the  roll-out of interactive services in the coming years.

     Information services was another area where we saw sustainable earnings, prompting us to gradually increase our weighting from nearly 2% of the fund's assets at the beginning of the fiscal year to roughly 15% by November 30. In a difficult economic environment, corporate America and governments looked to outsourcing as a way to lower costs and improve profit margins. Affiliated
Computer Services, a leader in business process outsourcing and a top performer for the fund, was one company that benefited from the outsourcing trend.

PROCESS OF STABILIZATION

     We are hopeful that the pieces are in place for stabilization in technology spending in 2002. Specifically, the Federal Reserve has eased monetary policy significantly, and technology-related inventories have been drawn down over the past 12 months. Nonetheless, the ultimate timing of an economic recovery is difficult to predict and is made even more uncertain given lingering concerns surrounding the aftermath of September 11.

     According to numerous independent surveys, technology spending will be roughly flat in 2002 compared to 2001. We suspect that certain areas in technology will see some growth next year. Our investment process of picking stocks with accelerating revenues and earnings is designed to lead us to these pockets of growth. Longer term, we continue to believe that spending on technology remains vital to corporations that seek to drive productivity gains and secure competitive advantages in the increasingly global marketplace.

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS
                                              AS OF              AS OF
                                            11/30/01            5/31/01

MICROSOFT CORP.                              5.0%                7.7%
CISCO SYSTEMS INC.                           2.5%                  --
INTERNATIONAL BUSINESS
     MACHINES CORP.                          2.5%                4.1%
AFFILIATED COMPUTER
     SERVICES INC.                           2.4%                  --
FISERV, INC.                                 2.3%                  --
MICROCHIP
     TECHNOLOGY INC.                         2.2%                  --
PEROT SYSTEMS CORP.                          2.2%                1.1%
ELECTRONIC DATA
     SYSTEMS CORP.                           2.0%                1.6%
NETWORK
     ASSOCIATES INC.                         2.0%                  --
INTUIT INC.                                  2.0%                1.1%

TOP INDUSTRIES

                                                % OF FUND INVESTMENTS
                                              AS OF              AS OF
                                            11/30/01            5/31/01

COMPUTER SOFTWARE                            22.6%              24.4%
SEMICONDUCTOR                                16.4%              18.5%
INFORMATION SERVICES                         14.9%               8.7%
COMPUTER HARDWARE &
     BUSINESS MACHINES                        7.7%               6.5%
WIRELESS
     TELECOMMUNICATIONS                       6.7%               3.7%

 10         1-800-345-2021

Technology--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 93.0%

COMPUTER HARDWARE  & BUSINESS MACHINES - 7.7%

   22,500  Coinstar Inc.(1)                                       $     537,188

   54,700  Computer Network Tech Corp.(1)                             1,024,258

  210,800  Concurrent Computer Corp.(1)                               3,107,192

   47,900  Diebold, Inc.                                              1,858,041

   38,100  International Business Machines Corp.                      4,403,978

   45,000  Kronos Inc.(1)                                             1,937,700

   30,000  Storage Technology Corp.(1)                                  640,500
                                                                     -----------

                                                                     13,508,857
                                                                     -----------

COMPUTER SOFTWARE - 22.6%

   38,600  Advent Software Inc.(1)                                    1,934,825

   38,800  ANSYS, Inc.(1)                                               967,478

   48,800  Autodesk, Inc.                                             1,812,676

   26,800  Cerner Corp.(1)                                            1,418,122

  272,400  Compuware Corp.(1)                                         3,046,794

   16,800  Electronic Arts Inc.(1)                                    1,015,812

   78,400  Intuit Inc.(1)                                             3,442,543

  159,000  J.D. Edwards & Company(1)                                  2,100,390

  152,700  JDA Software Group, Inc.(1)                                2,566,124

  135,300  Microsoft Corp.(1)(2)                                      8,687,612

  151,000  Network Associates Inc.(1)                                 3,469,224

   70,100  Progress Software Corp.(1)                                 1,201,865

   40,000  Retek Inc.(1)                                              1,141,600

   62,100  SeaChange International, Inc.(1)                           1,838,471

   31,200  Secure Computing Corp.(1)                                    678,600

   17,500  Synopsys, Inc.(1)                                            962,763

   61,200  The Titan Corporation(1)                                   1,598,544

   12,900  THQ, Inc.(1)                                                 738,977

   22,000  Veritas Software Corp.(1)                                    855,690
                                                                     -----------

                                                                     39,478,110
                                                                     -----------

DEFENSE/AEROSPACE - 4.2%

   27,900  L-3 Communications Holdings, Inc.(1)                       2,326,302

   71,700  Lockheed Martin Corp.                                      3,330,465

   49,600  Raytheon Company                                           1,625,392
                                                                     -----------

                                                                      7,282,159
                                                                     -----------

ELECTRICAL EQUIPMENT - 5.9%

  216,700  Cisco Systems Inc.(1)                                      4,428,265

   32,100  Harris Corp.                                               1,023,990

   66,600  Inter-Tel, Inc.                                            1,216,116

   77,000  Itron Inc.(1)                                              2,174,865

  120,400  Terayon Communication
             Systems, Inc.(1)                                         1,455,034
                                                                     -----------

                                                                     10,298,270
                                                                     -----------

FINANCIAL SERVICES - 1.4%

             73,600  Intercept Group Inc.(1)                          2,404,880
                                                                     -----------

INDUSTRIAL PARTS - 0.5%

             26,000  DRS Technologies Inc.(1)                           866,840
                                                                     -----------

Shares                                                                  Value
-------------------------------------------------------------------------------

INFORMATION SERVICES - 14.9%

   44,600  Affiliated Computer Services Inc.(1)                  $    4,164,747

   29,400  BARRA, Inc.(1)                                             1,373,715

   61,400  Computer Sciences Corp.(1)                                 2,925,710

   50,800  Electronic Data Systems Corp.                              3,516,376

   20,600  First Data Corp.                                           1,508,744

  104,750  Fiserv, Inc.(1)                                            4,096,249

   52,600  Henry (Jack) & Associates, Inc.                            1,256,614

   36,900  MedQuist Inc.(1)                                             887,999

   69,200  Pec Solutions Inc.(1)                                      2,485,318

  207,000  Perot Systems Corp.(1)                                     3,798,450
                                                                    ------------

                                                                     26,013,922
                                                                    ------------

INTERNET - 1.4%

   32,900  Overture Services Inc.(1)                                    841,418

   52,000  WebEx Communications Inc.(1)                               1,673,100
                                                                    ------------

                                                                      2,514,518
                                                                    ------------

INVESTMENT TRUSTS - 4.2%

             185,000  Nasdaq 100-Index Tracking Stock(1)              7,355,600
                                                                    ------------

MEDIA - 1.7%

              78,100  Comcast Corp. Cl A(1)                           2,972,096
                                                                    ------------

MEDICAL PRODUCTS & SUPPLIES - 0.5%

             15,000  Millipore Corp.                                    895,500
                                                                    ------------

PUBLISHING - 0.4%

             21,900  ProQuest Co.(1)                                    682,185
                                                                    ------------

SECURITIES & ASSET MANAGEMENT - 1.4%

             41,200  Investment Technology Group Inc.(1)              2,369,000
                                                                    ------------

SEMICONDUCTOR - 16.4%

   31,700  ANADIGICS, Inc.(1)                                           533,828

  125,800  Conexant Systems, Inc.(1)                                  1,874,420

   76,900  Cypress Semiconductor Corp.(1)                             1,770,238

   49,428  Ectel Ltd(1)                                                 825,942

   29,500  Energy Conversion Devices Inc.(1)                            623,483

  111,400  ESS Technology, Inc.(1)                                    2,084,851

   66,800  Intel Corp.                                                2,181,354

   55,400  Intersil Corporation CI A(1)                               1,854,792

  141,400  Kopin Corp.(1)                                             2,282,902

   29,900  Marvell Technology Group Ltd.(1)                             943,046

  107,900  Microchip Technology Inc.(1)                               3,895,729

   56,200  Microtune Inc.(1)                                          1,191,721

   65,600  National Semiconductor Corp.(1)                            1,976,528

  162,900  Oak Technology, Inc.(1)                                    1,899,414

   23,200  Semtech Corp.(1)                                             894,244

  117,900  Taiwan Semiconductor
              Manufacturing Co. Ltd. ADR(1)                           1,878,147

   53,400  Zoran Corporation(1)                                       1,849,509
                                                                    ------------

                                                                     28,560,148
                                                                    ------------

SPECIALTY STORES - 0.5%

          30,900  RadioShack Corp.                                      894,864
                                                                    ------------

See Notes to Financial Statements              www.americancentury.com     11

Technology--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 2001

Shares                                                                  Value
--------------------------------------------------------------------------------

TELEPHONE - 2.6%

   52,200  CenturyTel Inc.                                        $   1,764,360

   60,300  Commonwealth Telephone
               Enterprise Inc.(1)                                     2,780,735
                                                                     -----------

                                                                      4,545,095
                                                                     -----------

WIRELESS TELECOMMUNICATIONS - 6.7%

   16,300  Airgate PCS Inc.(1)                                          853,305

  164,700  Nextel Communications, Inc.(1)                             1,762,290

   50,900  QUALCOMM Inc.(1)                                           2,988,085

  120,000  Sprint PCS(1)                                              2,993,999

   70,300  US Unwired Inc.(1)                                           716,709

   73,800  UTStarcom Inc.(1)                                          1,767,141

   24,500  Vimpel-Communications ADR(1)                                 627,200
                                                                     -----------

                                                                     11,708,729
                                                                     -----------

TOTAL COMMON STOCKS                                                 162,350,773
                                                                   -------------

  (Cost $139,221,738)

 TEMPORARY CASH INVESTMENTS -

 SEGREGATED FOR FUTURES* - 4.1%

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 2.08%, dated 11/30/01,
       due 12/3/01 (Delivery value $7,178,744)                        7,177,500
                                                                     -----------

(Cost $7,177,500)

                                                                        Value
-------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS - 2.9%

       Repurchase Agreement, Credit Suisse First
          Boston, Inc., (U.S. Treasury obligations), in a
          joint trading account at 2.07%,
          dated 11/30/01, due 12/3/01
          (Delivery value $3,100,535)                             $   3,100,000

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 2.08%, dated 11/30/01,
       due 12/3/01 (Delivery value $2,022,851)                        2,022,500
                                                                     -----------

TOTAL TEMPORARY CASH INVESTMENTS                                      5,122,500
                                                                     -----------

  (Cost $5,122,500)

TOTAL INVESTMENT SECURITIES - 100.0%                               $174,650,773
                                                                  ==============

  (Cost $151,521,738)

 EQUITY FUTURES CONTRACTS*

                      Expiration           Underlying Face      Unrealized
     Purchased           Date              Amount at Value         Gain
-----------------------------------------------------------------------------
  45 Nasdaq 100        December
      Futures            2001                $7,177,500          $261,162
                                     ========================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

 12         1-800-345-2021                  See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 2001
                                                                             LIFE SCIENCES        TECHNOLOGY
                                                                             -------------        ----------
ASSETS

Investment securities, at value (identified cost of $211,811,167
  and $151,521,738, respectively) (Note 3).... ............................  $230,529,837         $174,650,773

Cash ......................................................................     2,761,397                   --

Receivable for investments sold ...........................................            --           12,034,764

Receivable for capital shares sold ........................................        15,500               29,829

Dividends, interest and other receivable ..................................       167,657               48,775
                                                                             ------------    -----------------

                                                                              233,474,391          186,764,141
                                                                             ------------    -----------------

LIABILITIES

Disbursements in excess of demand deposit cash ............................            --              854,439

Payable for investments purchased .........................................     1,488,721            2,571,834

Payable for variation margin on futures contracts .........................            --               45,000

Accrued management fees (Note 2) ..........................................       280,290              216,317

Distribution fees payable (Note 2) ........................................             2                    1

Service fees payable (Note 2) .............................................             2                    1

Payable for directors' fees and expenses (Note 2) .........................           205                  159
                                                                             ------------    -----------------

 ..........................................................................     1,769,220            3,687,751
                                                                             ------------    -----------------

Net Assets                                                                   $231,705,171         $183,076,390
                                                                             ============    =================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ...................................  $247,139,684         $386,041,980

Accumulated net realized loss on investment transactions ..................   (34,153,183)       (226,355,787)

Net unrealized appreciation on investments (Note 3) .......................    18,718,670           23,390,197
                                                                             -------------    -----------------

                                                                             $231,705,171         $183,076,390
                                                                           ==============    =================

Investor Class, $0.01 Par Value
Net assets ................................................................. $227,340,981         $173,877,072
Shares outstanding .........................................................   46,661,064           83,244,219
Net asset value per share ..................................................        $4.87                $2.09

Advisor Class, $0.01 Par Value
Net assets .................................................................      $13,207               $1,186
Shares outstanding .........................................................        2,719                  571
Net asset value per share ..................................................        $4.86                $2.08

Institutional Class, $0.01 Par Value
Net assets .................................................................   $4,348,483           $9,198,132
Shares outstanding .........................................................      889,940            4,389,338
Net asset value per share ..................................................        $4.89                $2.10

C Class, $0.01 Par Value
Net assets .................................................................       $2,500                   --
Shares outstanding .........................................................          513                   --
Net asset value per share ..................................................        $4.87                   --

See Notes to Financial Statements

See Glossary for a Definition of the Table    www.americancentury.com     13

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30, 2001
                                                                             LIFE SCIENCES          TECHNOLOGY
                                                                             -------------          ----------

INVESTMENT LOSS

Income:

Interest .................................................................. $   1,120,568       $    1,130,318

Dividends (net of foreign taxes withheld
   of $5,867 and $24,972, respectively) ...................................      940,714               232,033

Securities lending ........................................................       24,860                54,009
                                                                           -------------    -----------------

                                                                               2,086,142             1,416,360
                                                                          --------------    -----------------

Expenses: (Note 2)

Management fees .............................................................  3,511,598             2,994,047

Distribution fees - Advisor Class ...........................................         86                   100

Service fees - Advisor Class ................................................         86                   100

Directors' fees and expenses ................................................      2,473                 2,271
                                                                            ------------     -----------------

                                                                               3,514,243             2,996,518
                                                                           -------------     -----------------

Net investment loss ........................................................  (1,428,101)           (1,580,158)
                                                                           -------------     -----------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized loss on investment transactions ............................... (33,642,718)         (168,294,285)

Change in net unrealized appreciation on investments .......................  20,389,612            79,826,597
                                                                           -------------     -----------------

Net realized and unrealized loss .........................................   (13,253,106)          (88,467,688)
                                                                           --------------    -----------------

Net Decrease in Net Assets Resulting from Operations .....................  $(14,681,207)        $(90,047,846)
                                                                          ===============    =================

                                             See Notes to Financial Statements

 14         1-800-345-2021          See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30, 2001 AND PERIOD ENDED NOVEMBER 30, 2000

Increase (Decrease) in Net Assets

                                                                 LIFE SCIENCES                            TECHNOLOGY
                                                                 -------------                            ----------

                                                          2001                 2000(1)              2001               2000(1)

OPERATIONS

Net investment loss                                $   (1,428,101)       $    (795,964)      $   (1,580,158)    $    (843,107)

Net realized gain (loss)                              (33,642,718)           6,304,049         (168,294,285)      (58,061,502)

Change in net unrealized appreciation                  20,389,612           (1,670,942)          79,826,597       (56,436,400)
                                                 -----------------    -----------------    -----------------  -----------------

Net increase (decrease) in net assets
  resulting from operations                           (14,681,207)           3,837,143          (90,047,846)      (115,341,009)
                                                 -----------------    -----------------    -----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

  Investor Class.                                      (5,923,739)                   --                  --                  --

  Advisor Class                                            (1,113)                   --                  --                  --

  Institutional Class                                    (106,975)                   --                  --                  --
                                                  -----------------    -----------------    -----------------  -----------------

Decrease in net assets from distributions              (6,031,827)                   --                  --                  --
                                                 -----------------    -----------------    -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions                           15,259,552          233,321,510           69,310,558        319,154,687
                                                 -----------------    -----------------    -----------------  -----------------

Net increase (decrease) in net assets                  (5,453,482)         237,158,653          (20,737,288)       203,813,678

NET ASSETS

Beginning of period                                   237,158,653                   --          203,813,678                 --
                                                 -----------------    -----------------    -----------------  -----------------

End of period                                        $231,705,171         $237,158,653         $183,076,390        $203,813,678
                                                 =================    =================    =================  =================

(1)  For the period June 30, 2000 (inception) through November 30, 2000.

See Notes to Financial Statements

See Glossary for a Definition of the Table    www.americancentury.com     15

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Life Sciences (Life) and Technology
(Technology) (the funds) are two funds in a series issued by the corporation.
The funds are non-diversified under the 1940 Act. The funds' investment objectives are to seek capital growth by investing primarily in equity securities. Life generally invests in companies that engage in the business of providing products and services that help promote health and wellness while
Technology invests in companies with business operations in the technology and telecommunications-related sectors. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: Investor Class, Advisor Class, Institutional Class and C Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class for Life commenced on November 29, 2001. Sale of the C Class for Technology had not
commenced as of November 30, 2001. Due to the small amount of transactions for the C Class for Life, class specific information for the C Class is not included on the performance page.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending is recorded on an accrual basis.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At November 30, 2001, Life and Technology had accumulated net realized capital loss carryovers for federal income tax purposes of $32,495,867 and
$220,195,859, repectively (expiring in 2009 and 2008 through 2009, respectivley)
which may be used to offset future taxable gains.

    For the one-month period ended November 30, 2001, Life and Technology incurred net capital losses of $981,917 and $3,220,915, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

 16     1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 2001

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for each class of Life and Technology is as follows:

                       INVESTOR       ADVISOR   INSTITUTIONAL        C
                        CLASS          CLASS        CLASS          CLASS

FUND AVERAGE NET ASSETS
First $1 billion ....... 1.50%         1.25%        1.30%          1.50%
Over $1 billion ........ 1.30%         1.05%        1.10%          1.30%

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively "the plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the
Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred by the Advisor Class during the year ended November 30, 2001 are detailed in the Statement of Operations. Fees incurred by Life's C Class were not significant to the class.

    RELATED PARTIES -- The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The funds have a bank line of credit agreement with JPM (see Note 6). Life and Technology have a securities lending agreement with Chase Manhattan Bank (Chase) (See Note 5).
Chase is a wholly owned subsidiary of JPM.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2001, for Life and Technology were $436,565,227 and
$693,246,512, respectively. Sales of investment securities, excluding short-term investments, for the year ended November 30, 2001, were $438,264,737 and
$612,348,482, respectively.

    At November 30, 2001, accumulated net unrealized appreciation for Life and
Technology was $18,043,271 and $20,451,183, respectively, based on the aggregate cost of investments for federal income tax purposes of $212,486,566 and
$154,199,590, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $20,014,613 and $22,412,224 for Life and Technology,
respectively, and unrealized depreciation of $1,971,342 and $1,961,041, respectively.

                                             www.americancentury.com     17

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 2001

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                          LIFE SCIENCES                     TECHNOLOGY
                                                          -------------                     ----------

                                                     SHARES           AMOUNT          SHARES           AMOUNT
INVESTOR CLASS

Year ended November 30, 2001

Shares Authorized ............................     150,000,000                     200,000,000
                                               ===============                   ===============

Sold .........................................      16,687,277      $83,484,689      62,567,294     $162,664,090

Issued in reinvestment of distributions ......       1,162,862        5,779,421              28               84

Redeemed .....................................     (15,486,339)     (75,358,483)    (40,679,888)     (98,512,726)
                                               ---------------  ---------------  ---------------  ---------------

Net increase .................................       2,363,800       $13,905,627     21,887,434   $   64,151,448
                                               ===============  ===============  ===============  ===============

Period ended November 30, 2000(1)

Shares Authorized ............................     100,000,000                      125,000,000
                                               ===============                   ===============

Sold .........................................      48,275,373     $251,081,941      68,273,288     $338,505,729

Redeemed .....................................      (3,978,109)     (21,223,189)     (6,916,503)     (31,984,533)
                                               ---------------  ---------------  ---------------  ---------------

Net increase .................................      44,297,264     $229,858,752      61,356,785     $306,521,196
                                               ===============  ===============  ===============   ===============

ADVISOR CLASS

Year ended November 30, 2001

Shares Authorized ............................      10,000,000                       10,000,000
                                               ===============                   ===============

Sold .........................................           8,247          $42,245          95,966         $251,619

Issued in reinvestment of distributions ......             224            1,112               --              --

Redeemed .....................................          (7,794)         (38,817)       (108,850)        (264,723)
                                               ---------------  ---------------  ---------------  ---------------

Net increase (decrease) ......................             677         $   4,540        (12,884)        $(13,104)
                                               ===============  ===============  ===============  ===============

Period ended November 30, 2000(2)

Shares Authorized ............................      10,000,000                     10,000,000
                                               ===============                   ===============

Sold .........................................           2,042          $11,177          13,455          $64,888
                                               ===============  ===============  ===============  ===============

INSTITUTIONAL CLASS

Year ended November 30, 2001

Shares Authorized ............................      10,000,000                      10,000,000
                                               ===============                   ===============

Sold .........................................         787,413       $3,900,877       5,141,058      $12,848,103

Issued in reinvestment of distributions ......          21,481          106,974               --              --

Redeemed .....................................        (555,666)      (2,660,966)     (3,256,792)     (7,675,889)
                                               ---------------  ---------------  ---------------  ---------------

Net increase .................................         253,228      $1,346,885        1,884,266    $   5,172,214
                                               ===============  ===============  ===============  ===============

Period ended November 30, 2000(3)

Shares Authorized ............................      10,000,000                      10,000,000
                                               ===============                   ===============

Sold .........................................         733,326       $3,978,769       2,613,279      $13,114,498

Redeemed .....................................         (96,614)        (527,188)       (108,207)       (545,895)
                                               ---------------  ---------------  ---------------  ---------------

Net increase .................................         636,712       $3,451,581       2,505,072      $12,568,603
                                               ===============  ===============  ===============  ===============

C CLASS

Period ended November 30, 2001(4)

Shares Authorized ............................      10,000,000                        10,000,000
                                               ===============                   ===============

Sold .........................................             513           $2,500
                                               ===============  ===============  ===============

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  November 14, 2000 (commencement of sale) through November 30, 2000 for Life
Sciences. June 30, 2000 (commencement of sale) through November 30, 2000 for
Technology.

(3)  July 17, 2000 (commencement of sale) through November 30, 2000 for Life
Sciences. July 14, 2000 (commencement of sale) through November 30, 2000 for
Technology.

(4)  November 29, 2001 (commencement of sale) through November 30, 2001 for Life
Sciences.

 18     1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 2001

5. SECURITIES LENDING

    At November 30, 2001, securities in Life and Technology valued at
$17,749,651 and $32,253,241, respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Securities received as collateral in Life and Technology, at this date, were valued at $18,567,088, and
$33,400,900, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults receipt of the collateral by Life and Technology may  be delayed or limited.

6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$520,000,000 unsecured bank line of credit agreement with JPM. Effective
December 19, 2001, the bank line of credit was renewed at $650,000,000. The funds may borrow money for  temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended
November 30, 2001.

                                               www.americancentury.com     19

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                          Investor Class
                                                          --------------

                                                       2001          2000(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............     $5.28          $5.00
                                                   ----------     ----------

Income From Investment Operations

  Net Investment Loss(2) .........................     (0.03)        (0.02)

  Net Realized and Unrealized Gain (Loss) ........     (0.25)          0.30
                                                   ----------     ----------

  Total From Investment Operations ...............     (0.28)          0.28
                                                   ----------     ----------

Distributions

  From Net Realized Gains ........................     (0.13)            --
                                                   ----------     ----------

Net Asset Value, End of Period ...................     $4.87          $5.28
                                                   ==========     ==========

  Total Return(3) ................................     (5.35)%        5.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...   1.50%         1.50%(4)

Ratio of Net Investment Loss to Average Net Assets ... (0.61)%      (0.95)%(4)

Portfolio Turnover Rate ..............................    206%          64%

Net Assets, End of Period (in thousands) ............ $227,341     $233,785

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

                                             See Notes to Financial Statements

 20         1-800-345-2021          See Glossary for a Definition of the Table

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                          Advisor Class
                                                          -------------

                                                       2001          2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .............     $5.28          $5.48
                                                   ----------     ----------

Income From Investment Operations

  Net Investment Loss(2) .........................     (0.04)          --(3)

  Net Realized and Unrealized Loss ...............     (0.25)         (0.20)
                                                   ----------     ----------

  Total From Investment Operations ...............     (0.29)         (0.20)
                                                   ----------     ----------

Distributions

  From Net Realized Gains ........................     (0.13)           --
                                                   ----------     ----------

Net Asset Value, End of Period ...................     $4.86          $5.28
                                                   ==========     ==========

  Total Return(4) ................................     (5.55)%        (3.65)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...   1.75%      1.75%(5)

Ratio of Net Investment Loss to Average Net Assets .. (0.86)%    (0.99)%(5)

Portfolio Turnover Rate ................................ 206%        64%(6)

Net Assets, End of Period (in thousands) ..............  $13           $11

(1)  November 14, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period June 30, 2000 (inception of fund) through
November 30, 2000.

See Notes to Financial Statements

See Glossary for a Definition of the Table      www.americancentury.com     21

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                        Institutional Class
                                                        -------------------

                                                        2001         2000(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............     $5.28          $5.26
                                                   ----------     ----------

Income From Investment Operations

  Net Investment Loss(2) .........................     (0.02)        (0.02)

  Net Realized and Unrealized Gain (Loss) ........     (0.24)         0.04
                                                   ----------     ----------

  Total From Investment Operations ...............     (0.26)         0.02
                                                   ----------     ----------

Distributions

  From Net Realized Gains ........................     (0.13)           --
                                                   ----------     ----------

Net Asset Value, End of Period ...................     $4.89         $5.28
                                                   ==========     ==========

  Total Return(3) ................................     (4.97)%        0.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...   1.30%       1.30%(4)

Ratio of Net Investment Loss to Average Net Assets .. (0.41)%     (0.80)%(4)

Portfolio Turnover Rate ...............................  206%         64%(5)

Net Assets, End of Period (in thousands) ............. $4,348        $3,363

(1)  July 17, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period June 30, 2000 (inception of fund)
through November 30, 2000.

                                             See Notes to Financial Statements

 22         1-800-345-2021          See Glossary for a Definition of the Table

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

                FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED NOVEMBER 30

                                                                    C Class
                                                                    -------
                                                                     2001(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...........................      $4.87
                                                                  ----------

Income From Investment Operations

       Net Investment Income ...................................       --(2)
                                                                  ----------

Net Asset Value, End of Period .................................      $4.87
                                                                  ==========

  Total Return(3) ..............................................       0.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............       2.50%(4)

Ratio of Net Investment Income to Average Net Assets ...........       1.46%(4)

Portfolio Turnover Rate ........................................        206%(5)

Net Assets, End of Period (in thousands) .......................          $3

(1)  November 29, 2001 (commencement of sale) through November 30, 2001.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or  loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2001.

See Notes to Financial Statements

See Glossary for a Definition of the Table      www.americancentury.com     23

Technology--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                          Investor Class
                                                          --------------

                                                        2001         2000(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............     $3.19          $5.00
                                                   ----------     ----------

Income From Investment Operations

  Net Investment Loss(2) .........................     (0.02)         (0.02)

  Net Realized and Unrealized Loss ...............     (1.08)         (1.79)
                                                   ----------     ----------

  Total From Investment Operations ...............     (1.10)         (1.81)
                                                   ----------     ----------

Net Asset Value, End of Period ...................     $2.09          $3.19
                                                   ==========     ==========

  Total Return(3) ................................    (34.48)%       (36.20)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..     1.50%         1.50%(4)

Ratio of Net Investment Loss to Average Net Assets ..  (0.79)%       (0.83)%(4)

Portfolio Turnover Rate .............................     356%          125%

Net Assets, End of Period (in thousands) ............ $173,877      $195,776

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

                                             See Notes to Financial Statements

 24         1-800-345-2021          See Glossary for a Definition of the Table

Technology--Financial Highlights
--------------------------------------------------------------------------------

OR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                           Advisor Class
                                                           -------------
                                                       2001           2000(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............     $3.19          $5.00
                                                   ----------     ----------

Income From Investment Operations

  Net Investment Loss(2) .........................     (0.02)         (0.02)

  Net Realized and Unrealized Loss ...............     (1.09)         (1.79)
                                                   ----------     ----------

  Total From Investment Operations ...............     (1.11)         (1.81)
                                                   ----------     ----------

Net Asset Value, End of Period ...................     $2.08          $3.19
                                                   ==========     ==========

  Total Return(3) ................................    (34.80)%       (36.20)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......  1.75%       1.75%(4)

Ratio of Net Investment Loss to Average Net Assets .... (1.04)%     (1.08)%(4)

Portfolio Turnover Rate ...............................    356%        125%

Net Assets, End of Period (in thousands) ..............      $1         $43

(1)  June 30, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements

See Glossary for a Definition of the Table      www.americancentury.com     25

Technology--Financial Highlights
--------------------------------------------------------------------------------

OR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                       Institutional Class
                                                       -------------------

                                                       2001         2000(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............     $3.19          $5.54
                                                   ----------     ----------

Income From Investment Operations

  Net Investment Loss(2) .........................     (0.02)         (0.01)

  Net Realized and Unrealized Loss ...............     (1.07)         (2.34)
                                                   ----------     ----------

  Total From Investment Operations ...............     (1.09)         (2.35)
                                                   ----------     ----------

Net Asset Value, End of Period ...................     $2.10          $3.19
                                                   ==========     ==========

  Total Return(3) ................................    (34.17)%       (42.42)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...... 1.30%        1.30%(4)

Ratio of Net Investment Loss to Average Net Assets ... (0.59)%      (0.70)%(4)

Portfolio Turnover Rate ...............................   356%         125%(5)

Net Assets, End of Period (in thousands) .............. $9,198       $7,995

(1)  July 14, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.  The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period June 30, 2000 (inception of fund) through
November 30, 2000.

                                             See Notes to Financial Statements

 26         1-800-345-2021          See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Life Sciences Fund and Technology
Fund, (collectively the "Funds"), two of the funds comprising American Century
World Mutual Funds, Inc., as of November 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period June 30, 2000 (inception) through November
30, 2000, and the financial highlights for the year then ended and the period
June 30, 2000 (inception) through November 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Life Sciences Fund and Technology Fund as of November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the period  June 30, 2000 (inception) through November 30, 2000, and their financial highlights for the respective stated  periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 11, 2002

                                                www.americancentury.com     27

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (61)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, APPLIED INDUSTRIAL TECHNOLOGIES, INC., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (68)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, MIDWEST
RESEARCH INSTITUTE

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, MIDWEST RESEARCH INSTITUTE
--------------------------------------------------------------------------------

D.D. (DEL) HOCK (66)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, PUBLIC
SERVICE COMPANY OF COLORADO

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET INC., HATHAWAY
CORPORATION and J.D. EDWARDS & COMPANY
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DONALD H. PRATT (63)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, BUTLER
MANUFACTURING COMPANY

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, BUTLER MANUFACTURING COMPANY;
Director, ATLAS-COPCO, NORTH  AMERICA INC.
-------------------------------------------------------------------------------

GALE E. SAYERS (58)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, SAYERS COMPUTER SOURCE

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, SPRINT CORPORATION

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST SYSTEMS, INC.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, AMERICAN ITALIAN PASTA COMPANY

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

 28     1-800-345-2021

Management
--------------------------------------------------------------------------------

                                                                    (Continued)

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (77)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

JAMES E. STOWERS III (42)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

OFFICERS

WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, JANUS COMPANIES (1990 to 1997)
-------------------------------------------------------------------------------

ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller, Vice President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, AMERICAN CENTURY EMPLOYEE BENEFIT SERVICES,
INC. (January 2000 to December 2000); Treasurer, AMERICAN CENTURY EMPLOYEE
BENEFIT SERVICES, INC. (December 2000 to present); Treasurer, AMERICAN CENTURY
VENTURES, INC. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                               www.americancentury.com     29

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services, and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the  C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

 30     1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers six "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy.
They are not intended to serve as a complete investment program by themselves.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY TECHNOLOGY looks for stocks of growing U.S. and foreign companies with business operations in the technology and
telecommunications-related sectors. These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

     AMERICAN CENTURY LIFE SCIENCES looks for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX is the medium capitalization sector of the U.S.
market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The S&P SUPERCOMPOSITE 1500 INDEX is a combination of the S&P 500, S&P
MidCap 400, and S&P SmallCap 600 indices and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

     S&P SUPERCOMPOSITE 1500 HEALTH CARE INDEX -- Those constituents of the S&P
SuperComposite 1500 that are classified under the health care economic sector make up the S&P SuperComposite 1500 Health Care Index. Nine industry groups comprise the health care economic sector: Biotechnology; Health Care
(Diversified, Drugs-Generic & Other, Drugs-Major Pharmaceuticals, Hospital
Management, Long-Term Care, Managed Care, Medical Products & Supplies, and
Specialized Services).

     S&P SUPERCOMPOSITE 1500 TECHNOLOGY INDEX -- Those constituents that are classified under the technology economic sector of the S&P Super-Composite 1500 make up the S&P SuperComposite 1500 Technology Index. Thirteen industry groups comprise the technology economic sector: Communication Equipment; Computers
(Hardware, Networking, Peripherals, and Software & Services); Electronics
(Component Distributors, Defense, Instrumentation, and Semiconductors);
Photography/Imaging; Equipment (Semiconductor); Services (Computer Systems and
Data Processing).

[right margin]

PORTFOLIO MANAGERS

  Life Sciences
       ARNOLD DOUVILLE
       CHRISTY TURNER, CPA, CFA

  Technology
       CHRISTOPHER K. BOYD, CFA
       DOUGLAS DAY

                                               www.americancentury.com     31

Glossary
--------------------------------------------------------------------------------

RETURNS

    TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 20-26.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.1 billion. This is Lipper's market capitalization breakpoint as of
November 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.3 billion and $10.1 billion. This is
Lipper's  market capitalization breakpoint as of November 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization  breakpoint as of November 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

 32     1-800-345-2021

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                www.americancentury.com     33

Notes
--------------------------------------------------------------------------------

 34     1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com     35

Notes
--------------------------------------------------------------------------------

 36     1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                      Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0201                                 American Century Investment Services, Inc.
SH-ANN-28109S                      (c)2002 American Century Services Corporation